UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-05038

          Clearwater Investment Trust

(Exact name of registrant as specified in charter)

          2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930
(Address of principal executive offices) (Zip code)

Jennifer D. Lammers

Chief Compliance Officer

Fiduciary Counselling, Inc.

2000 Wells Fargo Place, 30 East 7th St.

St. Paul, MN 55101-4930

Copy to:

John O’Hanlon, Esq.

Dechert LLP

100 Oliver Street

40th Floor

          Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: 651-228-0935

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Reports to Stockholders

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund
Clearwater Small Companies Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund

Semiannual Report
for the period ended
June 30, 2013

Letter to our shareholders (unaudited)

August 29, 2013

We are pleased to present you with this semi-annual report for the six-month period ended June 30, 2013. This report provides you with detailed information as to the performance and holdings of your Clearwater Funds. Both the Clearwater International and the Clearwater Core Equity funds outperformed their respective benchmarks for the six-month period ended June 30, 2013. The Clearwater Small Companies Fund slightly underperformed its benchmark for the same period. The Clearwater Tax-Exempt Bond Fund also underperformed for the six-month period ended June 30, 2013 compared to its benchmark in an increasingly challenging fixed income environment.

This semi-annual report also contains commentary from the managers who serve as subadvisers to the Clearwater Funds. Each manager has provided information as to how their portfolio performed as well as their economic outlook for the market(s) in which they invest. These managers are identified and evaluated by Clearwater Management Company, the advisor to the Clearwater Funds, prior to being reviewed and engaged by the Board of Trustees of Clearwater Investment Trust.

This year has been a difficult one for all of us as we mourn the loss of George Weyerhaeuser, Jr. We honor George by continuing his work in overseeing the Clearwater Investment Trust. We hope you find this report informative, and we thank you for your continued confidence and for choosing to invest with us.

Justin H. Weyerhaeuser	James E. Johnson
President	Chairman of the Board of Trustees
Clearwater Investment Trust	Clearwater Investment Trust

Discussion of Clearwater Funds’ Performance

Clearwater Core Equity Fund

The Clearwater Core Equity Fund seeks long-term growth of capital. Current income, to the extent income is produced by the stocks held by the Fund, is a secondary objective. Under normal market conditions, the Clearwater Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Clearwater Core Equity Fund’s assets are managed in a multi-style (growth and value) and multi-manager approach, whereby portions of the Core Equity fund are allocated to different subadvisers who employ distinct investment styles. The Core Equity Fund has four subadvisers. Parametric Portfolio Associates (“Parametric”), with approximately 60% of the Fund’s assets, manages its portion of the Fund’s assets to mirror the Russell 1000® Index as closely as possible. The remaining 40% of the Fund’s assets are divided between Heartland Advisers, Inc. (“Heartland”), Osterweis Capital Management, LLC (“Osterweis”), and Knightsbridge Asset Management, LLC (“Knightsbridge”) who all utilize an active management style.

2013 Year-to-date Market Overview:

Major U.S. equity market indices reached new highs during the early part of 2013 and many international equity markets also performed well, recovering ground lost during the financial crisis of 2008-2009. Equity investors appeared to have regained some optimism, thanks to U.S. Gross Domestic Product (“GDP”) growth and a recovery in housing. After a strong first quarter for U.S. equities, however, there was a correction in late May and June in reaction to incrementally negative economic news out of Europe and China, as well as to the Federal Reserve’s discussion regarding tapering of its bond purchasing program. Ultimately, U.S. equity markets began to digest these developments and overall the six-month period ended on a positive note.

2013 Year-to-date Performance and 2013 Outlook:

The Clearwater Core Equity Fund’s return for the six-month period ended June 30, 2013 was 14.0%, net of fees, as compared to 13.9% for the Russell 1000® Index, the Fund’s benchmark. The portion of the portfolio managed by Parametric to closely track the benchmark gained 13.8%, gross of fees. The primary reason for the difference in performance as compared to the benchmark was differences in sector weighting. Parametric was slightly underweight compared to the Russell 1000® Index in the strong performing Financials and Technology sectors.

Commentary on the performance of their specific portfolio for the six-month period ended June 30, 2013 and their outlook for the remainder of 2013 is provided below from each of the three “active” managers in the Clearwater Core Equity Fund.

Heartland

2013 Year-to-date Performance: For the first six months of 2013, our portion of the Clearwater Core Equity Fund returned 16.0%, gross of fees, while the benchmark Russell 1000® Index returned 13.9%. The Information Technology, Industrials, and Financials sectors were the strongest contributors to our performance for the six months ended June 30, 2013. Although we remain underweight relative to the benchmark in Information Technology, our position increased moderately over the six months, and our individual stock selections significantly outperformed their counterparts in the benchmark. We are particularly enthusiastic about developments in Industrials, where Engineering and Construction companies tied to the build-out of energy infrastructure performed well. The weakest sector in the portfolio was Materials, specifically our gold-mining position, which came under pressure from a declining price of gold.

2013 Outlook: We keep our focus on fundamental company research, rather than on making macro market calls. We believe the upward trend in consumer confidence, supported by rising household net worth, provides the foundation for the U.S. consumer to contribute to economic growth going forward. On the corporate side of the equation, we are seeing America’s industrial renaissance, driven by increasingly abundant, reasonably priced energy. We believe this combination sets the stage for good performance from the cyclical stocks in the portfolio.

Osterweis

2013 Year-to-date Performance: For the six months ending June 30, 2013, our portion of the Clearwater Core Equity Fund generated a total return of 18.1%, gross of fees, as compared to 13.9% for the benchmark Russell 1000® Index. Our strong performance was broad-based, with all sectors showing positive returns and all but one posting double-digit gains. Industrials, which rose almost 30% due to robust gains from aviation holdings Boeing, Air Lease and Spirit Aerosystems, was our strongest sector during the period. Other sectors in our portfolio that appreciated more than 20% during the six-month period ended June 30, 2013 were Financials, Consumer Discretionary, Energy and Health Care. Relative to the benchmark, our outperformance was driven primarily by stock selection, rather than sector weightings. During the six-month period, the top five holdings contributing to our portfolio’s absolute returns were Valeant Pharmaceuticals, Magellan Midstream, Viacom, HealthSouth and Air Lease. The only three securities detracting from performance during the period were Oracle, Hologic and Cosan.

2013 Outlook: U.S. equities still appear attractive to us even though investor sentiment has improved and U.S. markets have rallied from year-ago levels. In our view, slow growth in the U.S., recession in Europe and slowing emerging market economies have validated our bias toward companies that we believe can grow sales and profits without assistance from a macro-economic tailwind. We do not look for a major breakout in economic growth in the next 6-12 months but believe some improvement in the U.S. and Europe appears possible. One risk that we are monitoring is the negative impact that a stronger U.S. dollar could have on our companies’ profits and on the profits of U.S. equities in general. The S&P 500® is surprisingly global in its footprint with over 40% of its sales and profits derived from outside of the U.S. All things being equal, a stronger dollar would translate into lower earnings for many U.S. multinationals. Our focus remains on companies that we believe couple stronger than average growth with powerful internal, company specific value drivers. We also continue to look for companies that are able to increase their dividends. In this low interest rate environment, the search for yield is not over and we believe that should continue to create investor demand for strong companies with growing dividends.

Knightsbridge

2013 Year-to-date Performance: Year-to-date through June 30, 2013, our portion of the Clearwater Core Equity Fund returned 11.2% gross of fees, compared to 13.9% for the Russell 1000® Index. Individual security selection within sectors contributed positively to performance in five of the seven sectors in which we invest. Our sector allocations, however, detracted significantly from performance. We were underweight the best performing sector, Health Care and overweight the worst performing sector, Materials. Within Materials, Newmont Mining, a gold-mining company, hindered performance as miners are being impacted by rising costs of doing business and low underlying commodity prices. For the six-months ended June 30, 2013, gold prices were down 25%.

2013 Outlook: Despite U.S. equities being more than four years into a bull market, we are encouraged that inflation remains moderate. We also have observed positive economic developments, particularly in the U.S. However, we also believe that investor sentiment is not overly optimistic, which we believe indicates room for future equity price appreciation. We are further encouraged by strong year-to-date performance in U.S. small cap equities which we believe is a hopeful sign for the overall U.S. stock market. Nonetheless, we are mindful of certain risks, such as the potential of a continued rise in long-term interest rates. We believe that we may mitigate many risks by investing in good businesses with underappreciated, company-specific valuation drivers that could withstand a variety of headwinds they may face during our typical multi-year holding period.

Clearwater Small Companies Fund

The Clearwater Small Companies Fund seeks long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Small Companies Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. Equity securities consist primarily of exchange traded common and preferred stocks. The Clearwater Small Companies Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. The assets of the Clearwater Small Companies Fund are allocated between two subadvisers who employ distinct investment styles. These subadvisers are Kennedy Capital Management (“Kennedy”) and Keeley Asset Management (“Keeley”).

2013 Year-to-date Market Overview: During the first half of the year there has been meaningful upturn in two important domestic industries, homebuilding and automobiles. In our view, as improvement in these two industries spreads to other industries, employment improves, and U.S. GDP strengthens. The strength in these two industries and the previously described ancillary benefits have helped to offset the negative impact of the U.S. government sequestration and the continued malaise in many overseas markets. The importance, however, of the interest rate environment to U.S. equity values was evidenced by the U.S. equity market’s reaction to news from the Federal Reserve that Chairman Ben Bernanke believed the real economy was improving and that members of the Federal Reserve Board of Governors had begun to consider the circumstances under which it would slow the pace of the central bank’s bond purchasing program or quantitative easing (“Q.E.”). Upon this news, interest rates rose, and stock prices fell. Subsequent announcements from the Federal Reserve that a reduction in stimulus would not occur in the near-term were reassuring to U.S. investors. This has resulted in disappointing economic data, which we believe is seen positively by U.S. investors. In our view, investors hope that disappointing news strengthens the possibility that Q.E. will be maintained and the interest rate environment will remain low.

2013 Year-to-date Performance and 2013 Outlook:

The Clearwater Small Companies Fund posted a return of 15.7%, net of fees, for the six-month period ended June 30, 2013, slightly underperforming its benchmark, the Russell 2000® Index, which returned 15.9% for the same period.

Commentary on the performance of their specific portfolio for the six-month period ended June 30, 2103 and their outlook for the remainder of 2013 is provided below from each of the two subadvisers for the Clearwater Small Companies Fund.

Kennedy

2013 Year-to-date Performance: For the six months ended June 30, 2013, our portion of the Clearwater Small Companies Fund returned 16.3%, gross of fees, outperforming the 15.9% return of the benchmark, the Russell 2000® Index. Our outperformance was driven by stock selection across most sectors, led by Consumer Discretionary and Energy. While the Energy sector has been challenging over the past year or two we are now seeing some stability in commodity prices. We have also found that better stock performance has begun to correlate with higher quality assets and strong company management teams. Other than our cash allocation, which detracted from overall performance in a strongly rising market, our sector weightings as compared to the benchmark were not significant factors in performance.

2013 Outlook: Currently, interest rates are playing an important role in the stock market. Over the past year or two, the impacts of a strong junk bond market have come into focus for equity investors in two key forms.

First, refinancing opportunities abound, which is positive for the U.S. consumer. So far this year, junk bond yields have been more than 50% lower than they were a decade ago. Interest expense savings are significant, thus positively impacting earnings multiples and equity valuations. Second, the merger and acquisition market is highly reliant on junk bond financing. For an acquiring company or a private equity firm, a 5% borrowing rate can make an acquisition prospect far more enticing than a 10% rate. We believe the recent lower rates will lead to increased merger activity. Importantly then, we feel that rising rates would hurt the U.S. equity markets going forward. We believe that, all else being equal, market valuations would fall, either due to lower earnings per share from higher interest expenses or multiple compression (i.e., lower expected earnings per share). We will continue to keep a watchful eye on the interest rate environment, as its movements can impact the value of future cash flows we are projecting for our portfolio companies.

Keeley

2013 Year-to-date Performance: For the six-month period ended June 30, 2013, our portion of the Clearwater Small Companies Fund outperformed its benchmark, the Russell 2000® Index, with a return of 16.3%, gross of fees, versus an increase of 15.9% for the benchmark. From a sector perspective, Consumer Discretionary, Industrials, and Financials all contributed positively to returns. However, our stock selections within the Consumer Discretionary and Health Care sectors detracted from performance. We remain, however, comfortable with our current sector allocations relative to the benchmark. Specifically, we are underweight Healthcare and Technology and overweight Consumer Discretionary and Industrials. We have also been actively adding to the Financials sector which is slightly overweight compared to the benchmark.

2013 Outlook: Due to an environment of historically low interest rates which began in 2009, we have believed for quite some time that this market would foster corporate restructuring. We believe the number of spinoffs in 2011 and 2012 and the noticeable increase in merger and acquisition activity late in 2012 offers strong evidence that low cost financing is providing opportunities for the type of companies we hold in our portfolio. Given the Federal Reserve’s well publicized communication to keep interest rates low, we see few reasons why restructuring will not continue throughout 2013 and beyond. In a slow growth environment we believe that companies have even greater motivation to seek strategic alternatives that could improve efficiency and increase shareholder value. Consequently, we are optimistic that these catalysts will provide a strong tailwind for our portfolio companies throughout the remainder of this year. In this environment, we continue to identify attractive opportunities in individual companies and we remain committed to our value-driven strategy which buys stocks of relatively unknown (e.g., spin-offs) and out of favor (e.g., below book value) companies. We believe that if these opportunities continue to be available and are coupled with continued U.S. economic progress, low interest rates, and high levels of financial liquidity, the outlook for our portfolio is encouraging.

Clearwater Tax-Exempt Bond Fund

The Clearwater Tax-Exempt Bond Fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund’s subadviser, Sit Fixed Income Advisers II, LLC (“Sit”), provides day to day management for the Fund.

Sit has provided all of the commentary below regarding the Clearwater Tax-Exempt Bond Fund.

2013 Year-to-date Market Overview: Tax-exempt fixed income markets enjoyed a positive start to the year in 2013, as cash flows were modestly positive into tax-exempt municipal bond funds and supply, while increasing, remained manageable. However, tax-exempt markets experienced a severe downturn in late May through the end of June, when the Federal Reserve announced it may reduce its bond purchase program later this year, causing yields to rise sharply, especially for longer duration bonds. This situation was exacerbated by over $15 billion in cash outflows from U.S. tax-exempt mutual funds from late May through the end of June. The rise in interest rates and cash outflows from tax-exempt mutual funds did not appear to be driven by investor credit concerns, however. State and local government tax collections continued to improve from the low recession levels of 2008 and 2009, and have now exceeded pre-recession levels. Although assistance from the federal government’s stimulus programs has diminished, state and local government finances remain generally on the upswing, despite a few notable exceptions such as Detroit, Chicago and the State of Illinois. The Federal Reserve’s commitment in December 2012 to hold short-term rates low until unemployment reaches 6.5%, absent significant inflation pressures, has continued to promote a steep yield curve.

2013 Year-to-date Performance: The Clearwater Tax-Exempt Bond Fund returned -3.3%, net of fees, for the six-month period ended June 30, 2013. The Tax-Exempt Bond Fund’s benchmark, the Barclays 5-Year Municipal Bond Index, returned -0.9% over the same period. Revenue bonds and general obligation bonds performed equally poorly during the first half of 2013, with revenue bonds and general obligation bonds each returning -2.8% for the six-month period. Sector allocations as compared to the benchmark and credit quality of holdings had little effect on performance. The Fund’s duration, a measure of the Fund’s sensitivity to interest rates, was 6.4 years as of June 30, 2013. By comparison, the Fund’s benchmark had a duration of 3.9 years as of the same date. Longer duration bonds significantly underperformed intermediate and short duration, as duration was a determining factor in market performance. The Tax-Exempt Bond Fund’s return, due to its relatively longer duration, therefore came in significantly worse than that of its benchmark for the first half of 2013. The Tax-Exempt Bond Fund’s yield, and therefore income to shareholders, rose during the period, and was more than the yield of the Barclays Municipal Bond 5-Year Index.

2013 Outlook: We expect U.S. economic growth to be positive during the second half of 2013, although it remains sluggish as of June 30, 2013. Through June 30, 2013, housing is clearly improving, but unemployment remains relatively high, and the drag from increased payroll taxes for all working Americans and significantly increased income tax rates on top earners are being felt by U.S. consumers. U.S. government sequestration cuts went into effect in the spring, and are scheduled to continue if Congress and the Obama Administration cannot agree on a budgetary plan. We believe these cuts will dampen economic growth. In our view, interest rates, while likely to remain low in absolute terms, may continue to be volatile during 2013, as investor concerns surrounding the U.S. debt ceiling, deficit reduction and the possibility of reducing the value of the municipal bond tax exemption continue. We believe that investors will also be watching as the Federal Reserve considers if and when it decides to reduce its current $85 billion monthly bond purchase program, or Q.E. We believe the U.S. Treasury yield curve will remain relatively steep, with yields rising a bit on the intermediate and long-term portions of the curve. We also believe that the tax-exempt curve should steepen less, with short-term rates remaining low and long-term tax-exempt yields rising somewhat as supply continues at a still manageable level and most state and local government finances continue to improve. We believe these factors will help tax-exempt bond performance improve in the second half of 2013. We have positive expectations for the performance of revenue bonds in the second half of 2013. However, we believe that general obligation bond performance will weaken, as, despite their recent improvement, many cities, counties and states still have work to do, and the recent bankruptcy filing by Detroit as well as downgrades of Chicago and the State of Illinois will weigh on the market. Furthermore, potential problems funding retirement pension and healthcare obligations still persist in other places, and remain the subject of many of the negative media reports which affect the municipal market. We continue to believe that despite recent challenges, the Clearwater Tax-Exempt Bond Fund’s longer duration and its inclusion of revenue and non-rated bonds in the portfolio have it well-positioned for the economic and interest rate environment that we expect in the second half of 2013. We intend to focus our investment of new cash flows on bonds with maturities in the 5-25 year range.

Clearwater International Fund

The Clearwater International Fund seeks long-term growth of capital. Under normal market conditions, the Fund generally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently has five subadvisers. Parametric Portfolio Associates (“Parametric”) manages its portion of the portfolio (approximately 50%) to mirror the MSCI World Ex USA Index (net). The Fund also has four “active” managers who each manage approximately 12.5% of the Fund’s assets: Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), WCM Investment Management (“WCM”), and Templeton Investment Counsel, LLC (“Templeton”).

2013 Year-to-date Market Overview: Global markets were mixed during the first half of 2013. U.S. markets took center stage as signs of improvement in the United States overshadowed the continued malaise in many international markets. Stock markets appear to have risen either because of, or at least in parallel with, aggressive government intervention in the global economy. Governments, specifically central banks around the world, have been aggressively managing interest rates, asset prices and exchange rates in order to try to stimulate economic growth. For example, most Asian markets finished the first half in negative territory with Japan’s Nikkei 225 Stock Average, the only market in the region to post healthy gains. Japan’s performance was mainly attributable to the continued weakness of the Japanese yen due to economic stimulus policies implemented earlier this year known as “Abenomics”.

2013 Year-to-date Performance and 2013 Outlook:

The Clearwater International Fund returned 3.8%, net of fees, for the six-month period ended June 30, 2013, as compared to 3.0% for the MSCI World Ex USA Index (net), the Fund’s benchmark. The portion of the portfolio managed by Parametric to mirror the benchmark returned 3.1%, gross of fees. Parametric’s objective is to closely track the Index using a subset of the Index constituents. The slight outperformance is due to the performance of specific Canadian and Spanish securities held by the Fund.

Commentary on the performance of their portfolio for the six-month period ended June 30, 2013 and their outlook for the remainder of 2013 is provided below from each of the four “active” managers in the Clearwater International Fund.

Artisan

2013 Year-to-date Performance: During the six-month period ended June 30, 2013, our portion of the Clearwater International Fund returned 9.9%, gross of fees, outperforming the benchmark the MSCI World Ex USA Index (net), which returned 3.0% for the same period. Performance of the following stocks had a positive impact on the portfolio during the period: engineered electronic components provider TE Connectivity Ltd.; household and chemical products manufacturer Kao Corporation; jewelry retailer Signet Jewelers Limited; catering company Compass Group PLC; insurance and financial services company Arch Capital Group Ltd. Notable detractors included: food retailer Tesco plc; natural gas producer and refiner Imperial Oil Ltd.; defense company Qinetiq Group PLC; recruitment consultancy services provider Michael Page International plc; and brewing company Carlsberg A/S.

2013 Outlook: Looking ahead we see that the equity market volatility has picked up through June 30, 2013 and certain sectors and countries are starting to show price declines for the same period. We believe that a continuation of this trend would create a market environment conducive to finding reinvestment opportunities.

Denver

2013 Year-to-date Performance: Our portion of the Clearwater International Fund returned 0.1%, gross of fess, for the six-month period ended June 30, 2013, trailing the benchmark, the MSCI World Ex USA Index (net) which was up 3.0% for the same period. We focus on investing in fast-growing small-cap companies around the world. Country and sector allocations are a by-product of our stock selection. The majority of our underperformance relative to the benchmark related to Japan and Australia. The Japanese market performed strongly during the period and our allocation was underweight relative to the benchmark. Additionally, two of the Japanese companies we held, Gree Inc. and DeNA Co Ltd., have struggled. Due to slowing growth and deterioration in free cash flow, we exited Gree in May. DeNA, a social mobile gaming company, is a company we believe has solid long-term prospects as its earnings have been up strongly. However, it has been impacted recently by the performance of one of its competitors, GungHo Online Entertainment Inc., whose stock surged as a result of its creation of one wildly popular game. Our holdings in Australia also detracted significantly from performance in the first half of 2013. As China’s slowing economy impacted commodities in Australia, this led to Australian stocks being sold indiscriminately by investors. Cardno Ltd., an environmental engineering firm with half of its business outside of Australia, along with Decmil Group Ltd., a construction company, are both examples of companies whose prices have been negatively impacted by economic concerns related to commodities and mining in Australia. We currently believe these are both stable businesses with strong operations.

2013 Outlook: Despite slowing growth in China and related economies such as Australia, we remain cautiously optimistic. In general, company operations appear strong and we believe valuations are compelling. We continue to focus on investing in companies that we believe are fast-growing, cash generative businesses with sound balance sheets.

WCM

2013 Year-to-date Performance: Our portion of the Clearwater International Fund returned 7.0% for the six-months ended June 30, 2013. This compares to the Fund’s benchmark, the MSCI World Ex USA Index (net), which returned 3.0% for the same period. Our outperformance relative to the benchmark was primarily due to stock selection, though performance also benefited from our sector weightings. Our investment process tends to result in overweights in Consumer, Healthcare and Technology and all three of these sectors were positive contributors to outperformance for the first half of 2013. The positive performance impact of our stock selection was strong in Technology, but the biggest individual contributors came from holdings in sectors we tend to underweight, Materials and Energy. We believe this highlights the fact that good stock selection emphasizing quality in sectors we otherwise deem to be low-quality can still contribute positively to performance.

2013 Outlook: In general, our outlook is a function of prospects for our individual holdings rather than a top down assessment of the macro-economic environment. For example, on a recent research trip to China, conditions seemed different from our last visit in 2011. We saw mostly empty apartments and buildings, evidence that investors are accumulating property that goes uninhabited. Many professionals we spoke with were surprisingly negative. But some of our company visits were just the opposite. One conclusion from our visit was that the opportunity for health care in China remains enormous. Furthermore, select Chinese technology firms are also seeing steady growth. In particular, we like e-commerce and social networking properties. Despite advertising slowdowns and retail traffic trends, we also concluded that there is significant room for expansion in the e-commerce sector as migration continues from brick and mortar retailers.

Even though the headlines and market performance have been mostly negative lately, we fully believe China, and emerging markets in general, still have significant growth potential, albeit at a moderated pace. We also believe that the companies that propelled economic growth to this point, Materials companies (such as nickel or copper producers), property developers, REITS, and state-owned enterprises (particularly banks) probably won’t be the leaders for the next ten years in part because most of them rely too heavily on leverage. We believe it is likely that market leadership will shift to Consumer, Technology and Healthcare.

Templeton

2013 Performance: Our portion of the Clearwater International Fund returned 7.2%, gross of fees, for the six-months ended June 30, 2013. The Fund’s benchmark, the MSCI World Ex USA Index (net), gained 3.0% over the same period. Our outperformance during the six-month period was driven primarily by both stock selection and an overweight in the Consumer Discretionary sector, with particularly strong performance from Asian holdings. Our stock selection in Materials, Financials and Energy also contributed to performance. Broken down by region, our portfolio companies in Asia and North America were the major contributors. Detractors from relative performance included stocks in Industrials and Utilities, and an underweight in Health Care.

2013 Outlook: While we continue to analyze the long-term earnings, cash flow and asset growth potential of individual businesses, we believe the global market will likely continue to fixate on headlines, particularly those related to changes in government stimulus programs. When policymakers first introduced coordinated easing measures, investors seemed shocked at their profligacy. Now that they are considering scaling them back, many investors appear appalled by their restraint. Fortunately, central bankers have their own mandates, which in most places combine price stability with some measure of economic equilibrium. In our view, maligned though they may be, central bankers have restored systemic stability and rekindled economic growth following the worst recession in modern history. However, we believe that this has come with costs, such as capital misallocation, moral hazard and sovereign fiscal impairment that will likely be manifest in the performance potential of some asset classes. We believe our equity investments, with support from both valuations and fundamentals, are well positioned to potentially weather this environment over the long term.

Fund Expense Example
(unaudited)

As a shareholder of the Funds, you incur costs, including management fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired funds” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)

The example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2013.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period January 1, 2013 thru June 30, 2013” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Funds to funds that charge transaction costs and/or sales charges or redemption fees.

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period January 1, 2013 thru June 30, 2013 *
Core Equity Fund	$1,000.00	$1,140.20	$2.71
Small Companies Fund	$1,000.00	$1,157.20	$5.13
Tax-Exempt Bond Fund	$1,000.00	$967.20	$1.66
International Fund	$1,000.00	$1,037.50	$3.23

Hypothetical (5% return before expenses)
Core Equity Fund	$1,000.00	$1,022.27	$2.56
Small Companies Fund	$1,000.00	$1,020.03	$4.81
Tax-Exempt Bond Fund	$1,000.00	$1,023.11	$1.71
International Fund	$1,000.00	$1,021.62	$3.21

*

Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expense ratios for the most recent one-half year period may differ from expense ratios based on one-year data in the Financial Highlights.

The annualized expense ratios are as follows:

Core Equity Fund (a)	0.51%
Small Companies Fund (b)	0.96%
Tax-Exempt Bond Fund (c)	0.34%
International Fund (d)	0.64%

(a)

The expense ratio for the Core Equity Fund represents the blended expense ratio during the six-month period. The management fee of the Fund was reduced through voluntary waivers to 0.52% until March 15, 2013, when the voluntary waivers were increased and the expense ratio of the fund became 0.50%.

(b)

The expense ratio for the Small Companies Fund represents the blended expense ratio during the six-month period. The management fee of the Fund was reduced through voluntary waivers to 1.00% until March 15, 2013, when the voluntary waivers were increased and the expense ratio of the fund became 0.94%.

(c)

The expense ratio for the Tax-Exempt Bond Fund represents the blended expense ratio during the six-month period. The management fee of the Fund was reduced through voluntary waivers to 0.36% until March 15, 2013, when the voluntary waivers were increased and the expense ratio of the fund became 0.33%.

(d)

The expense ratio for the International Fund represents the blended expense ratio during the six-month period. The management fee of the Fund was reduced through voluntary waivers to 0.60% until March 15, 2013, when the voluntary waivers were reduced and the expense ratio of the fund became 0.67%.

Quarterly Portfolio Schedule of Investments

The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the Securities and Exchange Commission (the “SEC”) on Form N-Q. Shareholders may request copies of Form N-Q free of charge by calling the Transfer Agent toll free at 1-855-684-9144 or by sending a written request to: The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 Attn: Clearwater Investment Trust Funds. These filings are also available on the SEC’s Internet site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the public reference room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

The Funds have established Proxy Voting Policies and Procedures (“Policies”) that the Funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling Fiduciary Counselling, Inc. toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Funds. Form N-PX is also available from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

CLEARWATER INVESTMENT TRUST

Statements of Assets and Liabilities

June 30, 2013

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (identified cost: $271,574,937 Core Equity Fund; $252,552,636 Small Companies Fund; $478,005,068 Tax-Exempt Bond Fund; $358,143,420 International Fund)	$461,926,858	321,002,133	472,079,814	436,685,356
Foreign currencies, at value (cost: $5,247 and $806,880)	5,119	-	-	801,238
Receivable for securities sold	301,139	1,604,781	1,894,869	689,397
Accrued dividend and interest receivable	687,064	355,449	5,714,706	840,153
Foreign tax reclaim receivable	15,117	-	-	860,236
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	227,813
Total assets	462,935,297	322,962,363	479,689,389	440,104,193
Liabilities
Payables for investment securities purchased	-	1,359,144	3,481,880	973,529
Payables for fund shares redeemed	9,000	4,000	3,000	5,000
Accrued investment advisory fee	575,368	749,708	410,649	752,890
Payable for dividend distribution	-	-	279,633	-
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	9,651
Total liabilities	584,368	2,112,852	4,175,162	1,741,070
Net assets	$462,350,929	320,849,511	475,514,227	438,363,123
Capital
Capital stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: outstanding 14,072,150, 14,825,567, 49,553,190 and 31,694,829 shares, respectively)	$278,359,727	227,783,643	476,163,268	352,999,859
Undistributed net investment income	3,678,551	319,301	24,032	5,878,626
Accumulated net realized gain (loss) from investments and foreign currency transactions	(10,039,142)	24,297,070	5,252,181	745,351
Unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currencies	190,351,793	68,449,497	(5,925,254)	78,739,287
Net assets	$462,350,929	320,849,511	475,514,227	438,363,123
Net asset value per share of outstanding capital stock	$32.86	21.64	9.60	13.83

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Operations

for the six months ended June 30, 2013 (unaudited)

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $41,920, $3,018, $0 and $863,571 respectively)	$4,761,490	1,810,528	983,045	7,629,998
Interest	-	-	11,068,013	-
Total income	4,761,490	1,810,528	12,051,058	7,629,998
Expenses:
Investment advisory fee	1,994,181	2,090,988	1,496,798	2,188,409
Voluntary fee reduction	(869,192)	(598,864)	(643,052)	(782,272)
Total net expenses	1,124,989	1,492,124	853,746	1,406,137
Net investment income	3,636,501	318,404	11,197,312	6,223,861
Net realized gain (loss) on investments and foreign currency transactions:
Security transactions	3,733,541	20,413,155	5,198,626	5,530,151
Forward foreign currency exchange contracts	-	-	-	746,136
Foreign currency transactions	(2,732)	-	-	(200,588)
Net increase (decrease) in appreciation/depreciation on:
Security transactions	49,289,132	23,810,051	(32,700,042)	3,205,228
Forward foreign currency exchange contracts	-	-	-	(120,329)
Translation of other assets and liabilities denominated in foreign currencies	279	-	-	(41,095)
Net gain (loss) on investments	53,020,220	44,223,206	(27,501,416)	9,119,503
Net increase (decrease) in net assets resulting from operations	$56,656,721	44,541,610	(16,304,104)	15,343,364

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Statements of Changes in Net Assets

for the six months ended June 30, 2013 (unaudited)
and the year ended December 31, 2012

	Core Equity Fund		Small Companies Fund
	6/30/2013	12/31/2012	6/30/2013	12/31/2012
Operations:
Net investment income	$3,636,501	5,455,131	318,404	1,359,546
Net realized gain on investments	3,730,809	3,799,807	20,413,155	26,085,956
Net increase in unrealized appreciation	49,289,411	42,473,315	23,810,051	17,884,680
Net increase in net assets resulting from operations	56,656,721	51,728,253	44,541,610	45,330,182
Distributions to shareholders from:
Net investment income	-	(5,308,828)	-	(1,372,954)
Net realized gain on investments	-	-	-	(18,710,016)
Total distributions to shareholders	-	(5,308,828)	-	(20,082,970)
Capital share transactions:
Proceeds from shares sold	14,175,500	30,761,200	2,502,789	17,578,121
Reinvestment of distributions from net investment income and gain	-	5,308,828	-	20,082,970
Payments for shares redeemed	(3,723,778)	(19,567,325)	(8,130,490)	(20,480,532)
Net increase (decrease) in net assets from capital share transactions	10,451,722	16,502,703	(5,627,701)	17,180,559
Total increase in net assets	67,108,443	62,922,128	38,913,909	42,427,771
Net assets:
At the beginning of the period	395,242,486	332,320,358	281,935,602	239,507,831
At the end of the period	$462,350,929	395,242,486	320,849,511	281,935,602
Undistributed net investment income	$3,678,551	107,752	319,301	-

	Tax-Exempt Bond Fund		International Fund
	6/30/2013	12/31/2012	6/30/2013	12/31/2012
Operations:
Net investment income	$11,197,312	25,148,388	6,223,861	8,391,926
Net realized gain on investments	5,198,626	8,364,152	6,075,699	22,380,924
Net increase (decrease) in unrealized appreciation/depreciation	(32,700,042)	19,828,443	3,043,804	27,576,540
Net increase (decrease) in net assets resulting from operations	(16,304,104)	53,340,983	15,343,364	58,349,390
Distributions to shareholders from:
Net investment income	(11,187,033)	(25,130,641)	-	(8,901,744)
Net realized gain on investments	-	-	-	(22,141,275)
Total distributions to shareholders	(11,187,033)	(25,130,641)	-	(31,043,019)
Capital share transactions:
Proceeds from shares sold	15,661,000	27,526,350	19,433,833	70,026,648
Reinvestment of distributions from net investment income and gain	10,967,101	25,302,734	-	31,043,019
Payments for shares redeemed	(50,740,303)	(72,755,733)	(4,472,991)	(25,388,480)
Net increase (decrease) in net assets from capital share transactions	(24,112,202)	(19,926,649)	14,960,842	75,681,187
Total increase (decrease) in net assets	(51,603,339)	8,283,693	30,304,206	102,987,558
Net assets:
At the beginning of the period	527,117,566	518,833,873	408,058,917	305,071,359
At the end of the period	$475,514,227	527,117,566	438,363,123	408,058,917
Undistributed (overdistributed) net investment income	$24,032	13,753	5,878,626	(891,294)

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Financial Highlights

June 30, 2013 (unaudited)

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	June 30, 2013	Year ended December 31,
Core Equity Fund		2012	2011	2010	2009	2008
Net asset value, beginning of period	$28.81	25.26	26.38	23.40	18.60	30.57
Income from investment operations:
Net investment income	0.26	0.40	0.33	0.38	0.39	0.51
Net realized and unrealized gains (losses)	3.79	3.54	(1.13)	2.99	4.78	(11.96)
Total from investment operations	4.05	3.94	(0.80)	3.37	5.17	(11.45)
Less distributions:
Dividends from net investment income	-	(0.39)	(0.32)	(0.39)	(0.37)	(0.52)
Total distributions	-	(0.39)	(0.32)	(0.39)	(0.37)	(0.52)
Net asset value, end of period	$32.86	28.81	25.26	26.38	23.40	18.60
Total return (a)	14.02%	15.64%	(3.04)%	14.42%	27.90%	(37.50)%
Net assets, end of period (000s omitted)	$462,351	395,242	332,320	344,270	293,188	197,263
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)(e)(f)(g)	0.51%	0.54%	0.53%	0.30%	0.28%	0.28%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)(e)(f)(g)	0.90%	0.90%	0.69%	0.45%	0.45%	0.45%
Ratio of net investment income, net of waivers, to average net assets (b)(d)(e)(f)(g)	1.64%	1.49%	1.25%	1.60%	1.98%	1.92%
Ratio of net investment income, before waivers, to average net assets (b)(d)(e)(f)(g)	1.25%	1.13%	1.09%	1.45%	1.81%	1.75%
Portfolio turnover rate (excluding short-term securities)	8.74%	22.31%	27.01%	43.65%	21.83%	14.71%

(a)

Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods of less than one year.

(b)	Annualized for periods of less than one year.

(c)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.50%. Also effective March 15, 2013, the Advisor increased the voluntary waiver to 0.40%.

(e)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.52%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.38%.

(f)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 0.60%. Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.30%.

(g)	Effective December 1, 2010, the Adviser discontinued the voluntary waiver previously in effect.

See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST

Financial Highlights

June 30, 2013 (unaudited)

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	June 30, 2013	Year ended December 31,
Small Companies Fund		2012	2011	2010	2009	2008

Net asset value, beginning of period	$18.70	16.91	18.70	14.41	10.39	16.68
Income from investment operations:
Net investment income	0.02	0.09	0.01	-	-	0.05
Net realized and unrealized gains (losses)	2.92	3.10	(0.28)	4.31	4.02	(6.29)
Total from investment operations	2.94	3.19	(0.27)	4.31	4.02	(6.24)
Less distributions:
Distributions from net investment income	-	(0.10)	(0.01)	(0.02)	-	(0.05)
Distributions from net realized gains	-	(1.30)	(1.51)	-	-	-
Total distributions	-	(1.40)	(1.52)	(0.02)	-	(0.05)
Net asset value, end of period	$21.64	18.70	16.91	18.70	14.41	10.39
Total return (a)	15.72%	19.02%	(1.62)%	29.99%	38.70%	(37.40)%
Net assets, end of period (000s omitted)	$320,850	281,936	239,508	256,237	214,335	120,846
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)(e)	0.96%	1.00%	0.98%	0.95%	0.95%	0.95%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)(e)	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets(b)(d)(e)	0.21%	0.51%	0.05%	(0.02)%	(0.04)%	0.32%
Ratio of net investment income (loss), before waivers, to average net assets(b)(d)(e)	(0.18)%	0.16%	(0.32)%	(0.42)%	(0.44)%	(0.08)%
Portfolio turnover rate (excluding short-term securities)	32.08%	59.48%	64.54%	71.05%	95.13%	117.12%

(a)

Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods of less than one year.

(b)	Annualized for periods of less than one year.

(c)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)	March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.94%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.41%.

(e)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 1.00%. Also effective June 1, 2011, the Adviser reduced the voluntary waiver to 0.35%.

See accompanying notes to financial statements.

5	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

June 30, 2013 (unaudited)

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or period ended and selected information for each year or period ended is as follows:

	June 30, 2013	Year ended December 31,
Tax-Exempt Bond Fund		2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.15	9.62	9.06	9.25	8.09	9.64
Income from investment operations:
Net investment income	0.22	0.48	0.48	0.47	0.47	0.46
Net realized and unrealized gains (losses)	(0.55)	0.53	0.56	(0.19)	1.16	(1.55)
Total from investment operations	(0.33)	1.01	1.04	0.28	1.63	(1.09)
Less distributions:
Distributions from net investment income	(0.22)	(0.48)	(0.48)	(0.47)	(0.47)	(0.46)
Total distributions	(0.22)	(0.48)	(0.48)	(0.47)	(0.47)	(0.46)
Net asset value, end of period	$9.60	10.15	9.62	9.06	9.25	8.09
Total return (a)	(3.28)%	10.66%	11.81%	2.99%	20.60%	(11.80)%
Net assets, end of period (000s omitted)	$475,514	527,118	518,834	516,202	542,394	370,848
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)	0.34%	0.36%	0.36%	0.36%	0.36%	0.37%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income, net of waivers, to average net assets(b)(d)	4.49%	4.79%	5.08%	5.00%	5.34%	5.03%
Ratio of net investment income, before waivers, to average net assets(b)(d)	4.23%	4.55%	4.84%	4.76%	5.10%	4.80%
Portfolio turnover rate (excluding short-term securities)	14.53%	28.06%	24.83%	28.95%	22.90%	32.20%

(a)

Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods of less than one year.

(b)	Annualized for periods of less than one year.

(c)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(d)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.33%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.27%.

See accompanying notes to financial statements.

6	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

June 30, 2013 (unaudited)

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years or periods ended and selected information for each year or period ended is as follows:

	Period ended June 30, 2013				Period ended December 31, 2009(a)(b)
		Year ended December 31,
International Fund		2012	2011	2010
Net asset value, beginning of period	$13.33	12.23	14.33	13.16	10.00
Income from investment operations:
Net investment income	0.20	0.30	0.30	0.23	0.19
Net realized and unrealized gains (losses)	0.30	1.88	(2.08)	1.27	3.35
Total from investment operations	0.50	2.18	(1.78)	1.50	3.54
Less distributions:
Distributions from net investment income	-	(0.31)	(0.29)	(0.23)	(0.18)
Distributions from net realized gains	-	(0.77)	(0.03)	(0.10)	(0.20)
Total distributions	-	(1.08)	(0.32)	(0.33)	(0.38)
Net asset value, end of period	$13.83	13.33	12.23	14.33	13.16
Total return (c)	3.75%	17.91%	(12.44)%	11.39%	35.50%
Net assets, end of period (000s omitted)	$438,363	408,059	305,071	346,415	292,902
Ratio of expenses, net of waivers, to average net assets (d)(e)(f)(g)(h)	0.64%	0.62%	0.77%	0.80%	0.92%
Ratio of expenses, before waivers, to average net assets (d)(e)(f)(g)(h)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income, net of waivers, to average net assets (d)(f)(g)(h)	2.85%	2.39%	2.15%	1.77%	1.74%
Ratio of net investment income, before waivers, to average net assets (d)(f)(g)(h)	2.49%	2.01%	1.92%	1.57%	1.66%
Portfolio turnover rate (excluding short-term securities)	11.73%	72.32%	36.93%	30.82%	35.33%

(a)	Commenced investment operations on February 5, 2009.

(b)	Net investment income for the period ended was calculated using the average shares outstanding method.

(c)

Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value. Total return is not annualized for periods of less than one year.

(d)	Annualized for periods of less than one year.

(e)

In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(f)	Effective March 15, 2013, the investment advisory fee, net of voluntary waiver, increased to 0.67%. Also effective March 15, 2013, the Adviser reduced the voluntary waiver to 0.33%.

(g)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.60%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.40%.

(h)

Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.75%. Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.25%. Effective December 5, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.70%. Also effective December 5, 2011, the Adviser increased the voluntary waiver to 0.30%.

See accompanying notes to financial statements.

7	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

(1)	Organization

Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (the “Funds”). Clearwater Management Company (the “Adviser”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers. The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future. The investment objective of the Clearwater Core Equity, Small Companies, and International Funds is long-term capital growth. The investment objective of the Clearwater Tax-Exempt Bond Fund is high current income that is exempt from United States (“U.S.”) federal income tax, consistent with preservation of capital.

Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.

Under normal market conditions, the Clearwater Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s Adviser allocates portions of the Fund’s net assets among subadvisers. The Fund currently allocates net assets among the following subadvisers who provide day-to-day management to the Fund: Parametric Portfolio Associates (“Parametric”), Heartland Advisors, Inc. (“Heartland”), Knightsbridge Asset Management, LLC (“Knightsbridge”), and Osterweis Capital Management, LLC (“Osterweis”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 60% of the Fund’s net assets will be allocated to Parametric; the remaining net assets will be allocated to one or more of the Fund’s three other subadvisers. To the extent feasible, Parametric manages its portion of the Fund’s net assets in a passive management strategy so that its portion of the Fund’s holdings generally matches the holdings of the Russell 1000® Index as closely as possible without requiring the Fund to realize gains. In addition, as noted above, FCI also acts as a subadviser to the Fund.

Under normal market conditions, the Clearwater Small Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The Fund uses a “multi-style, multi-manager” approach, whereby portions of the Fund’s assets are allocated between subadvisers who employ distinct investment styles. The Fund currently has two subadvisers that provide day-to-day management for the Fund, Kennedy Capital Management, Inc. (“Kennedy”) and Keeley Asset Management (“Keeley”). In addition, as noted above, FCI also acts as a subadviser to the Fund.

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

Under normal market conditions, the Clearwater Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions, and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund currently has one subadviser that provides day-to-day management for the Fund, Sit Fixed Income Advisers II, LLC (“Sit”). In addition, as noted above, FCI also acts as a subadviser to the Fund.

Under normal market conditions, the Clearwater International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the U.S. and doing a substantial amount of business outside the U.S. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts as well as exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund currently does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach, whereby portions of the Fund’s assets are allocated to different subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management to the Fund: Parametric, Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), WCM Investment Management (“WCM”) and Templeton Investment Counsel, LLC (“Templeton”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 50% of the Fund’s net assets will be allocated to Parametric; the remaining net assets will be allocated to one or more of the Fund’s four other subadvisers. To the extent feasible, Parametric manages its portion of the Fund’s net assets in a passive management strategy so that its portion of the Fund’s holdings generally matches the holdings of the MSCI World Ex USA Index (net) on a net basis as closely as possible. In addition, as noted above, FCI also acts as a subadviser to the Fund.

(2)       Summary of Significant Accounting Policies

The significant accounting policies followed by the Funds are as follows:

(a)	Investments in Securities

Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities maturing more than 60 days from the valuation date are valued at the market price supplied by an independent pricing vendor; those securities of sufficient credit quality with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Securities for which no market quotations are readily available (including those for which trading has been suspended), or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, are valued at fair value as determined in good faith using procedures established by the Board of Trustees. This may occur particularly

9	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

with respect to certain foreign securities held by the International Fund, whereby the Board of Trustees may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s net asset value is calculated. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. These procedures are used by the Valuation Committee, in accordance with the procedures established by the Board of Trustees, to determine the fair value of the security or securities. Such determinations are then submitted for review and ratification by the Board of Trustees. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, including accretion of original issue discount and amortization of original issue premium, is accrued daily.

(b)	Foreign Currency Translation

The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are recorded in security transactions within net realized gain (loss) on investments and foreign currency transactions and within net increase (decrease) in appreciation/depreciation on security transactions on the Statements of Operations. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are recorded in foreign currency transactions within net realized gain (loss) on investments and foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. The International Fund therefore may enter into foreign currency transactions as a principal investment strategy. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.

(c)	Forward Foreign Currency Exchange Contracts

The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in forward foreign currency

10	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

exchange contracts within net increase (decrease) in appreciation/depreciation on the Statements of Operations. The International Fund records any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in forward foreign currency exchange contracts within net realized gain (loss) on investments and foreign currency transactions on the Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the issuer to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

(d)	Spot Contracts

The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate, with settlement occurring in two business days. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in foreign currency transactions within net increase (decrease) in appreciation/depreciation on the Statements of Operations. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included in foreign currency transactions within net realized gain (loss) on investments and foreign currency transactions on the Statements of Operations. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.

(e)	Master Limited Partnerships

The Core Equity and International Funds invest in Master Limited Partnerships (“MLPs”). The benefits derived from the Funds’ investments in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Funds were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Funds with respect to their investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Funds must include their allocable share of an MLP’s taxable income in their reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Funds may have to liquidate securities to make required distributions to shareholders.

(f)	Delayed Delivery Transactions and When-Issued Securities

Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations.

11	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

When delayed-delivery purchases are outstanding, a Fund will segregate liquid assets on its records in amounts sufficient to meet the purchase price. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

(g)	Short-Term Investments

Each Fund currently invests uninvested cash in money market portfolios of Northern Institutional Funds. The Core Equity, Small Companies and International Funds currently invest in the U.S. Government Select Portfolio and the Tax-Exempt Bond Fund currently invests in the Tax-Exempt Portfolio. Northern Institutional Funds is an investment company advised by Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust.

The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises. The Tax-Exempt Portfolio primarily invests in high-quality short-term municipal instruments.

(h)	Recoverable Taxes

The balance disclosed as foreign tax reclaim receivable represents net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclamation. All reclaims are paid directly to the Core Equity and International Funds, respectively.

(i)	Federal Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes.

Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and Minnesota state income and federal excise tax returns for the 2009, 2010, 2011 and 2012 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue. Net investment income and net realized gains (losses) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid by the Funds during the years ended December 31, 2012 and 2011 was as follows:

	Tax-Exempt		Ordinary Income
	2012	2011	2012	2011
Core Equity Fund	$-	$-	$5,308,828	$4,182,151
Small Companies Fund	-	-	1,592,303	44,627
Tax-Exempt Bond Fund	24,948,863	26,002,514	356,024	369,605
International Fund	-	-	8,901,744	7,184,471

12	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

	Long-Term Capital Gains
	2012	2011
Core Equity Fund	$-	$-
Small Companies Fund	18,490,667	20,612,725
Tax-Exempt Bond Fund	-	-
International Fund	22,141,275	635,976

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$3,587,523	$4,558,504	$166,162	$8,167,763
Undistributed capital gain	-	20,230,629	5,086,019	75,772
Accumulated capital losses	(9,690,218)	-	-	-
Unrealized appreciation (depreciation)	190,093,896	68,276,735	(5,925,254)	77,119,726
Total	$183,991,201	$93,065,868	$(673,073)	$85,363,261

On the Statements of Assets and Liabilities, due to permanent book-to-tax differences, the following adjustments have been made:

	Core Equity Fund	Small Companies Fund	Tax-Exempt Bond Fund	International Fund
Undistributed net investment income (loss)	$(65,702)	$897	$-	$546,059
Accumulated net realized gain (loss)	65,702	(897)	-	(546,059)

(j)	Distributions to Shareholders

Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Small Companies, and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders.

(k)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

13	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

(l)	Recent Accounting Pronouncements

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The Fund has adopted both ASU 2011-11 and ASU 2013-01 effective on January 1, 2013.

In June 2013, the FASB issued ASU 2013-08, Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), modifying Accounting Standards Codification (“ASC”) 946. The modifications were a result of a joint effort by the FASB and the International Accounting Standards Board to develop a consistent approach for determining whether an entity is an investment company for which fair value of investments is the most relevant measurement. ASU 2013-08 requires reporting entities to disclose that it is an investment company and is applying the guidance as set forth in ASC 946, to disclose any changes in, and the reasons for, its status as an investment company and to disclose information related to whether it has provided or is contractually required to provide financial support to any of its investees. The effective date of ASU 2013-08 is for interim and annual periods beginning after December 15, 2013. At this time, management is evaluating the implications of this requirement and the impact it will have on the Funds’ financial statement amounts and footnote disclosures, if any.

(m)	Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)       Fair Value Measurements

Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a) above. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

•

Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered a Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

14	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

•	Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of June 30, 2013.

	Core Equity Fund (a)
	Level 1	Level 2 *	Level 3	Total
Common Stocks
Consumer Discretionary	$60,947,348	$-	$-	$60,947,348
Consumer Staples	34,707,986	-	-	34,707,986
Energy	45,450,020	-	-	45,450,020
Financials	81,295,021	-	-	81,295,021
Health Care	57,341,279	79,596	-	57,420,875
Industrials	53,884,494	-	-	53,884,494
Information Technology	67,854,122	-	-	67,854,122
Materials	23,446,353	-	-	23,446,353
Telecommunication Services	7,501,502	-	-	7,501,502
Utilities	12,809,383	-	-	12,809,383
Master Limited Partnerships	5,794,849	-	-	5,794,849
Rights	1,351	-	-	1,351
Short-Term Investments	10,813,554	-	-	10,813,554
Total	$461,847,262	$79,596	$-	$461,926,858

(a)

For the Core Equity Fund, 100% of the investment value is comprised of equity securities, master limited partnerships, rights, and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity, master limited partnerships and short-term securities generally are valued at the lastsales price or the regular trading session closing price on the principal exchange or market where they are traded.

*

The Core Equity Fund records all transfers between levels based on valuations at the end of each reporting period. At June 30, 2013, there were no transfers between Level 1 or Level 3 classifications based on levels assigned to the securities on December 31, 2012. At June 30, 2013, an equity investment with a fair value of $79,596, within the sector of Health Care, was transferred from Level 1 to Level 2 due to the Valuation Committee making a fair valuation determination as a result of a significant event occurring after the closing of the principal exchange which impacted the value of the security so that the closing price on the principle exchange was no longer reflective of the fair value of the security. The fair value determination factors in observable inputs based on trading activity on the principle exchange making the valuation a Level 2 classification as of June 30, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

15	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

	Small Companies Fund (b)
	Level 1	Level 2 *	Level 3	Total
Common Stocks
Consumer Discretionary	$47,854,319	$-	$-	$47,854,319
Consumer Staples	12,003,957	-	-	12,003,957
Energy	19,413,737	-	-	19,413,737
Financials	79,168,052	71,985	-	79,240,037
Health Care	32,765,965	-	-	32,765,965
Industrials	52,274,109	-	-	52,274,109
Information Technology	42,644,293	-	-	42,644,293
Materials	17,039,590	-	-	17,039,590
Utilities	11,073,186	-	-	11,073,186
Short-Term Investments	6,692,940	-	-	6,692,940
Total	$320,930,148	$71,985	$-	$321,002,133

(b)

For the Small Companies Fund, 100% of the investment value is comprised of equity securities and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

*

The Small Companies Fund records all transfers between levels based on valuations at the end of each reporting period. At June 30, 2013, there were no transfers between Level 1 or Level 3 classifications based on levels assigned to the securities on December 31, 2012. At June 30, 2013, an equity investment with a fair value of $71,985, within the sector of Financials, was transferred from Level 1 to Level 2 due to the security being valued based on a bid price, rather than a last sales or regular trading session closing price, from a primary pricing service provider on June 30, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

16	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$32,199,876	$-	$-	$32,199,876
Municipal Bonds
Airport	-	571,970	-	571,970
Bond Bank	-	2,591,480	-	2,591,480
Development	-	19,642,915	180,129	19,823,044
Education	-	42,327,031	-	42,327,031
Facilities	-	4,745,954	-	4,745,954
General	-	48,317,635	3,515	48,321,150
General Obligation	-	15,800,207	-	15,800,207
Higher Education	-	15,612,330	-	15,612,330
Housing	-	30,635,194	-	30,635,194
Medical	-	53,719,497	237,380	53,956,877
Mello-Roos	-	848,490	-	848,490
Multifamily Housing	-	31,898,506	-	31,898,506
Nursing Home	-	48,243,691	-	48,243,691
Pollution	-	2,688,115	-	2,688,115
Power	-	2,954,870	-	2,954,870
School District	-	24,050,008	-	24,050,008
Single Family Housing	-	63,726,692	-	63,726,692
Student Loan	-	4,519,949	-	4,519,949
Tobacco Settlement	-	235,974	-	235,974
Transportation	-	12,138,880	-	12,138,880
Utilities	-	1,057,200	-	1,057,200
Water	-	9,302,862	-	9,302,862
Short-Term Investments	3,829,464	-	-	3,829,464
Total	$36,029,340	$435,629,450	$421,024	$472,079,814

(c)

For the Tax-Exempt Bond Fund, 100% of the investment value is comprised of closed-end funds, municipal bond securities, and short-term investments. The municipal bond securities are generally considered Level 2 securities based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board of Trustees has delegated to the Valuation Committee the responsibility to determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time the Tax-Exempt Bond Fund’s net asset value is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value of the security after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s net asset value is calculated.

17	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

As of June 30, 2013, the Valuation Committee determined the fair valuation of municipal bonds based on inputs such as the last traded price at the time of significant events or the default of a municipal bond. The Valuation Committee also looked at observations of similar securities which are not currently openly traded in the active market. Finally, the Valuation Committee considered other events in determining fair valuation including the nature of the security and whether it is traded openly in the active market. Such investments have been classified as Level 3 instruments.

The Tax-Exempt Bond Fund records all transfers between levels based on valuations at the end of each reporting period. At June 30, 2013, there were no transfers between Level 1 or Level 2 classifications based on levels assigned to the securities on December 31, 2012. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

18	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

	International Fund (d)
	Level 1	Level 2 *	Level 3	Total
Common Stocks
Consumer Discretionary	$68,754,626	$-	$-	$68,754,626
Consumer Staples	50,926,372	-	-	50,926,372
Energy	25,796,398	-	-	25,796,398
Financials	87,777,232	-	-	87,777,232
Health Care	38,346,970	-	-	38,346,970
Industrials	66,199,120	-	-	66,199,120
Information Technology	36,393,535	-	-	36,393,535
Materials	24,223,191	-	-	24,223,191
Telecommunication Services	12,058,022	-	-	12,058,022
Utilities	8,223,870	-	-	8,223,870
Master Limited Partnerships
Financials	1,744,628	-	-	1,744,628
Preferred Stock
Consumer Discretionary	967,391	-	-	967,391
Consumer Staples	214,421	-	-	214,421
Health Care	301,540	-	-	301,540
Utilities	85,632	-	-	85,632
Rights
Consumer Discretionary	5	-	-	5
Energy	10,941	-	-	10,941
Short-Term Investments	14,661,462	-	-	14,661,462
Total	$436,685,356	$-	$-	$436,685,356

(d)

For the International Fund, 100% of the investment value is comprised of equity securities, master limited partnerships, rights and short-term investments. See the Fund’s Schedule of Investments for geographical classification. Investments in equity, master limited partnerships and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded, which are generally considered Level 1 securities.

*

The International Fund records all transfers between levels based on valuations at the end of each reporting period. At June 30, 2013, certain foreign equity securities with a fair value of $330,046,444 were transferred from Level 2 to Level 1 classifications from December 31, 2012 to June 30, 2013, due to receiving last sales or regular trading session closing prices from primary pricing service providers on June 30, 2013. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is no orderly.

19	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets

Forward foreign currency exchange contracts	$-	$227,813	$-	$227,813

Liabilities

Forward foreign currency exchange contracts	-	(9,651)	-	(9,651)

Total Other Financial Instruments	$-	$218,162	$-	$218,162

The forward foreign currency exchange contracts outstanding at June 30, 2013 are considered Level 2 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Forward foreign currency exchange contracts are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.

20	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

The following is a reconciliation of investments for the Tax-Exempt Bond Fund in which significant unobservable inputs (Level 3) were used in determining fair value:

Tax-Exempt Bond Fund	Municipal Bonds
	Development	General	Higher Education		Medical		Power	Total
Balance as of 12/31/12	$180,130	$11,765	$909,527		$1,252,138		$619,400	$2,972,960
Realized Gains	-	-	-		681		-	681
Realized Losses	(53,963)	(14,478)	(1,548)		-		-	(69,989)
Change in Unrealized Appreciation	69,999	13,452	115,680		-		51,600	250,731
Change in Unrealized Depreciation	-	-	-		(38,016)		-	(38,016)
Sales	(16,037)	(7,224)	(46,539)		(21,906)		(671,000)	(762,706)
Transfers into Level 3 (1)	-	-	-		-		-	-
Transfers out of Level 3 (1)	-	-	(977,120	)(2)	(955,517	)(2)	-	(1,932,637)
Balance as of 6/30/13	$180,129	$3,515	$-		$237,380		$-	$421,024
Change in net unrealized appreciation (depreciation) (3)	$-	$13,452	$-		$-		$-	$13,452

(1)	The value of the Transfers into and out of Level 3 is measured using the fair value as of the period ended June 30, 2013.
(2)	Transferred from Level 3 to Level 2 due to securities being valued based on adjusted evaluated prices provided by the primary pricing provider.
(3)	The amount of change in net unrealized appreciation (depreciation) on Level 3 securities still held at June 30, 2013 is included in the Statements of Operations.

21	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

(4)       Investment Security Transactions

The cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended June 30, 2013, were as follows:

	Purchases	Sales
Core Equity Fund	$48,896,063	$37,820,949
Small Companies Fund	97,159,821	96,763,791
Tax-Exempt Bond Fund	71,091,840	81,960,476
International Fund	75,350,361	49,586,127

(5)       Capital Share Transactions

Transactions in capital shares for each fund for the six months ended June 30, 2013 and the fiscal year ended December 31, 2012, were as follows:

	Core Equity Fund		Small Companies Fund
	2013	2012	2013	2012
Sold	466,821	1,085,012	127,306	924,853
Issued for reinvestment of distributions	-	187,326	-	1,095,634
Redeemed	(113,736)	(709,321)	(377,971)	(1,106,562)
Increase (decrease)	353,085	563,017	(250,665)	913,925

	Tax-Exempt Bond Fund		International Fund
	2013	2012	2013	2012
Sold	1,548,718	2,720,895	1,398,051	5,265,669
Issued for reinvestment of distributions	1,093,142	2,524,334	-	2,342,869
Redeemed	(5,006,649)	(7,257,727)	(315,321)	(1,941,501)
Increase (decrease)	(2,364,789)	(2,012,498)	1,082,730	5,667,037

22	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

(6)       Capital Loss Carryforward

For the period subsequent to October 31, 2012 through the fiscal year ended December 31, 2012, the following Funds incurred net capital losses, and/or Section 988 currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

Amount
Core Equity Fund	$57,250
Small Companies Fund	250,809
International Fund	4,253,583

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were made effective for the Funds for the fiscal year ended December 31, 2011. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. As of December 31, 2012, pre-enactment capital loss carryforwards for U.S. Federal income tax purposes for the Core Equity Fund are $10,839,789, which will expire as follows:

Core Equity Fund
Year of expiration:
2016	$2,269,706
2017	8,570,083
Total	$10,839,789

23	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

The following Fund’s capital loss carryforwards do not expire.

Core Equity Fund
Short-Term Capital Loss Carryforward	$2,623,181

The Fund in the above table may offset future capital gains with these capital loss carryforwards.

The following capital loss carryforwards were utilized at December 31, 2012, for U.S. Federal income tax purposes:

Amount
Core Equity Fund	$3,110,304
Tax-Exempt Bond Fund	8,301,181
International Fund	1,559,480

(7)	Expenses and Related-Party Transactions

The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and Clearwater International Fund pay a fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. The Adviser has periodically reduced its management fee for each of the Funds through voluntary waivers. Effective March 15, 2013, the voluntary waivers for the Core Equity Fund, Small Companies Fund and the Tax-Exempt Fund were increased to 0.40%, 0.41%, and 0.27%, respectively; while the International Fund was decreased to 0.33%. As of June 30, 2013, the management fees paid by the Core Equity, Small Companies, Tax-Exempt Bond and International Funds net of voluntary waivers are 0.51%, 0.96%, 0.34%, and 0.64%, respectively. As of June 30, 2013, the management fees in place, net of voluntary waivers, for the Core Equity, Small Companies, Tax-Exempt Bond, and International Funds are 0.50%, 0.94%, 0.33%, and 0.67%, respectively. The Adviser currently intends to continue these voluntary waivers indefinitely. However, the Adviser may terminate these voluntary arrangements at any time.

In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios.

The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The subadvisory fees are based on each subadviser’s proportional net assets it currently manage s within each Fund and are paid directly by the Adviser.

The subadvisory fee for the Clearwater Core Equity Fund, payable to Parametric, Heartland and Osterweis, is equal to an annual rate of 0.15% of the portion of net assets managed, an annual rate of 0.65% of the portion of net assets managed and an annual rate of 0.75% of the portion of net assets managed, respectively. The subadvisory fee payable to Knightsbridge is equal to a fee schedule based on an annual rate of 0.75% on the first

24	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

$20 million of the portion of net assets managed, decreasing to 0.50% of the portion of net assets managed in excess of $20 million.

The subadvisory fee for the Clearwater Small Companies Fund, payable to Kennedy, is equal to a fee schedule based on an annual rate of 0.85% on the first $50 million of the portion of net assets managed, decreasing to 0.80% of the portion of net assets managed in excess of $50 million. The subadvisory fee payable to Keeley is equal to a fee schedule based on an annual rate of 1.00% on the first $2 million of the portion of net assets managed, decreasing to 0.85% on the next $8 million of the portion of net assets managed, and further decreasing to 0.70% of the portion of net assets managed in excess of $10 million.

The subadvisory fee for the Clearwater Tax-Exempt Bond Fund, payable to Sit, is equal to a fee schedule based on an annual rate of 0.40% on the first $20 million in net assets managed, decreasing to 0.30% on the next $30 million of the portion of net assets managed, decreasing to 0.25% on the next $25 million of the portion of net assets managed, and further decreasing to 0.20% of net assets managed in excess of $75 million.

The subadvisory fee for the Clearwater International Fund, payable to Parametric, is equal to an annual rate of 0.15% of the portion of net assets managed. The subadvisory fee payable to Artisan Partners is equal to a fee schedule based on an annual rate of 0.80% on the first $50 million of the portion of net assets managed, decreasing to 0.60% on the next $50 million of the portion of net assets managed, and further decreasing to 0.50% of the portion of net assets managed in excess of $100 million. The subadvisory fee payable to Denver is equal to a fee schedule based on an annual rate of 1.25% on the first $10 million of the portion of net assets managed, decreasing to 0.85% of the portion of net assets managed in excess of $10 million. The subadvisory fee payable to WCM is equal to an annual rate of 0.80% of the portion of net assets managed. The subadvisory fee payable to Templeton is equal to a fee schedule based on an annual rate of 0.95% on the first $25 million of the portion of net assets managed, decreasing to 0.85% on the next $25 million of the portion of net assets managed, decreasing to 0.75% on the next $50 million of the portion of net assets managed, decreasing to 0.65% on the next $150 million of the portion of net assets managed, decreasing to 0.55% on the next $250 million of the net assets managed and further decreasing to 0.50% of the portion of net assets managed in excess of $500 million.

The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser. The effect of this waiver agreement is that fees paid to FCI under the subadvisory agreement would approximate the fees previously paid to FCI under a consulting agreement previously in effect between the Adviser and FCI.

25	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

(8)	Derivative Instruments

Information concerning the types of derivatives in which the International Fund invests, the objectives for using them and their related risks can be found in Note 2 (c). In December 2011, the FASB issued ASU 2011-11, to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statements of Assets and Liabilities.

Below are the types of derivatives in the International Fund by location as presented in the Statements of Assets and Liabilities as of June 30, 2013, with additional detail on the net amounts impacting the Statements of Assets and Liabilities. The forward foreign currency exchange contracts presented herein and within the financial statements are not subject to master netting agreements or other similar agreements.

	ASSETS		LIABILITIES
Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Counterparty

Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$227,813	Unrealized depreciation on forward foreign currency exchange contracts	$9,651	$218,162	Bank of America, Barclays, Citibank, Deutsche Bank, Morgan Stanley, Northern Trust, State Street

The following tables set forth by primary risk exposure the International Fund’s net realized gain (loss) and net increase (decrease) in appreciation/depreciation on forward foreign currency exchange contracts for the six months ended June 30, 2013:

Derivative Type	Statements of Operations Location	Value	Derivative Type	Statements of Operations Location	Value
Forward foreign currency exchange contracts	Net realized gain on forward foreign currency exchange contracts	$746,136	Forward foreign currency exchange contracts	Net increase in depreciation on forward foreign currency exchange contracts	$(120,329)

26	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements (unaudited)

June 30, 2013

Derivative transactions are measured in terms of the notional amount. The following table presents, for the International Fund, the number of transactions and weighted average notional amounts, which is indicative of the volume of derivative activity, for the six months ended June 30, 2013.

Forward Foreign Currency Exchange Contracts
Number of Transactions	Weighted Average Notional Amount
1,435	$820,718

(9)	Subsequent Events

Management has evaluated subsequent events relating to the Funds through the date the financial statements were available to be issued, and has concluded there are no such events or transactions requiring financial statement disclosure and/or adjustments to the financial statements.

27	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
2,300	ABERCROMBIE & FITCH CO., CLASS A	$50,218	104,075
1,500	ADVANCE AUTO PARTS, INC.	53,558	121,755
6,250	AMAZON.COM, INC.(b)	301,066	1,735,562
1,600	AMC NETWORKS, INC., CLASS A(b)	25,785	104,656
3,300	AMERICAN EAGLE OUTFITTERS, INC.	33,099	60,258
1,600	AUTOLIV, INC.(c)	44,874	123,824
500	AUTOZONE, INC.(b)	32,038	211,845
23,295	BED BATH & BEYOND, INC.(b)	1,200,112	1,651,616
2,800	BEST BUY CO., INC.	72,548	76,524
1,400	BIG LOTS, INC.(b)	15,477	44,142
2,200	BORGWARNER, INC.(b)	51,799	189,530
750	BRINKER INTERNATIONAL, INC.	10,084	29,572
1,700	CABLEVISION SYSTEMS CORP., CLASS A (NEW YORK GROUP)	15,956	28,594
4,168	CARMAX, INC.(b)	50,984	192,395
2,700	CARNIVAL CORP.	80,824	92,583
7,343	CBS CORP., CLASS B (NON VOTING)	103,889	358,852
600	CHARTER COMMUNICATIONS, INC., CLASS A(b)	30,036	74,310
600	CHICO’S FAS, INC.	5,619	10,236
300	CHIPOTLE MEXICAN GRILL, INC.(b)	89,324	109,305
68,820	CINEMARK HOLDINGS, INC.	1,340,356	1,921,454
18,500	CLEAR CHANNEL OUTDOOR HOLDINGS, INC., CLASS A(b)	72,792	138,010
5,000	COACH, INC.	19,161	285,450
40,800	COMCAST CORP., CLASS A	737,119	1,708,704
1,345	CST BRANDS, INC.(b)	11,311	41,439
20,518	DARDEN RESTAURANTS, INC.	900,430	1,035,749
500	DELPHI AUTOMOTIVE PLC(c)	25,615	25,345
2,400	DEVRY, INC.	44,808	74,448
1,500	DICK’S SPORTING GOODS, INC.	24,802	75,090
35,976	DIRECTV(b)	1,378,627	2,216,841
3,800	DISCOVERY COMMUNICATIONS, INC., CLASS A(b)	236,256	293,398
800	DOLLAR GENERAL CORP.(b)	34,400	40,344
6,700	DOLLAR TREE, INC.(b)	61,517	340,628
4,600	DR HORTON, INC.	22,057	97,888
710	EXPEDIA, INC.	10,883	42,706
500	FAMILY DOLLAR STORES, INC.	12,652	31,155
3,000	FOOT LOCKER, INC.	40,393	105,390
54,163	FORD MOTOR CO.	279,997	837,902
400	FOSSIL GROUP, INC.(b)	38,886	41,324
4,600	GAMESTOP CORP., CLASS A	34,643	193,338
5,700	GANNETT CO., INC.	51,199	139,422
4,100	GAP (THE), INC.	58,946	171,093
2,200	GARMIN LTD.(c)	40,557	79,552
9,400	GENERAL MOTORS CO.(b)	246,196	313,114
7,500	GENTEX CORP.	106,860	172,875
3,450	GENUINE PARTS CO.	102,424	269,342
1,900	GOODYEAR TIRE & RUBBER (THE) CO.(b)	26,258	29,051
25,800	GROUPON, INC.(b)	198,276	219,300
22,586	GUESS?, INC.	586,234	700,844
166,500	H&R BLOCK, INC.	2,380,408	4,620,375
500	HANESBRANDS, INC.	10,750	25,710
6,750	HARLEY-DAVIDSON, INC.	39,547	370,035
30,202	HARMAN INTERNATIONAL INDUSTRIES, INC.	1,199,358	1,636,948
400	HASBRO, INC.	10,206	17,932
29,825	HOME DEPOT (THE), INC.	19,452	2,310,543
2,200	INTERNATIONAL GAME TECHNOLOGY	31,196	36,762
15,600	INTERPUBLIC GROUP OF (THE) COS., INC.	40,950	226,980
2,100	JARDEN CORP.(b)	25,277	91,875
47,858	JOHNSON CONTROLS, INC.	1,223,072	1,712,838
25,875	KOHL’S CORP.	923,940	1,306,946
6,190	L BRANDS, INC.	70,745	304,857
4,200	LAMAR ADVERTISING CO., CLASS A(b)	55,664	182,280
6,238	LAS VEGAS SANDS CORP.	189,837	330,177
3,000	LEAR CORP.	128,814	181,380
2,900	LENNAR CORP., CLASS A	38,266	104,516
6,833	LIBERTY GLOBAL PLC, SERIES A(b)(c)	124,888	506,174

See accompanying notes to the financial statements.	28	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
771	LIBERTY GLOBAL PLC, SERIES C(b)(c)	$15,065	52,357
88,880	LIBERTY INTERACTIVE CORP., CLASS A(b)	1,551,796	2,045,129
5,032	LIBERTY MEDIA CORP., CLASS A(b)	26,604	637,856
790	LIBERTY VENTURES, SERIES A(b)	23,580	67,158
2,000	LKQ CORP.(b)	24,950	51,500
17,400	LOWE’S COS., INC.	483,438	711,660
5,000	MACY’S, INC.	81,374	240,000
600	MADISON SQUARE GARDEN (THE) CO., CLASS A(b)	33,576	35,550
66,130	MARKS & SPENCER GROUP PLC ADR(c)(d)	772,476	865,642
4,969	MARRIOTT INTERNATIONAL, INC., CLASS A	60,013	200,599
75,496	MARRIOTT VACATIONS WORLDWIDE CORP.(b)	1,321,371	3,264,447
4,200	MATTEL, INC.	75,213	190,302
17,302	MCDONALD’S CORP.	470,052	1,712,898
6,600	MGM RESORTS INTERNATIONAL(b)	54,922	97,548
1,900	MICHAEL KORS HOLDINGS LTD.(b)(c)	112,956	117,838
600	MOHAWK INDUSTRIES, INC.(b)	26,796	67,494
1,400	MORNINGSTAR, INC.	57,577	108,612
800	NETFLIX, INC.(b)	47,728	168,872
2,200	NEWELL RUBBERMAID, INC.	26,950	57,750
28,700	NEWS CORP., CLASS A	308,077	935,620
12,500	NIKE, INC., CLASS B	309,382	796,000
4,300	NORDSTROM, INC.	45,233	257,742
100	NVR, INC.(b)	51,542	92,200
2,695	OMNICOM GROUP, INC.	78,532	169,435
2,300	O’REILLY AUTOMOTIVE, INC.(b)	69,868	259,026
1,500	PANERA BREAD CO., CLASS A(b)	69,668	278,910
500	PENN NATIONAL GAMING, INC.(b)	25,475	26,430
2,600	PETSMART, INC.	55,966	174,174
800	PRICELINE.COM, INC.(b)	194,799	661,704
14,100	PULTEGROUP, INC.(b)	58,797	267,477
600	PVH CORP.	22,503	75,030
1,500	RALPH LAUREN CORP.	31,320	260,610
3,000	REGAL ENTERTAINMENT GROUP, CLASS A	28,342	53,700
4,600	ROSS STORES, INC.	36,395	298,126
49,073	ROYAL CARIBBEAN CRUISES LTD.	1,558,544	1,636,094
600	SCRIPPS NETWORKS INTERACTIVE, INC., CLASS A	21,337	40,056
600	SEARS HOLDINGS CORP.(b)	24,822	25,248
10,400	SERVICE CORP. INTERNATIONAL	74,152	187,512
2,600	SIGNET JEWELERS LTD.(c)	52,469	175,318
38,500	SIRIUS XM RADIO, INC.	106,710	128,975
3,900	STAPLES, INC.	51,251	61,854
14,250	STARBUCKS CORP.	182,045	933,232
1,110	STARWOOD HOTELS & RESORTS WORLDWIDE, INC.	37,885	70,141
5,032	STARZ, CLASS A(b)	3,469	111,207
12,200	TARGET CORP.	353,659	840,092
1,000	TEMPUR SEALY INTERNATIONAL, INC.(b)	31,500	43,900
2,700	TESLA MOTORS, INC.(b)	209,538	290,061
6,200	THOMSON REUTERS CORP.	178,087	201,934
1,900	THOR INDUSTRIES, INC.	22,316	93,442
4,200	TIFFANY & CO.	122,192	305,928
5,979	TIME WARNER CABLE, INC.	194,384	672,518
21,033	TIME WARNER, INC.	476,695	1,216,128
10,694	TJX COS., INC.	113,021	535,342
500	TRACTOR SUPPLY CO.	51,070	58,805
2,210	TRIPADVISOR, INC.(b)	42,908	134,523
2,800	TRW AUTOMOTIVE HOLDINGS CORP.(b)	87,856	186,032
500	UNDER ARMOUR, INC., CLASS A(b)	23,330	29,855
2,127	URBAN OUTFITTERS, INC.(b)	37,857	85,548
1,700	VF CORP.	87,065	328,202
43,792	VIACOM, INC., CLASS B	1,892,513	2,980,046
800	VISTEON CORP.(b)	33,968	50,496
29,960	WALT DISNEY (THE) CO.	587,935	1,891,974
2,300	WHIRLPOOL CORP.	98,184	263,028
5,475	WYNDHAM WORLDWIDE CORP.	24,501	313,334
1,600	WYNN RESORTS LTD.	30,206	204,800
9,016	YUM! BRANDS, INC.	78,831	625,169
		29,065,951	60,947,348	13.18%

See accompanying notes to the financial statements.	29	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples:
31,900	ALTRIA GROUP, INC.	$195,711	1,116,181
54,816	ARCHER-DANIELS-MIDLAND CO.	1,526,582	1,858,811
4,300	BEAM, INC.	115,443	271,373
2,916	BROWN-FORMAN CORP., CLASS B	57,343	196,976
23,605	BUNGE LTD.	1,518,691	1,670,526
600	CAMPBELL SOUP CO.	24,702	26,874
4,000	CHURCH & DWIGHT CO., INC.	100,310	246,840
3,000	CLOROX (THE) CO.	154,515	249,420
67,781	COCA-COLA (THE) CO.	1,113,200	2,718,696
2,300	COCA-COLA ENTERPRISES, INC.	39,663	80,868
16,980	COLGATE-PALMOLIVE CO.	539,355	972,784
4,500	CONAGRA FOODS, INC.	109,982	157,185
4,600	CONSTELLATION BRANDS, INC., CLASS A(b)	63,227	239,752
7,800	COSTCO WHOLESALE CORP.	237,671	862,446
470	CRIMSON WINE GROUP LTD.(b)	2,671	4,002
19,425	CVS CAREMARK CORP.	737,241	1,110,721
1,500	DEAN FOODS CO.(b)	12,421	15,030
16,185	DIAGEO PLC ADR(c)(d)	1,214,077	1,860,466
6,000	DR PEPPER SNAPPLE GROUP, INC.	125,060	275,580
697	ENERGIZER HOLDINGS, INC.	45,379	70,055
3,734	ESTEE LAUDER (THE) COS., INC., CLASS A	70,943	245,585
2,700	FLOWERS FOODS, INC.	25,434	59,535
23,000	FRESH DEL MONTE PRODUCE, INC.	619,408	641,240
12,400	GENERAL MILLS, INC.	277,056	601,772
5,800	GREEN MOUNTAIN COFFEE ROASTERS, INC.(b)	122,296	435,348
3,800	HERBALIFE LTD.(c)	52,204	171,532
2,342	HERSHEY (THE) CO.	112,137	209,094
800	HILLSHIRE BRANDS CO.	23,592	26,464
2,400	HORMEL FOODS CORP.	43,206	92,592
1,700	INGREDION, INC.	48,103	111,554
1,600	JM SMUCKER (THE) CO.	64,617	165,040
2,300	KELLOGG CO.	130,539	147,729
5,550	KIMBERLY-CLARK CORP.	410,821	539,127
9,679	KRAFT FOODS GROUP, INC.	201,146	540,766
13,400	KROGER (THE) CO.	228,089	462,836
5,322	LORILLARD, INC.	80,950	232,465
1,200	MCCORMICK & CO., INC. (NON VOTING)	50,951	84,432
2,200	MEAD JOHNSON NUTRITION CO.	103,422	174,306
1,800	MOLSON COORS BREWING CO., CLASS B	54,437	86,148
29,538	MONDELEZ INTERNATIONAL, INC., CLASS A	371,129	842,719
2,200	MONSTER BEVERAGE CORP.(b)	80,569	133,694
700	NU SKIN ENTERPRISES, INC., CLASS A	27,650	42,784
27,891	PEPSICO, INC.	1,058,802	2,281,205
30,132	PHILIP MORRIS INTERNATIONAL, INC.	261,758	2,610,034
200	POST HOLDINGS, INC.(b)	4,616	8,732
47,360	PROCTER & GAMBLE (THE) CO.	823,796	3,646,246
4,200	REYNOLDS AMERICAN, INC.	79,844	203,154
1,600	SAFEWAY, INC.	28,960	37,856
4,200	SMITHFIELD FOODS, INC.(b)	78,183	137,550
8,700	SYSCO CORP.	145,736	297,192
6,010	TYSON FOODS, INC., CLASS A	53,610	154,337
48,000	UNILEVER N.V. (REGISTERED)(c)	1,454,959	1,886,880
20,150	WALGREEN CO.	231,445	890,630
27,323	WAL-MART STORES, INC.	1,284,153	2,035,290
383	WHITEWAVE FOODS CO., CLASS A(b)	5,749	6,224
545	WHITEWAVE FOODS CO., CLASS B(b)	7,992	8,284
8,800	WHOLE FOODS MARKET, INC.	116,393	453,024
		16,767,939	34,707,986	7.51%
Energy:
9,446	ANADARKO PETROLEUM CORP.	319,802	811,695
3,300	APACHE CORP.	274,354	276,639
1,700	ATWOOD OCEANICS, INC.(b)	51,221	88,485
4,700	BAKER HUGHES, INC.	200,906	216,811
62,000	BP PLC ADR(c)(d)	2,753,380	2,587,880
2,000	CABOT OIL & GAS CORP.	94,617	142,040
4,800	CAMERON INTERNATIONAL CORP.(b)	124,988	293,568
2,700	CHENIERE ENERGY, INC.(b)	75,366	74,952
128,100	CHESAPEAKE ENERGY CORP.	2,300,610	2,610,678

See accompanying notes to the financial statements.	30	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
33,595	CHEVRON CORP.	$1,471,891	3,975,632
400	CIMAREX ENERGY CO.	24,076	25,996
7,200	COBALT INTERNATIONAL ENERGY, INC.(b)	63,000	191,304
1,700	CONCHO RESOURCES, INC.(b)	49,632	142,324
25,444	CONOCOPHILLIPS	460,670	1,539,362
4,531	CONSOL ENERGY, INC.	118,221	122,790
1,000	CONTINENTAL RESOURCES, INC.(b)	20,765	86,060
37,455	COSAN LTD., CLASS A(c)	519,427	605,273
9,300	DENBURY RESOURCES, INC.(b)	88,950	161,076
30,703	DEVON ENERGY CORP.	1,933,690	1,592,872
3,000	DRESSER-RAND GROUP, INC.(b)	98,595	179,940
20,283	ENSCO PLC, CLASS A(c)	981,074	1,178,848
4,800	EOG RESOURCES, INC.	62,765	632,064
4,000	EQT CORP.	132,900	317,480
15,800	EXCO RESOURCES, INC.(b)	113,456	120,712
82,451	EXXON MOBIL CORP.	3,533,267	7,449,448
3,900	FMC TECHNOLOGIES, INC.(b)	97,950	217,152
14,958	HALLIBURTON CO.	295,103	624,048
3,100	HELMERICH & PAYNE, INC.	39,003	193,595
21,600	HESS CORP.	1,141,749	1,436,184
4,000	HOLLYFRONTIER CORP.	52,098	171,120
12,212	KINDER MORGAN, INC.	252,612	465,888
9,000	KOSMOS ENERGY LTD.(b)(c)	89,726	91,440
25,763	MARATHON OIL CORP.	565,442	890,884
4,000	MARATHON PETROLEUM CORP.	225,604	284,240
197,059	MCDERMOTT INTERNATIONAL, INC.(b)	2,220,239	1,611,943
2,400	MURPHY OIL CORP.	32,055	146,136
4,700	NABORS INDUSTRIES LTD.(c)	70,547	71,957
8,722	NATIONAL OILWELL VARCO, INC.	214,854	600,946
1,200	NEWFIELD EXPLORATION CO.(b)	27,012	28,668
8,400	NOBLE ENERGY, INC.	158,332	504,336
33,740	OCCIDENTAL PETROLEUM CORP.	1,546,726	3,010,620
2,500	OCEANEERING INTERNATIONAL, INC.	66,222	180,500
400	OIL STATES INTERNATIONAL, INC.(b)	30,712	37,056
2,500	PATTERSON-UTI ENERGY, INC.	46,600	48,387
3,000	PEABODY ENERGY CORP.	56,797	43,920
503,000	PENGROWTH ENERGY CORP.(c)	2,317,791	2,479,790
13,372	PHILLIPS 66	156,993	787,744
3,200	PIONEER NATURAL RESOURCES CO.	48,507	463,200
2,900	QEP RESOURCES, INC.	87,812	80,562
1,200	RANGE RESOURCES CORP.	39,654	92,784
700	ROWAN COS. PLC, CLASS A(b)	23,660	23,849
36,800	SANDRIDGE ENERGY, INC.(b)	192,048	175,168
24,100	SCHLUMBERGER LTD.	848,876	1,727,006
1,100	SM ENERGY CO.	57,442	65,978
7,200	SOUTHWESTERN ENERGY CO.(b)	107,060	263,016
10,954	SPECTRA ENERGY CORP.	155,906	377,475
1,200	TESORO CORP.	24,660	62,784
34,186	TIDEWATER, INC.	1,683,476	1,947,576
12,110	VALERO ENERGY CORP.	119,502	421,065
2,600	WHITING PETROLEUM CORP.(b)	73,760	119,834
7,200	WILLIAMS (THE) COS., INC.	152,628	233,784
2,400	WPX ENERGY, INC.(b)	34,284	45,456
		29,221,065	45,450,020	9.83%
Financials:
6,000	ACE LTD.(c)	317,873	536,880
1,100	AFFILIATED MANAGERS GROUP, INC.(b)	73,654	180,334
9,850	AFLAC, INC.	262,100	572,482
2,100	ALEXANDRIA REAL ESTATE EQUITIES, INC.	111,348	138,012
4,916	ALLEGHANY CORP.(b)	1,400,737	1,884,352
2,700	ALLIED WORLD ASSURANCE CO. HOLDINGS A.G.(c)	86,630	247,077
8,300	ALLSTATE (THE) CORP.	197,623	399,396
18,333	AMERICAN EXPRESS CO.	546,904	1,370,575
1,800	AMERICAN FINANCIAL GROUP, INC.	29,745	88,038
103,900	AMERICAN INTERNATIONAL GROUP, INC.(b)	3,012,281	4,644,330
22,580	AMERICAN INTERNATIONAL GROUP, INC. - (FRACTIONAL SHARES)(b)	-	-

See accompanying notes to the financial statements.	31	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
5,150	AMERICAN TOWER CORP.	$287,787	376,826
5,191	AMERIPRISE FINANCIAL, INC.	160,907	419,848
14,300	ANNALY CAPITAL MANAGEMENT, INC.	201,964	179,751
4,748	AON PLC(c)	110,582	305,534
3,628	APARTMENT INVESTMENT & MANAGEMENT CO., CLASS A	39,421	108,985
4,800	ARCH CAPITAL GROUP LTD.(b)(c)	101,982	246,768
1,600	ARTHUR J GALLAGHER & CO.	34,040	69,904
2,500	ASSURANT, INC.	60,537	127,275
2,000	ASSURED GUARANTY LTD.(c)	24,580	44,120
2,434	AVALONBAY COMMUNITIES, INC.	261,058	328,371
900	AXIS CAPITAL HOLDINGS LTD.(c)	23,391	41,202
403,000	BANK OF AMERICA CORP.	4,092,799	5,182,580
71,129	BANK OF NEW YORK MELLON (THE) CORP.	1,654,611	1,995,169
40,258	BB&T CORP.	965,162	1,363,941
29,200	BERKSHIRE HATHAWAY, INC., CLASS B(b)	2,413,327	3,268,064
2,500	BIOMED REALTY TRUST, INC.	44,091	50,575
1,700	BLACKROCK, INC.	326,714	436,645
60,506	BOSTON PRIVATE FINANCIAL HOLDINGS, INC.	605,033	643,784
3,388	BOSTON PROPERTIES, INC.	171,468	357,332
2,800	BRANDYWINE REALTY TRUST	31,505	37,856
1,600	BRE PROPERTIES, INC.	50,588	80,032
900	CAMDEN PROPERTY TRUST	24,065	62,226
37,564	CAPITAL ONE FINANCIAL CORP.	1,672,217	2,359,395
16,000	CAPITALSOURCE, INC.	78,410	150,080
5,300	CBL & ASSOCIATES PROPERTIES, INC.	96,937	113,526
2,500	CBRE GROUP, INC., CLASS A(b)	50,579	58,400
21,400	CHARLES SCHWAB (THE) CORP.	186,608	454,322
36,400	CHIMERA INVESTMENT CORP.	94,032	109,200
2,700	CHUBB (THE) CORP.	86,607	228,555
2,800	CIT GROUP, INC.(b)	100,145	130,564
48,381	CITIGROUP, INC.	1,739,005	2,320,837
2,000	CITY NATIONAL CORP.	75,538	126,740
3,365	CME GROUP, INC.	142,802	255,673
1,100	CNA FINANCIAL CORP.	25,102	35,882
800	COMERICA, INC.	25,288	31,864
700	COMMERCE BANCSHARES, INC.	25,578	30,492
4,800	CORPORATE OFFICE PROPERTIES TRUST	105,758	122,400
3,045	CORRECTIONS CORP. OF AMERICA	66,333	103,134
2,216	CULLEN/FROST BANKERS, INC.	122,545	147,962
8,500	DDR CORP.	116,006	141,525
1,400	DIGITAL REALTY TRUST, INC.	83,302	85,400
16,287	DISCOVER FINANCIAL SERVICES	233,079	775,913
5,200	DOUGLAS EMMETT, INC.	60,531	129,740
6,000	E*TRADE FINANCIAL CORP.(b)	48,576	75,960
1,100	EAST WEST BANCORP, INC.	25,190	30,250
30,938	ENDURANCE SPECIALTY HOLDINGS LTD.(c)	1,196,701	1,591,760
400	EQUITY LIFESTYLE PROPERTIES, INC.	26,851	31,436
8,216	EQUITY RESIDENTIAL	331,618	477,021
200	ESSEX PROPERTY TRUST, INC.	29,629	31,784
900	FEDERAL REALTY INVESTMENT TRUST	48,326	93,312
1,600	FIDELITY NATIONAL FINANCIAL, INC., CLASS A	24,512	38,096
25,300	FIFTH THIRD BANCORP	220,963	456,665
400	FIRST CITIZENS BANCSHARES, INC., CLASS A	57,523	76,820
30,500	FIRST HORIZON NATIONAL CORP.	193,065	341,600
95,534	FIRST HORIZON NATIONAL CORP. - (FRACTIONAL SHARES)(b)	-	-
61,697	FIRST INTERSTATE BANCSYSTEM, INC.	893,658	1,278,979
15,200	FIRST NIAGARA FINANCIAL GROUP, INC.	120,688	153,064
3,359	FRANKLIN RESOURCES, INC.	189,834	456,891
5,300	GENERAL GROWTH PROPERTIES, INC.	99,602	105,311
10,800	GENWORTH FINANCIAL, INC., CLASS A(b)	57,035	123,228
93,000	GETTY REALTY CORP.	1,444,070	1,920,450
8,700	GOLDMAN SACHS GROUP (THE), INC.	742,546	1,315,875
3,500	GREENHILL & CO., INC.	106,120	160,090
3,700	HARTFORD FINANCIAL SERVICES GROUP, INC.	62,228	114,404
1,100	HATTERAS FINANCIAL CORP.	27,302	27,104
1,000	HCC INSURANCE HOLDINGS, INC.	24,155	43,110

See accompanying notes to the financial statements.	32	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
7,600	HCP, INC.	$125,764	345,344
4,300	HEALTH CARE REIT, INC.	228,096	288,229
14,100	HEALTHCARE TRUST OF AMERICA, INC., CLASS A	163,894	158,343
2,900	HOSPITALITY PROPERTIES TRUST	49,740	76,212
16,122	HOST HOTELS & RESORTS, INC.	138,445	271,978
678	HOWARD HUGHES (THE) CORP.(b)	20,502	75,997
10,500	HUDSON CITY BANCORP, INC.	65,625	96,180
35,000	HUNTINGTON BANCSHARES, INC.	169,770	275,800
2,400	ING US, INC.(b)	64,032	64,944
700	INTERCONTINENTALEXCHANGE, INC.(b)	88,988	124,432
11,400	INVESCO LTD.	176,068	362,520
33,700	JANUS CAPITAL GROUP, INC.	222,792	286,787
700	JONES LANG LASALLE, INC.	39,950	63,798
62,046	JPMORGAN CHASE & CO.	1,618,050	3,275,408
11,700	KEYCORP	80,298	129,168
8,201	KIMCO REALTY CORP.	99,769	175,747
3,752	LEGG MASON, INC.	52,584	116,350
4,700	LEUCADIA NATIONAL CORP.	95,768	123,234
1,100	LIBERTY PROPERTY TRUST	23,737	40,656
1,100	LINCOLN NATIONAL CORP.	22,715	40,117
6,000	LOEWS CORP.	131,444	266,400
2,000	M&T BANK CORP.	145,114	223,500
5,123	MACERICH (THE) CO.	121,389	312,349
200	MARKEL CORP.(b)	67,789	105,390
5,478	MARSH & MCLENNAN COS., INC.	153,199	218,682
3,100	MBIA, INC.(b)	25,265	41,261
3,600	MCGRAW HILL FINANCIAL, INC.	84,305	191,484
1,300	MERCURY GENERAL CORP.	38,018	57,148
12,400	METLIFE, INC.	380,551	567,424
2,200	MOODY’S CORP.	77,502	134,046
21,600	MORGAN STANLEY	332,129	527,688
3,900	MSCI, INC.(b)	124,722	129,753
1,800	NASDAQ OMX GROUP (THE), INC.	45,036	59,022
30,810	NATIONSTAR MORTGAGE HOLDINGS, INC.(b)	429,098	1,153,526
199,375	NEW RESIDENTIAL INVESTMENT CORP.	1,155,570	1,343,788
7,649	NEW YORK COMMUNITY BANCORP, INC.	86,776	107,086
266,320	NEWCASTLE INVESTMENT CORP.	1,329,098	1,392,854
3,002	NORTHERN TRUST CORP.	146,375	173,816
4,100	NYSE EURONEXT	127,119	169,740
247,100	OLD REPUBLIC INTERNATIONAL CORP.	2,450,161	3,180,177
2,200	PARTNERRE LTD.(c)	119,028	199,232
5,200	PEOPLE’S UNITED FINANCIAL, INC.	68,068	77,480
4,385	PLUM CREEK TIMBER CO., INC.	105,969	204,648
23,002	PNC FINANCIAL SERVICES GROUP (THE), INC.	1,129,077	1,677,306
1,600	POPULAR, INC.(b)(c)	33,280	48,528
22,200	PRINCIPAL FINANCIAL GROUP, INC.	720,751	831,390
6,048	PROGRESSIVE (THE) CORP.	80,691	153,740
10,869	PROLOGIS, INC.	285,998	409,979
2,200	PROTECTIVE LIFE CORP.	24,849	84,502
8,500	PRUDENTIAL FINANCIAL, INC.	257,378	620,755
2,561	PUBLIC STORAGE	280,283	392,678
6,972	RAYONIER, INC.	104,763	386,179
2,700	REALTY INCOME CORP.	61,620	113,184
3,900	REGENCY CENTERS CORP.	90,168	198,159
15,799	REGIONS FINANCIAL CORP.	86,453	150,565
2,900	RENAISSANCERE HOLDINGS LTD.(c)	136,230	251,691
9,800	RETAIL PROPERTIES OF AMERICA, INC., CLASS A	87,271	139,944
7,500	SEI INVESTMENTS CO.	108,537	213,225
3,900	SENIOR HOUSING PROPERTIES TRUST	81,258	101,127
400	SIGNATURE BANK(b)	29,712	33,208
132,000	SILVER BAY REALTY TRUST CORP.	2,415,937	2,185,920
4,895	SIMON PROPERTY GROUP, INC.	361,784	773,018
1,900	SL GREEN REALTY CORP.	58,204	167,561
12,600	SLM CORP.	134,787	288,036
4,400	ST JOE (THE) CO.(b)	69,320	92,620
6,000	STATE STREET CORP.	262,103	391,260
6,634	SUNTRUST BANKS, INC.	92,817	209,435
79,260	SYMETRA FINANCIAL CORP.	929,924	1,267,367

See accompanying notes to the financial statements.	33	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
25,600	SYNOVUS FINANCIAL CORP.(b)	$48,228	74,752
6,349	T ROWE PRICE GROUP, INC.	125,884	464,429
2,100	TAUBMAN CENTERS, INC.	59,530	157,815
12,000	TCF FINANCIAL CORP.	111,496	170,160
2,600	TFS FINANCIAL CORP.(b)	25,038	29,120
5,100	TORCHMARK CORP.	138,962	332,214
10,688	TRAVELERS (THE) COS., INC.	378,568	854,185
19,500	TWO HARBORS INVESTMENT CORP.	217,230	199,875
4,100	UDR, INC.	65,319	104,509
1,600	UNUM GROUP	33,328	46,992
29,285	US BANCORP	702,718	1,058,653
1,100	VALIDUS HOLDINGS LTD.(c)	23,556	39,732
3,200	VALLEY NATIONAL BANCORP	29,792	30,304
4,900	VENTAS, INC.	273,189	340,354
800	VORNADO REALTY TRUST	39,944	66,280
2,900	WADDELL & REED FINANCIAL, INC., CLASS A	75,336	126,150
36,700	WASHINGTON FEDERAL, INC.	607,262	692,896
2,100	WEINGARTEN REALTY INVESTORS	30,002	64,617
86,145	WELLS FARGO & CO.	1,255,317	3,555,204
2,400	WEYERHAEUSER CO.	72,360	68,376
262	WHITE MOUNTAINS INSURANCE GROUP LTD.	136,992	150,634
32,741	WILLIS GROUP HOLDINGS PLC(c)	1,166,807	1,335,178
1,106	WR BERKLEY CORP.	29,276	45,191
4,900	XL GROUP PLC(c)	95,648	148,568
3,000	ZIONS BANCORPORATION	56,955	86,640
		53,893,345	81,295,021	17.58%
Health Care:
23,335	ABBOTT LABORATORIES	562,831	813,925
24,435	ABBVIE, INC.	633,011	1,010,143
3,175	ACTAVIS, INC.(b)	79,361	400,748
8,103	AETNA, INC.	108,542	514,865
5,600	AGILENT TECHNOLOGIES, INC.	221,244	239,456
4,200	ALERE, INC.(b)	77,812	102,900
3,000	ALEXION PHARMACEUTICALS, INC.(b)	58,088	276,720
5,507	ALLERGAN, INC.	201,259	463,910
7,200	AMERISOURCEBERGEN CORP.	115,968	401,976
16,000	AMGEN, INC.	64,848	1,578,560
8,200	BAXTER INTERNATIONAL, INC.	481,994	568,014
18,515	BAYER A.G. ADR(c)(d)	1,299,729	1,974,995
2,500	BECTON DICKINSON AND CO.	143,665	247,075
5,750	BIOGEN IDEC, INC.(b)	72,723	1,237,400
900	BIOMARIN PHARMACEUTICAL, INC.(b)	45,432	50,211
32,800	BOSTON SCIENTIFIC CORP.(b)	182,160	304,056
27,500	BRISTOL-MYERS SQUIBB CO.	730,394	1,228,975
24,030	CARDINAL HEALTH, INC.	1,017,148	1,134,216
78,900	CAREFUSION CORP.(b)	1,963,933	2,907,465
1,300	CATAMARAN CORP.(b)	42,843	63,336
7,036	CELGENE CORP.(b)	198,565	822,579
1,800	CERNER CORP.(b)	40,604	172,962
5,700	CIGNA CORP.	89,680	413,193
3,400	COMMUNITY HEALTH SYSTEMS, INC.	58,650	159,392
6,200	COVIDIEN PLC(c)	329,997	389,608
1,200	CR BARD, INC.	72,420	130,416
1,425	DAVITA HEALTHCARE PARTNERS, INC.(b)	21,812	172,140
3,700	DENTSPLY INTERNATIONAL, INC.	102,582	151,552
3,800	EDWARDS LIFESCIENCES CORP.(b)	118,152	255,360
14,900	ELI LILLY & CO.	587,030	731,888
4,200	ENDO HEALTH SOLUTIONS, INC.(b)	110,376	154,518
17,002	EXPRESS SCRIPTS HOLDING CO.(b)	255,105	1,048,853
4,300	FOREST LABORATORIES, INC.(b)	149,131	176,300
28,520	GILEAD SCIENCES, INC.(b)	231,726	1,460,509
6,900	HEALTH MANAGEMENT ASSOCIATES, INC., CLASS A(b)	44,746	108,468
1,300	HEALTH NET, INC.(b)	31,603	41,366
71,650	HEALTHSOUTH CORP.(b)	1,317,807	2,063,520
1,900	HENRY SCHEIN, INC.(b)	86,166	181,925
85,193	HOLOGIC, INC.(b)	1,517,449	1,644,225
49,642	HOSPIRA, INC.(b)	1,663,726	1,901,785
14,656	HUMANA, INC.	805,003	1,236,673

See accompanying notes to the financial statements.	34	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
1,400	IDEXX LABORATORIES, INC.(b)	$60,410	125,692
2,300	ILLUMINA, INC.(b)	98,233	172,132
200	INTUITIVE SURGICAL, INC.(b)	99,113	101,316
73,508	JOHNSON & JOHNSON	3,562,137	6,311,397
800	LABORATORY CORP. OF AMERICA HOLDINGS(b)	18,788	80,080
1,873	LIFE TECHNOLOGIES CORP.(b)	59,724	138,621
5,700	MCKESSON CORP.	202,596	652,650
16,900	MEDTRONIC, INC.	617,995	869,843
50,978	MERCK & CO., INC.	1,247,062	2,367,928
1,321	METTLER-TOLEDO INTERNATIONAL, INC.(b)	91,350	265,785
4,600	MYLAN, INC.(b)	85,192	142,738
21,945	NOVARTIS A.G. ADR(c)(d)	1,287,171	1,551,731
600	ONYX PHARMACEUTICALS, INC.(b)(e)	48,279	79,596
1,600	PATTERSON COS., INC.	29,864	60,160
3,400	PERKINELMER, INC.	53,706	110,500
2,900	PERRIGO CO.	109,545	350,900
158,918	PFIZER, INC.	1,460,598	4,451,293
3,900	QIAGEN N.V.(b)(c)	70,824	77,649
23,539	QUEST DIAGNOSTICS, INC.	1,258,469	1,427,170
1,200	REGENERON PHARMACEUTICALS, INC.(b)	187,859	269,856
4,000	RESMED, INC.	81,990	180,520
600	SALIX PHARMACEUTICALS LTD.(b)	24,294	39,690
900	SIRONA DENTAL SYSTEMS, INC.(b)	38,745	59,292
4,539	ST JUDE MEDICAL, INC.	114,088	207,115
4,700	STRYKER CORP.	18,139	303,996
22,645	TELEFLEX, INC.	1,222,836	1,754,761
7,500	THERMO FISHER SCIENTIFIC, INC.	162,174	634,725
400	UNITED THERAPEUTICS CORP.(b)	21,372	26,328
17,202	UNITEDHEALTH GROUP, INC.	273,316	1,126,387
2,036	UNIVERSAL HEALTH SERVICES, INC., CLASS B	38,822	136,330
29,760	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.(b)	878,700	2,561,741
5,000	VARIAN MEDICAL SYSTEMS, INC.(b)	184,300	337,250
3,000	VERTEX PHARMACEUTICALS, INC.(b)	74,805	239,610
2,600	WATERS CORP.(b)	60,997	260,130
9,249	WELLPOINT, INC.	325,438	756,938
3,374	ZIMMER HOLDINGS, INC.	140,047	252,847
		30,244,293	57,420,875	12.42%
Industrials:
10,787	3M CO.	743,694	1,179,558
948	ACCO BRANDS CORP.(b)	3,315	6,029
5,250	ADT (THE) CORP.(b)	123,444	209,212
12,072	AGCO CORP.	437,310	605,894
75,330	AIR LEASE CORP.	1,868,329	2,078,355
500	ALLIANT TECHSYSTEMS, INC.	24,985	41,165
5,175	AMETEK, INC.	73,220	218,902
700	AVERY DENNISON CORP.	25,347	29,932
1,700	B/E AEROSPACE, INC.(b)	47,626	107,236
2,700	BABCOCK & WILCOX (THE) CO.	35,478	81,081
29,760	BOEING (THE) CO.	1,404,260	3,048,614
2,200	CARLISLE COS., INC.	45,116	137,082
11,304	CATERPILLAR, INC.	320,532	932,467
2,500	CHICAGO BRIDGE & IRON CO. N.V.(c)	50,995	149,150
400	CLEAN HARBORS, INC.(b)	22,008	20,212
600	COLFAX CORP.(b)	31,956	31,266
2,027	CON-WAY, INC.	44,529	78,972
800	COPA HOLDINGS S.A., CLASS A(c)	32,618	104,896
3,948	CRANE CO.	66,572	236,564
27,900	CSX CORP.	97,923	647,001
3,700	CUMMINS, INC.	50,756	401,302
11,163	DANAHER CORP.	255,642	706,618
7,300	DEERE & CO.	199,160	593,125
10,100	DELTA AIR LINES, INC.(b)	100,965	188,971
2,160	DONALDSON CO., INC.	61,867	77,026
3,325	DOVER CORP.	122,574	258,220
19,161	DUN & BRADSTREET (THE) CORP.	1,402,238	1,867,240
8,384	EATON CORP. PLC(c)	157,701	551,751
15,500	EMERSON ELECTRIC CO.	422,332	845,370

See accompanying notes to the financial statements.	35	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
200	ENGILITY HOLDINGS, INC.(b)	$2,327	5,684
195,600	EXELIS, INC.	2,224,286	2,697,324
1,600	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	52,791	60,816
3,200	FASTENAL CO.	105,341	146,720
6,653	FEDEX CORP.	130,734	655,853
300	FLOWSERVE CORP.	14,470	16,203
1,950	FLUOR CORP.	26,013	115,654
4,300	FORTUNE BRANDS HOME & SECURITY, INC.	33,889	166,582
1,400	GATX CORP.	24,276	66,402
2,500	GENERAL CABLE CORP.	60,825	76,875
3,900	GENERAL DYNAMICS CORP.	260,595	305,487
328,600	GENERAL ELECTRIC CO.	5,233,846	7,620,234
1,600	HARSCO CORP.	28,236	37,104
6,600	HERTZ GLOBAL HOLDINGS, INC.(b)	37,676	163,680
11,488	HONEYWELL INTERNATIONAL, INC.	425,783	911,458
1,200	HUBBELL, INC., CLASS B	43,310	118,800
610	HUNTINGTON INGALLS INDUSTRIES, INC.	14,978	34,453
2,500	IDEX CORP.	58,238	134,525
700	IHS, INC., CLASS A(b)	30,838	73,066
5,624	ILLINOIS TOOL WORKS, INC.	205,252	389,012
4,600	INGERSOLL-RAND PLC(b)(c)	200,097	255,392
1,524	IRON MOUNTAIN, INC.	35,583	40,554
28,800	ITT CORP.	517,715	847,008
2,068	JACOBS ENGINEERING GROUP, INC.(b)	46,598	114,009
2,100	JB HUNT TRANSPORT SERVICES, INC.	40,530	151,704
100,500	JETBLUE AIRWAYS CORP.(b)	620,820	633,150
1,938	JOY GLOBAL, INC.	87,757	94,051
2,900	KANSAS CITY SOUTHERN	46,328	307,284
42,306	KBR, INC.	1,271,783	1,374,945
400	KIRBY CORP.(b)	24,760	31,816
35,950	KNIGHT TRANSPORTATION, INC.	577,949	604,679
1,100	L-3 COMMUNICATIONS HOLDINGS, INC.	49,763	94,314
1,200	LANDSTAR SYSTEM, INC.	38,351	61,800
900	LENNOX INTERNATIONAL, INC.	26,811	58,086
1,400	LINCOLN ELECTRIC HOLDINGS, INC.	28,970	80,178
3,900	LOCKHEED MARTIN CORP.	194,786	422,994
4,800	MANITOWOC (THE) CO., INC.	47,568	85,968
12,938	MANPOWERGROUP, INC.	448,123	709,002
13,200	MASCO CORP.	97,548	257,268
18,407	MASTEC, INC.(b)	261,992	605,590
2,200	NAVISTAR INTERNATIONAL CORP.(b)	47,586	61,072
2,000	NIELSEN HOLDINGS N.V.	61,200	67,180
700	NORDSON CORP.	29,470	48,517
4,760	NORFOLK SOUTHERN CORP.	99,373	345,814
3,660	NORTHROP GRUMMAN CORP.	139,878	303,048
6,300	OSHKOSH CORP.(b)	109,053	239,211
1,100	OWENS CORNING(b)	22,578	42,988
8,389	PACCAR, INC.	91,278	450,154
2,200	PALL CORP.	55,214	146,146
2,850	PARKER HANNIFIN CORP.	123,853	271,890
2,519	PENTAIR LTD. (REGISTERED)(c)	73,408	145,321
2,200	PRECISION CASTPARTS CORP.	145,807	497,222
4,100	QUANTA SERVICES, INC.(b)	52,131	108,486
5,700	RAYTHEON CO.	160,192	376,884
3,900	REPUBLIC SERVICES, INC.	119,927	132,366
800	ROBERT HALF INTERNATIONAL, INC.	26,312	26,584
5,250	ROCKWELL AUTOMATION, INC.	73,987	436,485
5,214	ROCKWELL COLLINS, INC.	154,727	330,620
600	ROPER INDUSTRIES, INC.	52,898	74,532
2,800	RR DONNELLEY & SONS CO.	25,228	39,228
19,846	RYDER SYSTEM, INC.	723,228	1,206,438
700	SNAP-ON, INC.	17,991	62,566
4,300	SOLARCITY CORP.(b)	156,864	162,411
117,020	SOUTHWEST AIRLINES CO.	953,913	1,508,388
42,475	SPIRIT AEROSYSTEMS HOLDINGS, INC., CLASS A(b)	930,365	912,363
300	SPX CORP.	11,766	21,594
2,557	STANLEY BLACK & DECKER, INC.	72,047	197,656
2,000	STERICYCLE, INC.(b)	95,283	220,860

See accompanying notes to the financial statements.	36	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
1,700	TEREX CORP.(b)	$31,637	44,710
2,000	TEXTRON, INC.	49,440	52,100
26,290	TITAN MACHINERY, INC.(b)	577,757	516,073
1,000	TOWERS WATSON & CO., CLASS A	56,220	81,940
200	TRANSDIGM GROUP, INC.	26,368	31,354
10,500	TYCO INTERNATIONAL LTD.(c)	190,755	345,975
7,600	UNION PACIFIC CORP.	219,426	1,172,528
4,828	UNITED CONTINENTAL HOLDINGS, INC.(b)	104,937	151,068
13,640	UNITED PARCEL SERVICE, INC., CLASS B	891,446	1,179,587
8,955	UNITED STATIONERS, INC.	302,172	300,440
17,350	UNITED TECHNOLOGIES CORP.	684,303	1,612,509
20,507	UNIVERSAL FOREST PRODUCTS, INC.	705,981	818,640
38,763	URS CORP.	1,607,084	1,830,389
2,000	USG CORP.(b)	12,350	46,100
2,200	UTI WORLDWIDE, INC.	25,509	36,234
1,000	VERISK ANALYTICS, INC., CLASS A(b)	54,385	59,700
1,966	WABCO HOLDINGS, INC.(b)	30,197	146,841
1,400	WABTEC CORP.	25,602	74,802
1,650	WASTE CONNECTIONS, INC.	29,914	67,881
8,650	WASTE MANAGEMENT, INC.	135,675	348,854
1,700	WW GRAINGER, INC.	74,317	428,706
1,600	XYLEM, INC.	30,618	43,104
		32,441,678	53,884,494	11.66%
Information Technology:
11,100	ACCENTURE PLC, CLASS A(c)	590,783	798,756
7,800	ACTIVISION BLIZZARD, INC.	34,584	111,228
7,524	ADOBE SYSTEMS, INC.(b)	128,931	342,793
3,300	AKAMAI TECHNOLOGIES, INC.(b)	45,920	140,415
1,600	ALLIANCE DATA SYSTEMS CORP.(b)	75,650	289,648
5,000	ALTERA CORP.	94,155	164,950
1,600	AMDOCS LTD.	55,736	59,344
1,200	AMPHENOL CORP., CLASS A	76,532	93,528
8,600	ANALOG DEVICES, INC.	120,368	387,516
1,300	ANSYS, INC.(b)	34,888	95,030
7,800	AOL, INC.(b)	103,038	284,544
15,400	APPLE, INC.	680,886	6,099,632
12,100	APPLIED MATERIALS, INC.	130,014	180,411
700	ARROW ELECTRONICS, INC.(b)	18,814	27,895
139,250	ATMEL CORP.(b)	1,236,223	1,023,488
51,711	ATMI, INC.(b)	997,015	1,222,965
3,186	AUTODESK, INC.(b)	84,239	108,133
6,866	AUTOMATIC DATA PROCESSING, INC.	295,983	472,793
1,500	AVAGO TECHNOLOGIES LTD.(c)	50,833	56,070
17,467	AVNET, INC.(b)	563,918	586,891
2,300	AVX CORP.	24,817	27,025
31,826	BENCHMARK ELECTRONICS, INC.(b)	511,794	639,703
4,550	BMC SOFTWARE, INC.(b)	89,322	205,387
9,791	BROADCOM CORP., CLASS A	155,428	330,544
2,180	BROADRIDGE FINANCIAL SOLUTIONS, INC.	33,318	57,944
4,200	CA, INC.	94,102	120,246
4,200	CADENCE DESIGN SYSTEMS, INC.(b)	24,003	60,816
153,128	CISCO SYSTEMS, INC.	1,073,259	3,722,542
4,234	CITRIX SYSTEMS, INC.(b)	47,866	255,437
6,300	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A(b)	95,624	394,443
1,500	COMPUTER SCIENCES CORP.	62,082	65,655
400	CONCUR TECHNOLOGIES, INC.(b)	27,272	32,552
6,700	CORELOGIC, INC.(b)	76,313	155,239
23,200	CORNING, INC.	181,284	330,136
500	CREE, INC.(b)	27,135	31,930
2,700	CYPRESS SEMICONDUCTOR CORP.(b)	6,231	28,971
7,600	DELL, INC.	103,922	101,460
2,000	DOLBY LABORATORIES, INC., CLASS A	43,420	66,900
18,200	EBAY, INC.(b)	506,222	941,304
2,140	ECHOSTAR CORP., CLASS A(b)	36,471	83,695
8,900	ELECTRONIC ARTS, INC.(b)	125,795	204,433
34,310	EMC CORP.	233,560	810,402
900	EQUINIX, INC.(b)	69,754	166,248

See accompanying notes to the financial statements.	37	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
1,300	F5 NETWORKS, INC.(b)	$30,062	89,440
17,200	FACEBOOK, INC., CLASS A(b)	408,196	427,592
7,802	FIDELITY NATIONAL INFORMATION SERVICES, INC.	135,427	334,238
3,950	FISERV, INC.(b)	108,063	345,270
2,100	FLIR SYSTEMS, INC.	49,313	56,637
1,300	FORTINET, INC.(b)	24,791	22,750
3,100	FREESCALE SEMICONDUCTOR LTD.(b)	34,162	42,005
2,100	GENPACT LTD.(c)	33,894	40,404
1,000	GLOBAL PAYMENTS, INC.	33,115	46,320
6,776	GOOGLE, INC., CLASS A(b)	2,918,987	5,965,387
2,800	HARRIS CORP.	37,337	137,900
31,300	HEWLETT-PACKARD CO.	555,703	776,240
1,800	INFORMATICA CORP.(b)	54,045	62,964
5,200	INGRAM MICRO, INC., CLASS A(b)	68,614	98,748
146,981	INTEL CORP.	1,354,409	3,559,880
1,000	INTERACTIVECORP	46,100	47,560
18,746	INTERNATIONAL BUSINESS MACHINES CORP.	1,607,492	3,582,548
5,000	INTUIT, INC.	103,285	305,150
1,900	ITRON, INC.(b)	65,968	80,617
900	JABIL CIRCUIT, INC.(b)	14,284	18,342
6,767	JUNIPER NETWORKS, INC.(b)	111,204	130,671
2,600	KLA-TENCOR CORP.	86,094	144,898
4,800	LAM RESEARCH CORP.(b)	123,706	212,832
3,700	LENDER PROCESSING SERVICES, INC.	55,722	119,695
2,000	LEXMARK INTERNATIONAL, INC., CLASS A	30,530	61,140
5,400	LINEAR TECHNOLOGY CORP.	119,475	198,936
2,400	LINKEDIN CORP., CLASS A(b)	371,612	427,920
23,700	LSI CORP.(b)	99,658	169,218
14,800	MARVELL TECHNOLOGY GROUP LTD.(c)	94,527	173,308
1,700	MASTERCARD, INC., CLASS A	182,282	976,650
4,400	MAXIM INTEGRATED PRODUCTS, INC.	76,114	122,232
4,200	MICROCHIP TECHNOLOGY, INC.(b)	58,069	156,450
15,300	MICRON TECHNOLOGY, INC.(b)	68,620	219,249
1,000	MICROS SYSTEMS, INC.(b)	26,215	43,150
134,650	MICROSOFT CORP.	860,025	4,649,465
56,428	MOTOROLA SOLUTIONS, INC.	2,240,348	3,257,588
900	NATIONAL INSTRUMENTS CORP.	24,354	25,146
5,700	NETAPP, INC.(b)	144,148	215,346
4,800	NEUSTAR, INC., CLASS A(b)	79,848	233,664
4,800	NUANCE COMMUNICATIONS, INC.(b)	63,624	88,224
8,900	NVIDIA CORP.	60,716	124,867
116,392	ORACLE CORP.	1,579,274	3,575,562
2,800	PALO ALTO NETWORKS, INC.(b)	116,508	118,048
3,666	PAYCHEX, INC.	10,315	133,882
24,900	QUALCOMM, INC.	728,736	1,520,892
4,200	RED HAT, INC.(b)	61,669	200,844
289,369	RF MICRO DEVICES, INC.(b)	1,522,067	1,548,124
214,000	SAIC, INC.	2,373,546	2,981,020
7,600	SALESFORCE.COM, INC.(b)	86,711	290,168
5,300	SANDISK CORP.(b)	51,149	323,830
5,500	SEAGATE TECHNOLOGY PLC(c)	51,728	246,565
3,700	SERVICENOW, INC.(b)	139,416	149,443
400	SOLERA HOLDINGS, INC.	21,484	22,260
15,519	SYMANTEC CORP.	88,098	348,712
1,500	SYNOPSYS, INC.(b)	24,907	53,625
37,045	TE CONNECTIVITY LTD.(c)	1,261,203	1,687,029
4,500	TERADATA CORP.(b)	73,317	226,035
4,400	TERADYNE, INC.(b)	40,150	77,308
17,400	TEXAS INSTRUMENTS, INC.	280,527	606,738
1,100	TIBCO SOFTWARE, INC.(b)	24,189	23,540
2,700	TOTAL SYSTEM SERVICES, INC.	60,453	66,096
5,000	TRIMBLE NAVIGATION LTD.(b)	38,162	130,050
900	VERISIGN, INC.(b)	40,779	40,194
8,600	VISA, INC., CLASS A	713,446	1,571,650
7,800	VISHAY INTERTECHNOLOGY, INC.(b)	48,931	108,342
557	VISHAY PRECISION GROUP, INC.(b)	5,692	8,433
1,500	VMWARE, INC., CLASS A(b)	47,285	100,485
5,900	WESTERN DIGITAL CORP.	91,433	366,331

See accompanying notes to the financial statements.	38	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
10,100	WESTERN UNION (THE) CO.	$131,323	172,811
3,000	WORKDAY, INC., CLASS A(b)	180,280	192,270
92,802	XEROX CORP.	630,591	841,714
6,750	XILINX, INC.	47,180	267,368
20,640	YAHOO!, INC.(b)	228,332	518,270
60,000	ZYNGA, INC., CLASS A(b)	160,272	166,800
		32,686,795	67,854,122	14.68%
Materials:
3,175	AIR PRODUCTS & CHEMICALS, INC.	158,901	290,735
400	AIRGAS, INC.	16,882	38,184
1,300	ALBEMARLE CORP.	29,152	80,977
1,600	ALLEGHENY TECHNOLOGIES, INC.	39,592	42,096
800	APTARGROUP, INC.	27,324	44,168
1,600	ASHLAND, INC.	47,358	133,600
176,990	AURICO GOLD, INC.(c)	1,185,551	775,814
3,064	BALL CORP.	11,968	127,279
3,000	BEMIS CO., INC.	66,889	117,420
600	CELANESE CORP., SERIES A	24,630	26,880
1,100	CF INDUSTRIES HOLDINGS, INC.	97,135	188,650
10,000	CLIFFS NATURAL RESOURCES, INC.	197,144	162,500
500	COMPASS MINERALS INTERNATIONAL, INC.	27,452	42,265
42,780	CROWN HOLDINGS, INC.(b)	1,312,976	1,759,541
700	CYTEC INDUSTRIES, INC.	25,564	51,275
1,000	DOMTAR CORP.(c)	52,480	66,500
19,000	DOW CHEMICAL (THE) CO.	485,497	611,230
15,725	E.I. DU PONT DE NEMOURS & CO.	512,220	825,562
438	EAGLE MATERIALS, INC.	1,727	29,026
3,000	EASTMAN CHEMICAL CO.	58,012	210,030
3,991	ECOLAB, INC.	137,417	339,993
82,496	FREEPORT-MCMORAN COPPER & GOLD, INC.	2,415,523	2,277,715
900	GREIF, INC., CLASS A	27,104	47,403
3,683	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	79,231	276,814
9,431	INTERNATIONAL PAPER CO.	117,152	417,888
13,490	LSB INDUSTRIES, INC.(b)	443,645	410,231
3,700	LYONDELLBASELL INDUSTRIES N.V., CLASS A(c)	108,733	245,162
700	MARTIN MARIETTA MATERIALS, INC.	27,965	68,894
2,875	MEADWESTVACO CORP.	27,016	98,066
23,800	MOLYCORP, INC.(b)	135,660	147,560
10,415	MONSANTO CO.	79,296	1,029,002
23,549	MOSAIC (THE) CO.	1,185,259	1,267,172
82,900	NEWMONT MINING CORP.	3,983,863	2,482,855
5,844	NUCOR CORP.	99,313	253,162
59,640	OWENS-ILLINOIS, INC.(b)	1,494,166	1,657,396
2,100	PACKAGING CORP. OF AMERICA	30,901	102,816
3,986	PPG INDUSTRIES, INC.	180,558	583,590
6,450	PRAXAIR, INC.	258,706	742,782
2,200	RELIANCE STEEL & ALUMINUM CO.	61,215	144,232
400	ROCK TENN CO., CLASS A	29,220	39,952
1,000	ROYAL GOLD, INC.	47,541	42,080
6,500	RPM INTERNATIONAL, INC.	72,503	207,610
37,759	RTI INTERNATIONAL METALS, INC.(b)	883,649	1,046,302
118,400	SEALED AIR CORP.	2,332,433	2,835,680
1,585	SHERWIN-WILLIAMS (THE) CO.	72,398	279,911
1,000	SIGMA-ALDRICH CORP.	76,820	80,360
3,600	SONOCO PRODUCTS CO.	74,519	124,452
3,234	SOUTHERN COPPER CORP.	38,089	89,323
8,700	STEEL DYNAMICS, INC.	95,178	129,717
1,273	SUNCOKE ENERGY, INC.(b)	8,474	17,848
1,600	UNITED STATES STEEL CORP.	30,208	28,048
3,200	VALSPAR (THE) CORP.	68,240	206,944
2,100	VULCAN MATERIALS CO.	63,441	101,661
		19,163,890	23,446,353	5.07%
Telecommunication Services:
98,790	AT&T, INC.	2,463,415	3,497,166
7,513	CENTURYLINK, INC.	286,537	265,584
40,400	CLEARWIRE CORP., CLASS A(b)	170,584	201,192

See accompanying notes to the financial statements.	39	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Telecommunication Services (Cont’d):
4,600	CROWN CASTLE INTERNATIONAL CORP.(b)	$194,396	332,994
5,100	LEVEL 3 COMMUNICATIONS, INC.(b)	115,002	107,508
12,500	NII HOLDINGS, INC.(b)	83,473	83,375
800	SBA COMMUNICATIONS CORP., CLASS A(b)	58,532	59,296
41,800	SPRINT NEXTEL CORP.(b)	123,442	293,436
5,435	TELEPHONE & DATA SYSTEMS, INC.	109,150	133,973
1,500	T-MOBILE US, INC.(b)	13,875	37,215
2,300	TW TELECOM, INC.(b)	58,604	64,722
45,383	VERIZON COMMUNICATIONS, INC.	1,580,875	2,284,580
18,218	WINDSTREAM CORP.	151,039	140,461
		5,408,924	7,501,502	1.62%
Utilities:
9,100	AES CORP.	99,645	109,109
4,500	AGL RESOURCES, INC.	135,198	192,870
1,000	ALLIANT ENERGY CORP.	24,835	50,420
4,000	AMEREN CORP.	114,624	137,760
9,200	AMERICAN ELECTRIC POWER CO., INC.	289,948	411,976
45,310	AMERICAN WATER WORKS CO., INC.	1,186,470	1,868,131
1,388	AQUA AMERICA, INC.	22,973	43,431
9,800	CALPINE CORP.(b)	83,359	208,054
5,800	CENTERPOINT ENERGY, INC.	66,308	136,242
10,200	CMS ENERGY CORP.	144,342	277,134
4,589	CONSOLIDATED EDISON, INC.	184,849	267,585
9,762	DOMINION RESOURCES, INC.	334,591	554,677
2,300	DTE ENERGY CO.	84,036	154,123
11,251	DUKE ENERGY CORP.	423,130	759,442
8,525	EDISON INTERNATIONAL	182,117	410,564
3,064	ENTERGY CORP.	60,101	213,500
11,324	EXELON CORP.	344,741	349,685
3,800	FIRSTENERGY CORP.	149,828	141,892
2,800	GREAT PLAINS ENERGY, INC.	43,498	63,112
3,500	ITC HOLDINGS CORP.	154,844	319,550
1,500	NATIONAL FUEL GAS CO.	38,322	86,925
6,700	NEXTERA ENERGY, INC.	347,944	545,916
6,900	NISOURCE, INC.	111,901	197,616
4,961	NORTHEAST UTILITIES	125,492	208,461
10,883	NRG ENERGY, INC.	189,415	290,576
6,200	NV ENERGY, INC.	76,954	145,452
2,400	OGE ENERGY CORP.	43,344	163,680
2,000	ONEOK, INC.	31,518	82,620
5,900	PG&E CORP.	79,340	269,807
2,400	PINNACLE WEST CAPITAL CORP.	71,637	133,128
9,000	PPL CORP.	245,589	272,340
7,800	PUBLIC SERVICE ENTERPRISE GROUP, INC.	236,574	254,748
73,285	QUESTAR CORP.	1,256,836	1,747,847
4,800	SCANA CORP.	166,536	235,680
3,300	SEMPRA ENERGY	170,451	269,808
13,700	SOUTHERN (THE) CO.	366,351	604,581
7,600	TECO ENERGY, INC.	90,842	130,644
3,100	UGI CORP.	51,202	121,241
1,400	WESTAR ENERGY, INC.	25,767	44,744
4,820	WISCONSIN ENERGY CORP.	46,469	197,572
4,825	XCEL ENERGY, INC.	43,342	136,740
		7,945,263	12,809,383	2.77%
	Sub-total Common Stocks:	256,839,143	445,317,104	96.32%
Master Limited Partnerships:
Energy:
42,345	ATLAS PIPELINE PARTNERS L.P.	1,461,527	1,617,156
27,570	ENTERPRISE PRODUCTS PARTNERS L.P.	1,184,195	1,713,475
45,215	MAGELLAN MIDSTREAM PARTNERS L.P.	1,276,518	2,464,218
		3,922,240	5,794,849	1.25%
	Sub-total Master Limited Partnerships:	3,922,240	5,794,849	1.25%

See accompanying notes to the financial statements.	40	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Rights:
Health Care:
700	SANOFI - CVR(b)(c)	$-	1,351
	Sub-total Rights:	-	1,351	0.00%
Short-Term Investments:
10,813,554	NORTHERN INSTITUTIONAL FUNDS -
	U.S. GOVERNMENT SELECT PORTFOLIO, 0.01%(f)	10,813,554	10,813,554
	Sub-total Short-Term Investments:	10,813,554	10,813,554	2.34%
	Grand total(g)	$271,574,937	461,926,858	99.91%

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Currently non-income producing assets.
(c)

Foreign security values are stated in U.S. dollars. As of June 30, 2013, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 5.96% of net assets.

(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 1.91% of net assets.
(e)	This security is being fair valued according to procedures adopted by the Board of Trustees.
(f)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2012, the value of the Clearwater Core Equity Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was approximately $26,364,287 with net sales of approximately $15,550,733 during the six months ended June 30, 2013.

(g)

At June 30, 2013, the cost for Federal income tax purposes was $271,832,834. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$194,255,148
Gross unrealized depreciation	(4,161,124)
Net unrealized appreciation	$190,094,024

See accompanying notes to the financial statements.	41	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Core Equity Fund (unaudited)
June 30, 2013

See accompanying notes to the financial statements.	42	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
17,000	AMC NETWORKS, INC., CLASS A(b)	$755,419	1,111,970
2,605	AMERICA’S CAR-MART, INC.(b)	113,152	112,640
46,335	ARCTIC CAT, INC.	1,893,991	2,084,148
113,202	BLACK DIAMOND, INC.(b)	924,549	1,064,099
18,402	BRAVO BRIO RESTAURANT GROUP, INC.(b)	296,883	327,924
26,192	CALLAWAY GOLF CO.	176,392	172,343
23,007	CENTURY CASINOS, INC.(b)	34,921	79,604
69,496	COOPER TIRE & RUBBER CO.	1,291,493	2,305,182
5,355	CORE-MARK HOLDING CO., INC.	214,078	340,043
25,000	CST BRANDS, INC.(b)	738,832	770,250
45,500	DANA HOLDING CORP.	802,009	876,330
162,000	DENNY’S CORP.(b)	628,669	910,440
6,679	DESTINATION MATERNITY CORP.	155,989	164,303
33,478	DGSE COS., INC.(b)	92,914	99,095
12,270	EW SCRIPPS (THE) CO., CLASS A(b)	119,802	191,167
112,639	EXPRESS, INC.(b)	1,900,222	2,362,040
22,625	GAIAM, INC., CLASS A(b)	82,050	100,908
14,194	GROUP 1 AUTOMOTIVE, INC.	906,250	913,100
264,575	HANCOCK FABRICS, INC.(b)	357,610	256,638
28,500	HANESBRANDS, INC.	652,515	1,465,470
69,441	ICONIX BRAND GROUP, INC.(b)	742,376	2,042,260
10,895	JAMBA, INC.(b)	133,781	162,662
8,733	JTH HOLDING, INC., CLASS A(b)	136,476	141,911
21,500	LAMAR ADVERTISING CO., CLASS A(b)	818,073	933,100
31,608	LEAPFROG ENTERPRISES, INC.(b)	257,551	311,023
194,344	LIFELOCK, INC.(b)	2,096,770	2,275,768
17,355	LITHIA MOTORS, INC., CLASS A	883,872	925,195
22,000	MADISON SQUARE GARDEN (THE) CO., CLASS A(b)	408,574	1,303,500
11,941	MAIDENFORM BRANDS, INC.(b)	269,422	206,938
30,000	MARRIOTT VACATIONS WORLDWIDE CORP.(b)	688,453	1,297,200
37,000	PENSKE AUTOMOTIVE GROUP, INC.	723,337	1,129,980
91,144	PIER 1 IMPORTS, INC.	1,112,540	2,140,972
42,417	PREMIER EXHIBITIONS, INC.(b)	100,980	73,806
5,540	RED ROBIN GOURMET BURGERS, INC.(b)	162,695	305,697
57,677	RENT-A-CENTER, INC.	1,937,952	2,165,771
31,364	ROCKY BRANDS, INC.	263,458	474,224
34,246	RUBY TUESDAY, INC.(b)	244,353	316,091
86,538	RUE21, INC.(b)	2,513,290	3,600,846
25,000	RYLAND GROUP (THE), INC.	712,145	1,002,500
43,000	SALLY BEAUTY HOLDINGS, INC.(b)	366,257	1,337,300
89,890	SELECT COMFORT CORP.(b)	2,594,577	2,252,643
6,377	SHILOH INDUSTRIES, INC.	64,386	66,576
14,816	SHOE CARNIVAL, INC.	301,398	355,732
45,000	STARZ, CLASS A(b)	840,237	994,500
43,591	STEINWAY MUSICAL INSTRUMENTS, INC.(b)	1,047,818	1,326,474
12,821	TANDY LEATHER FACTORY, INC.(b)	64,477	99,747
25,903	TEMPUR SEALY INTERNATIONAL, INC.(b)	760,455	1,137,142
15,500	VAIL RESORTS, INC.	580,317	953,560
51,520	WOLVERINE WORLD WIDE, INC.	1,464,270	2,813,507
		34,428,030	47,854,319	14.92%
Consumer Staples:
123,127	COTT CORP.(c)	1,002,056	961,622
8,237	DIAMOND FOODS, INC.(b)	117,512	170,918
36,040	ELIZABETH ARDEN, INC.(b)	1,380,430	1,624,323
60,750	FLOWERS FOODS, INC.	511,723	1,339,538
28,000	HILLSHIRE BRANDS CO.	758,043	926,240
44,209	INTER PARFUMS, INC.	715,622	1,260,841
25,564	MEDIFAST, INC.(b)	400,626	658,529
16,134	OMEGA PROTEIN CORP.(b)	106,302	144,883
33,242	PANTRY (THE), INC.(b)	447,940	404,887
54,863	S&W SEED CO.(b)	326,739	459,752
7,087	SENECA FOODS CORP., CLASS A(b)	154,404	217,429
40,000	SNYDERS-LANCE, INC.	898,946	1,136,400
47,452	SPECTRUM BRANDS HOLDINGS, INC.	1,301,023	2,698,595
		8,121,366	12,003,957	3.74%

See accompanying notes to the financial statements.	43	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy:
61,239	BILL BARRETT CORP.(b)	$1,577,938	1,238,253
37,000	BONANZA CREEK ENERGY, INC.(b)	1,137,821	1,312,020
75,774	CARRIZO OIL & GAS, INC.(b)	2,131,228	2,146,677
101,990	DAKOTA PLAINS HOLDINGS, INC.(b)	386,240	285,572
11,000	DRIL-QUIP, INC.(b)	534,766	993,190
75,184	FORBES ENERGY SERVICES LTD.(b)	293,310	302,240
28,000	GULFPORT ENERGY CORP.(b)	816,373	1,317,960
49,500	HELIX ENERGY SOLUTIONS GROUP, INC.(b)	1,043,100	1,140,480
291,530	HERCULES OFFSHORE, INC.(b)	1,524,265	2,052,371
38,855	HORNBECK OFFSHORE SERVICES, INC.(b)	1,451,594	2,078,742
32,000	OASIS PETROLEUM, INC.(b)	564,228	1,243,840
15,647	RESOLUTE ENERGY CORP.(b)	129,842	124,863
26,442	ROSETTA RESOURCES, INC.(b)	1,250,701	1,124,314
38,500	SANCHEZ ENERGY CORP.(b)	878,505	883,960
50,749	STEEL EXCEL, INC.(b)	1,442,517	1,471,721
62,119	SUPERIOR ENERGY SERVICES, INC.(b)	1,453,562	1,611,367
12,292	TRIANGLE PETROLEUM CORP.(b)	65,821	86,167
		16,681,811	19,413,737	6.05%
Financials:
16,424	AGREE REALTY CORP.	376,021	484,836
55,441	AMERICAN EQUITY INVESTMENT LIFE HOLDING CO.	760,892	870,424
12,595	AMERICAN NATIONAL BANKSHARES, INC.	255,148	292,708
15,053	AMERICAN SAFETY INSURANCE HOLDINGS LTD.(b)(c)	354,523	435,784
38,870	AMREIT, INC.	695,167	751,746
43,956	AMTRUST FINANCIAL SERVICES, INC.	682,501	1,569,229
27,000	ARTHUR J GALLAGHER & CO.	562,570	1,179,630
9,967	ASHFORD HOSPITALITY TRUST, INC.	76,888	114,122
50,000	ASSOCIATED BANC-CORP	666,059	777,500
34,680	ASSOCIATED ESTATES REALTY CORP.	530,901	557,654
30,536	BERKSHIRE HILLS BANCORP, INC.	692,865	847,679
47,245	BNC BANCORP	433,867	539,538
60,910	BROOKLINE BANCORP, INC.	519,121	528,699
3,520	BSB BANCORP, INC.(b)	46,540	46,288
213,053	CAMPUS CREST COMMUNITIES, INC.	2,327,997	2,458,632
31,364	CAPE BANCORP, INC.	291,845	297,958
49,999	CAPLEASE, INC.(b)	58,820	421,992
35,000	CBOE HOLDINGS, INC.	848,346	1,632,400
1,735	CENTURY BANCORP, INC., CLASS A	54,608	60,725
62,139	CHARTER FINANCIAL CORP.	630,086	626,361
80,128	CHESAPEAKE LODGING TRUST	1,361,494	1,665,861
33,294	CHEVIOT FINANCIAL CORP.	369,046	377,221
1,832	CHICOPEE BANCORP, INC.	29,881	30,961
12,836	CLIFTON SAVINGS BANCORP, INC.	142,143	152,107
13,409	COMMUNITY TRUST BANCORP, INC.	441,425	477,629
48,420	CORPORATE OFFICE PROPERTIES TRUST	1,047,166	1,234,710
25,768	CORRECTIONS CORP. OF AMERICA	812,668	872,762
14,093	EMC INSURANCE GROUP, INC.	313,950	370,082
14,500	EXCEL TRUST, INC.	169,874	185,745
16,736	FARMERS NATIONAL BANC CORP.	106,603	105,102
22,669	FINANCIAL INSTITUTIONS, INC.	389,399	417,336
49,000	FIRST AMERICAN FINANCIAL CORP.	686,144	1,079,960
40,650	FIRST COMMUNITY BANCSHARES, INC.	643,011	637,392
3,798	FIRST CONNECTICUT BANCORP, INC.	52,366	52,868
16,277	FIRST FINANCIAL CORP.	483,385	504,424
2,513	FIRST OF LONG ISLAND (THE) CORP.	74,391	83,406
134,281	FIRSTMERIT CORP.	1,981,985	2,689,648
24,935	FLUSHING FINANCIAL CORP.	399,486	410,181
50,000	FORESTAR GROUP, INC.(b)	940,728	1,003,000
15,573	FRANKLIN FINANCIAL CORP.	217,750	280,470
16,740	GETTY REALTY CORP.	265,171	345,681
33,729	GLADSTONE CAPITAL CORP.	266,230	275,566
60,490	GLIMCHER REALTY TRUST	644,250	660,551
2,362	HAMPDEN BANCORP, INC.	36,810	35,217
9,929	HENNESSY ADVISORS, INC.	29,849	71,985
16,070	HERITAGE FINANCIAL CORP.	201,226	235,426
26,207	HERITAGE FINANCIAL GROUP, INC.	366,630	386,553
48,080	HOME FEDERAL BANCORP, INC.	611,641	612,539
15,997	HOME PROPERTIES, INC.	870,975	1,045,724

See accompanying notes to the financial statements.	44	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
24,533	HORACE MANN EDUCATORS CORP.	$311,616	598,115
19,500	IBERIABANK CORP.	928,547	1,045,395
90,331	INVESTORS BANCORP, INC.	1,316,288	1,904,177
35,719	INVESTORS CAPITAL HOLDINGS LTD.(b)	151,806	178,595
4,905	KANSAS CITY LIFE INSURANCE CO.	182,608	187,714
264,691	KITE REALTY GROUP TRUST	1,665,718	1,596,087
17,620	LAPORTE BANCORP, INC.	154,704	177,962
60,000	MANNING & NAPIER, INC.	754,331	1,065,600
143,852	MEDICAL PROPERTIES TRUST, INC.	1,558,159	2,059,961
35,307	MEDLEY CAPITAL CORP.	497,451	479,469
36,299	MERIDIAN INTERSTATE BANCORP, INC.(b)	613,840	683,510
6,600	MIDSOUTH BANCORP, INC.	97,614	102,498
71,750	NATIONAL BANK HOLDINGS CORP., CLASS A	1,327,978	1,413,475
24,226	NATIONAL RETAIL PROPERTIES, INC.	380,370	833,374
121,720	NEW MOUNTAIN FINANCE CORP.	1,741,769	1,723,555
117,751	NORTHFIELD BANCORP, INC.	1,346,239	1,380,042
189,150	NORTHWEST BANCSHARES, INC.	2,049,749	2,555,417
9,803	OLD LINE BANCSHARES, INC.	124,722	129,302
9,851	OMNIAMERICAN BANCORP, INC.(b)	228,534	217,018
80,162	ORITANI FINANCIAL CORP.	1,019,287	1,256,940
24,520	PACIFIC CONTINENTAL CORP.	236,385	289,336
12,552	PACIFIC MERCANTILE BANCORP(b)	71,922	72,174
48,090	PACWEST BANCORP	1,115,628	1,473,959
13,111	PARK STERLING CORP.(b)	80,326	77,486
43,642	PENNANTPARK INVESTMENT CORP.	469,772	482,244
8,961	PEOPLES BANCORP, INC.	184,760	188,898
27,508	PLATINUM UNDERWRITERS HOLDINGS LTD.(c)	833,973	1,574,008
29,344	POST PROPERTIES, INC.	1,433,244	1,452,235
27,750	PREFERRED APARTMENT COMMUNITIES, INC., CLASS A	183,072	249,750
22,869	PROTECTIVE LIFE CORP.	841,862	878,398
17,469	RENASANT CORP.	279,846	425,195
67,740	RETAIL OPPORTUNITY INVESTMENTS CORP.	864,052	941,586
111,663	ROCKVILLE FINANCIAL, INC.	1,176,110	1,460,552
31,990	RYMAN HOSPITALITY PROPERTIES	791,493	1,247,930
38,000	SABRA HEALTH CARE REIT, INC.	664,755	992,180
14,195	SANDY SPRING BANCORP, INC.	254,929	306,896
13,149	SCBT FINANCIAL CORP.	491,992	662,578
26,664	SI FINANCIAL GROUP, INC.	261,875	294,637
26,907	SIMMONS FIRST NATIONAL CORP., CLASS A	673,089	702,004
16,159	SIMPLICITY BANCORP, INC.	192,548	234,306
1	SOUTHSIDE BANCSHARES, INC.	20	24
50,000	SPIRIT REALTY CAPITAL, INC.	803,435	886,000
32,588	STANCORP FINANCIAL GROUP, INC.	1,006,889	1,610,173
28,682	STATE BANK FINANCIAL CORP.	453,149	431,090
25,800	STELLARONE CORP.	341,581	506,970
25,201	STERLING BANCORP	284,855	292,836
420,385	SYNOVUS FINANCIAL CORP.(b)	892,408	1,227,524
20,972	TCP CAPITAL CORP.	325,699	351,700
36,500	TERRITORIAL BANCORP, INC.	585,519	825,265
29,893	THL CREDIT, INC.	423,592	454,075
16,700	UMB FINANCIAL CORP.	798,033	929,689
98,588	UMPQUA HOLDINGS CORP.	1,087,447	1,479,806
26,520	UNIVEST CORP. OF PENNSYLVANIA	440,329	505,736
10,419	URSTADT BIDDLE PROPERTIES, INC., CLASS A	180,622	210,151
52,500	VIEWPOINT FINANCIAL GROUP, INC.	669,191	1,092,525
96,356	WALKER & DUNLOP, INC.(b)	1,386,770	1,686,230
23,000	WALTER INVESTMENT MANAGEMENT CORP.(b)	305,985	777,630
35,477	WASHINGTON BANKING CO.	491,924	503,773
17,610	WESTFIELD FINANCIAL, INC.	128,912	123,270
25,000	WINTRUST FINANCIAL CORP.	855,525	957,000
		63,835,290	79,240,037	24.70%
Health Care:
125,796	ACCRETIVE HEALTH, INC.(b)	1,391,477	1,359,855
50,226	AIR METHODS CORP.	1,927,797	1,701,657
51,901	ALEXZA PHARMACEUTICALS, INC.(b)	237,478	225,250
38,470	ANALOGIC CORP.	2,868,918	2,801,770
14,179	ANGIODYNAMICS, INC.(b)	171,444	159,939

See accompanying notes to the financial statements.	45	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
47,869	BIODELIVERY SCIENCES INTERNATIONAL, INC.(b)	$220,044	194,348
6,993	BIO-REFERENCE LABS, INC.(b)	196,745	201,049
32,126	CENTENE CORP.(b)	1,294,926	1,685,330
17,247	CRYOLIFE, INC.	97,210	107,966
112,342	GLOBUS MEDICAL, INC., CLASS A(b)	1,728,224	1,894,086
37,000	HANGER, INC.(b)	718,063	1,170,310
122,138	HEALTH MANAGEMENT ASSOCIATES, INC., CLASS A(b)	1,289,924	1,920,009
44,451	HEALTH NET, INC.(b)	1,176,785	1,414,431
107,064	HEALTHSOUTH CORP.(b)	1,718,321	3,083,443
95,784	HEALTHWAYS, INC.(b)	932,106	1,664,726
23,120	HESKA CORP.	187,656	159,297
63,261	HILL-ROM HOLDINGS, INC.	1,713,630	2,130,631
50,102	ICON PLC(b)(c)	1,185,843	1,775,114
66,122	MERGE HEALTHCARE, INC.(b)	227,824	238,039
12,379	NATUS MEDICAL, INC.(b)	144,641	168,973
48,518	OMNICELL, INC.(b)	817,083	997,045
56,950	ORTHOFIX INTERNATIONAL N.V.(b)(c)	1,674,942	1,531,955
22,000	PATTERSON COS., INC.	514,141	827,200
23,986	PDI, INC.(b)	140,520	112,734
12,727	PHARMERICA CORP.(b)	151,978	176,396
19,818	PSYCHEMEDICS CORP.	227,557	212,845
27,497	SALIX PHARMACEUTICALS LTD.(b)	1,164,064	1,818,927
23,746	SPECTRUM PHARMACEUTICALS, INC.	231,025	177,145
149,877	UNIVERSAL AMERICAN CORP.	1,314,340	1,332,407
5,497	VASCULAR SOLUTIONS, INC.(b)	83,394	80,861
20,527	WEST PHARMACEUTICAL SERVICES, INC.	773,147	1,442,227
		26,521,247	32,765,965	10.21%
Industrials:
85,174	A.O. SMITH CORP.	1,967,054	3,090,113
250,773	ACCO BRANDS CORP.(b)	1,960,891	1,594,916
29,126	ACETO CORP.	287,443	405,725
57,325	ACTUANT CORP., CLASS A	1,163,193	1,890,005
38,000	AIR LEASE CORP.	840,658	1,048,420
5,000	AMERCO	538,939	809,500
6,962	AMERICAN RAILCAR INDUSTRIES, INC.	200,638	233,297
20,402	ASTRONICS CORP.(b)	445,545	833,830
80,832	AZZ, INC.	2,336,907	3,116,882
32,000	BABCOCK & WILCOX (THE) CO.	726,567	960,960
55,583	CASELLA WASTE SYSTEMS, INC., CLASS A(b)	297,331	239,563
5,385	CECO ENVIRONMENTAL CORP.	33,425	66,236
24,000	CHICAGO BRIDGE & IRON CO. N.V.(c)	408,333	1,431,840
4,386	CIRCOR INTERNATIONAL, INC.	141,041	223,072
25,000	COLFAX CORP.(b)	197,420	1,302,750
24,018	COMFORT SYSTEMS USA, INC.	272,808	358,349
11,858	ENNIS, INC.	156,390	205,025
20,000	ENPRO INDUSTRIES, INC.(b)	569,233	1,015,200
17,307	FEDERAL SIGNAL CORP.(b)	67,423	151,436
32,000	FORTUNE BRANDS HOME & SECURITY, INC.	637,834	1,239,680
16,897	GENCORP, INC.(b)	68,463	274,745
95,585	GENERAC HOLDINGS, INC.	3,214,205	3,537,601
13,000	GENESEE & WYOMING, INC., CLASS A(b)	321,298	1,102,920
14,921	GIBRALTAR INDUSTRIES, INC.(b)	264,434	217,250
20,576	GRAHAM CORP.	451,669	617,897
21,802	GREENBRIER COS., INC.(b)	400,349	531,315
70,244	ICF INTERNATIONAL, INC.(b)	1,552,396	2,213,388
35,000	ITT CORP.	698,010	1,029,350
45,000	JOHN BEAN TECHNOLOGIES CORP.	604,564	945,450
20,500	LB FOSTER CO., CLASS A	462,717	884,985
25,500	MACQUARIE INFRASTRUCTURE CO. LLC	667,285	1,362,975
23,452	MET-PRO CORP.	313,410	315,195
8,609	MIDDLEBY CORP.(b)	439,240	1,464,305
5,237	QUANEX BUILDING PRODUCTS CORP.	84,203	88,191
32,027	REGAL-BELOIT CORP.	1,791,780	2,076,631
36,000	REXNORD CORP.(b)	759,725	606,600
8,454	RUSH ENTERPRISES, INC., CLASS A(b)	158,821	209,236
30,136	TELEDYNE TECHNOLOGIES, INC.(b)	1,221,076	2,331,019
38,092	TENNANT CO.	1,416,272	1,838,701

See accompanying notes to the financial statements.	46	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
36,500	TEREX CORP.(b)	$831,385	959,950
49,156	TETRA TECH, INC.(b)	1,392,833	1,155,657
55,555	TRIMAS CORP.(b)	1,717,104	2,071,090
67,714	TRINITY INDUSTRIES, INC.	2,134,298	2,602,926
11,027	TRIUMPH GROUP, INC.	487,689	872,787
9,611	US ECOLOGY, INC.	162,437	263,726
10,000	WABTEC CORP.	399,080	534,300
48,728	WOODWARD, INC.	1,588,721	1,949,120
		36,852,537	52,274,109	16.29%
Information Technology:
9,655	ACCELRYS, INC.(b)	87,254	81,102
17,723	ACTUATE CORP.(b)	90,532	117,681
63,856	ANAREN, INC.(b)	687,388	1,464,857
95,564	ARUBA NETWORKS, INC.(b)	2,141,418	1,467,863
101,776	BRIDGELINE DIGITAL, INC.(b)	136,820	117,042
32,000	BROADRIDGE FINANCIAL SOLUTIONS, INC.	543,517	850,560
43,347	CALAMP CORP.(b)	432,316	632,866
29,627	CALLIDUS SOFTWARE, INC.(b)	125,410	195,242
37,875	CAMTEK LTD.(b)(c)	82,558	90,900
43,388	COGNEX CORP.	1,261,387	1,962,005
31,774	EMCORE CORP.(b)	111,342	114,386
153,539	ENTROPIC COMMUNICATIONS, INC.(b)	903,080	655,612
6,239	EVOLVING SYSTEMS, INC.	32,665	41,365
40,189	EXAR CORP.(b)	273,828	432,835
38,305	FARO TECHNOLOGIES, INC.(b)	1,244,236	1,295,475
36,111	FRANKLIN WIRELESS CORP.(b)	92,351	61,389
17,233	FREQUENCY ELECTRONICS, INC.	139,415	183,531
34,921	GLOBAL CASH ACCESS HOLDINGS, INC.(b)	269,875	218,605
47,972	HACKETT GROUP (THE), INC.	192,541	248,975
78,940	HARMONIC, INC.(b)	434,929	501,269
6,983	INPHI CORP.(b)	62,811	76,813
12,596	INTEST CORP.	40,621	47,361
32,872	INVENSENSE, INC.(b)	437,556	505,571
57,805	IPG PHOTONICS CORP.	2,976,772	3,510,498
24,048	ITERIS, INC.(b)	43,015	43,046
10,249	KEYNOTE SYSTEMS, INC.	131,164	202,520
30,766	KVH INDUSTRIES, INC.(b)	338,916	409,495
47,121	LIONBRIDGE TECHNOLOGIES, INC.(b)	162,682	136,651
52,971	LIQUIDITY SERVICES, INC.(b)	2,137,952	1,836,505
19,635	LTX-CREDENCE CORP.(b)	126,595	117,614
86,472	MAGNACHIP SEMICONDUCTOR CORP.(b)(c)	1,274,665	1,579,843
8,502	METHODE ELECTRONICS, INC.	91,863	144,619
26,969	MKS INSTRUMENTS, INC.	704,092	715,757
28,795	NAPCO SECURITY TECHNOLOGIES, INC.(b)	46,467	137,640
37,000	NCR CORP.(b)	878,564	1,220,630
96,138	NETGEAR, INC.(b)	3,317,193	2,936,055
64,593	NEWPORT CORP.(b)	1,050,155	899,781
30,222	NOVA MEASURING INSTRUMENTS LTD.(b)(c)	245,714	273,509
71,537	OFFICIAL PAYMENTS HOLDINGS, INC.(b)	423,440	490,028
21,696	OPLINK COMMUNICATIONS, INC.(b)	367,456	376,860
33,093	OSI SYSTEMS, INC.(b)	1,918,068	2,131,851
12,298	PERCEPTRON, INC.	71,053	97,031
52,585	PLEXUS CORP.(b)	1,300,304	1,571,766
171,096	RIVERBED TECHNOLOGY, INC.(b)	2,690,756	2,662,254
25,632	SANMINA CORP.(b)	285,146	367,819
23,007	SELECTICA, INC.(b)	111,021	204,992
44,424	SILICON IMAGE, INC.(b)	217,190	259,880
89,138	SUPPORT.COM, INC.(b)	286,716	407,361
22,634	SYKES ENTERPRISES, INC.(b)	342,986	356,712
31,163	SYNNEX CORP.(b)	913,902	1,317,572
20,882	TELLABS, INC.	42,599	41,346
18,719	ULTRA CLEAN HOLDINGS(b)	109,319	113,250
60,087	UNISYS CORP.(b)	1,057,010	1,326,120
109,718	VALUECLICK, INC.(b)	2,203,327	2,707,840
22,000	VERINT SYSTEMS, INC.(b)	777,362	780,340
86,110	WESTELL TECHNOLOGIES, INC., CLASS A(b)	175,699	205,803
14,000	WEX, INC.(b)	375,768	1,073,800

See accompanying notes to the financial statements.	47	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
22,524	WHERE FOOD COMES FROM, INC.(b)	$20,722	30,858
140,270	ZIX CORP.(b)	397,473	593,342
		37,436,976	42,644,293	13.29%
Materials:
111,066	A.M. CASTLE & CO.(b)	1,899,413	1,750,400
15,000	ASHLAND, INC.	551,175	1,252,500
4,400	CHASE CORP.	67,610	98,384
128,591	CHEMTURA CORP.(b)	2,148,677	2,610,397
22,937	CORE MOLDING TECHNOLOGIES, INC.(b)	203,503	204,598
11,500	DELTIC TIMBER CORP.	546,288	664,930
18,822	FLOTEK INDUSTRIES, INC.(b)	251,242	337,667
52,774	HANDY & HARMAN LTD.(b)	476,633	943,599
80,306	INNOSPEC, INC.	2,303,255	3,226,695
57,919	KOPPERS HOLDINGS, INC.	1,718,428	2,211,347
13,584	LANDEC CORP.(b)	92,156	179,445
96,774	MYERS INDUSTRIES, INC.	1,420,387	1,452,578
21,600	NEENAH PAPER, INC.	634,086	686,232
9,466	SYNALLOY CORP.	114,118	147,007
46,714	US ANTIMONY CORP.(b)	73,536	51,853
33,470	WAUSAU PAPER CORP.	309,409	381,558
10,000	WR GRACE & CO.(b)	240,177	840,400
		13,050,093	17,039,590	5.31%
Utilities:
37,162	ALLETE, INC.	1,330,072	1,852,526
9,626	CONNECTICUT WATER SERVICE, INC.	273,049	276,266
20,796	MIDDLESEX WATER CO.	385,266	414,256
35,000	PNM RESOURCES, INC.	733,499	776,650
73,047	PORTLAND GENERAL ELECTRIC CO.	1,651,457	2,234,508
39,000	QUESTAR CORP.	663,326	930,150
22,826	SJW CORP.	590,146	598,041
27,024	SOUTHWEST GAS CORP.	829,073	1,264,453
35,864	UIL HOLDINGS CORP.	1,148,915	1,371,798
18,155	UNITIL CORP.	434,938	524,317
21,500	VECTREN CORP.	792,713	727,345
5,406	YORK WATER CO.	99,892	102,876
		8,932,346	11,073,186	3.45%
	Sub-total Common Stocks:	245,859,696	314,309,193	97.96%
Escrow:
Energy:
38,070	CVR ENERGY, INC.(b)	-	-
	Sub-total Escrow:	-	-	0.00%
Short-Term Investments:
6,692,940	NORTHERN INSTITUTIONAL FUNDS -
	U.S. GOVERNMENT SELECT PORTFOLIO, 0.01%(d)	6,692,940	6,692,940
	Sub-total Short-Term Investments:	6,692,940	6,692,940	2.09%
	Grand total(e)	$252,552,636	321,002,133	100.05%

See accompanying notes to the financial statements.	48	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund (unaudited)
June 30, 2013

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Currently non-income producing assets.
(c)

Foreign security values are stated in U.S. dollars. As of June 30, 2013, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 3.01% of net assets.

(d)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds.

At December 31, 2012, the value of the Clearwater Small Companies Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was approximately $22,370,992 with net sales of approximately $15,678,052 during the six months ended June 30, 2013.

(e)

At June 30, 2013, the cost for Federal income tax purposes was $252,725,399. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$73,503,675
Gross unrealized depreciation	(5,226,941)
Net unrealized appreciation	$68,276,734

See accompanying notes to the financial statements.	49	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Small Companies Fund (unaudited)
June 30, 2013

See accompanying notes to the financial statements.	50	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Closed-End funds:
5,200	ALLIANCE NATIONAL (AFB)			$73,850	69,992
10,100	AMERICAN MUNI INCOME PT			153,166	147,056
225,100	BLACKROCK LNG-TM MUN ADV			2,332,461	2,543,630
52,100	BLACKROCK MUN INC TRUST			791,528	763,786
7,471	BLACKROCK MUNI BOND TRUST			62,993	111,467
148,800	BLACKROCK MUNIHOLDINGS INVESTMENT QUALITY FUND			1,705,296	2,112,960
59,600	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			787,170	823,076
60,700	BLACKROCK MUNIYIELD INVES			759,694	881,364
21,837	BLACKROCK MUNIYIELD INVESTMENT QUALITY FUND			275,931	290,214
81,800	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND II INC			981,525	1,040,496
76,179	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			1,014,103	1,049,747
54,700	BLACKROCK MUNIYIELD PENNS			774,527	775,099
61,500	BLACKROCK MUNIYIELD QUAL			818,809	796,425
73,500	BLACKROCK MUNIYIELD QUALITY FUND III INC			963,910	1,026,060
33,000	DREYFUS STRAT MUN COM USD			301,450	283,800
20,800	DREYFUS STRATEGIC MUNI BD			180,179	169,520
209,000	DWS MUNICIPAL INCOME TRUS			2,278,136	2,696,100
66,800	EATON VANCE CALI MUN BOND			744,489	762,188
110,150	INVESCO ADV MUN INC TR II			1,261,284	1,298,668
108,205	INVESCO MUNICIPAL OPP TR			1,345,903	1,406,665
94,239	INVESCO PENN VAL MUNI			1,240,054	1,275,054
100,142	INVESCO QUALITY MUNI INC			1,173,329	1,213,721
94,277	INVESCO TRUST INV GRD MUN			1,342,033	1,284,995
65,548	MANAGED DURATION INVESTME			849,274	884,898
40,000	MFC NUVEEN INSD MUN			602,072	560,000
31,103	NUVEEN CAL INV QUAL MUNI			373,215	443,840
42,560	NUVEEN DIVIDEND ADV MUNI			523,323	563,920
13,500	NUVEEN DIVIDEND ADVANTAGE			181,771	180,225
41,700	NUVEEN DVD ADVANTAGE MUNI			475,800	573,792
15,963	NUVEEN MI QUALITY INCOME			214,604	219,012
44,600	NUVEEN MUNI ADVANTAGE FUN			522,316	598,532
6,453	NUVEEN NJ INV QUAL MUNI F			87,518	88,406
10,100	NUVEEN PA DVD ADV MUNI FD			127,549	131,502
48,500	NUVEEN PENN INV QUAL MUNI			673,352	676,090
27,100	NUVEEN PREMIER MUNI INC F			367,653	360,159
238,709	NUVEEN PREMIUM INC MUNI F			3,273,534	3,232,120
22,000	WESTERN ASSET MANAGED MUN			240,488	293,260
38,366	WESTERN ASSET MUNICIPAL P			486,666	572,037
	Sub-total Closed-End Funds			30,360,955	32,199,876	6.77%
Municipal Bonds:
500,000	ABAG CA FIN AUTH FOR NONPROFIT CORPS	1/1/2033	5.00	538,047	509,830
750,000	ABAG CA FIN AUTH FOR NONPROFIT CORPS	11/15/2035	5.00	796,773	735,112
650,000	ABAG CA FIN AUTH FOR NONPROFIT CORPS COPS	11/1/2029	6.20	634,620	651,482
2,350,000	ACALANES CA UNION HIGH SCH DIST(b)	8/1/2039	2.02	1,107,538	1,374,421
1,500,000	AGUA CALIENTE CA BAND OF CAHUILLA INDIANS REVENUE(c)	7/1/2018	6.00	1,477,712	1,430,355
1,005,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	10/1/2028	5.25	1,005,000	1,065,581
500,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	4/1/2038	4.50	377,708	501,460
1,250,000	ALACHUA CNTY FL HLTH FACS AUTH	11/15/2016	7.12	1,250,000	1,267,875
1,000,000	ALACHUA CNTY FL HLTH FACS AUTH CCRC	10/1/2032	8.00	1,181,407	1,158,920
2,000,000	ALASKA ST HSG FIN CORP	12/1/2034	5.25	2,002,542	2,085,660
750,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2037	4.13	735,812	710,685
500,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2040	4.63	495,223	502,885
350,000	ALASKA ST INDL DEV & EXPORT AUTH CMNTY PROVIDER REVENUE(d)(e)	12/1/2010	5.40	350,000	237,380

See accompanying notes to the financial statements.	51	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
240,000	ALBANY NY INDL DEV AGY(e)	5/1/2016	6.50	$240,000	35,940
925,000	ALLEGHENY CNTY PA INDL DEV AUTH CHRT SCH REVENUE	8/15/2026	5.90	925,000	941,058
725,000	ALLEN ACADEMY MI	6/1/2017	5.25	725,000	733,156
1,000,000	ALVORD CA UNIF SCH DIST(b)	8/1/2046	1.89	357,921	552,280
924,670	ARIZONA ST HLTH FACS AUTH	7/1/2027	5.25	899,062	955,517
2,000,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2028	7.00	1,952,036	2,063,020
500,000	ATHENS-CLARKE CNTY GA UNIF GOVT DEV AUTH REVENUE	6/15/2039	5.00	525,612	514,625
500,000	ATLANTA GA ARPT REVENUE	1/1/2030	6.00	517,761	571,970
1,500,000	ATLANTA GA WTR & WSTWTR REVENUE	11/1/2039	5.00	1,498,548	1,503,690
1,500,000	BAY CNTY FL EDUCTNL FACS REVENUE	9/1/2030	5.25	1,381,949	1,410,915
1,000,000	BELLFLOWER CA UNIF SCH DIST	8/1/2042	4.25	1,000,000	918,610
1,195,000	BELLWOOD IL	12/1/2027	5.88	1,184,116	1,086,159
1,000,000	BEXAR CNTY TX HLTH FACS DEV CORP	7/1/2030	5.88	985,288	1,076,880
235,000	BEXAR CNTY TX HSG FIN CORP	12/1/2021	6.50	235,998	238,015
805,000	BEXAR CNTY TX HSG FIN CORP(e)	4/1/2030	9.00	802,520	158,786
600,000	BEXAR CNTY TX HSG FIN CORP	8/1/2030	6.10	521,878	605,850
365,000	BEXAR CNTY TX HSG FIN CORP	8/1/2030	8.13	353,162	303,487
1,005,000	BEXAR CNTY TX HSG FIN CORP(e)	6/1/2031	10.50	1,005,000	401,889
885,000	BEXAR CNTY TX HSG FIN CORP	12/1/2036	9.25	864,206	898,408
2,000,000	BEXAR CNTY TX REVENUE	8/15/2039	5.00	2,165,025	2,080,180
4,000,000	BOLINGBROOK IL(b)	1/1/2036	3.29	1,000,909	991,480
500,000	BOONE CNTY MO HOSP REVENUE	8/1/2028	5.75	511,010	546,185
700,000	BOSTON MA REVENUE	10/1/2031	6.13	700,122	707,560
750,000	BOWLING GREEN OH STUDENT HSG REVENUE	6/1/2031	5.75	720,160	791,078
500,000	BOYNTON BEACH FLA REV	6/1/2022	5.75	500,000	490,755
500,000	BOYNTON BEACH FLA REV	6/1/2027	6.25	500,000	486,400
500,000	BRAZOS CNTY TX HLTH FACS DEV CORP	1/1/2033	5.50	503,463	519,020
81,000	BRIDGEVILLE DE SPL OBLIG	7/1/2035	5.13	81,000	63,621
395,000	BUTLER CNTY PA GEN AUTH REVENUE	10/1/2034	0.97	395,000	319,354
124,028	CALIFORNIA ST CMNTY HSG FIN AGY LEASE REVENUE(e)	8/1/2012	4.65	124,028	1,228
351,528	CALIFORNIA ST CMNTY HSG FIN AGY LEASE REVENUE(d)(e)	11/1/2012	4.85	347,374	3,515
500,000	CALIFORNIA ST HLTH FACS FING AUTH REVENUE	8/15/2033	5.50	508,801	530,210
1,000,000	CALIFORNIA ST HSG FIN AGY REVENUE	8/1/2033	5.45	929,211	966,780
480,000	CALIFORNIA ST HSG FIN AGY REVENUE	8/1/2038	5.50	481,947	486,230
1,000,000	CALIFORNIA ST INFRASTRUCTURE & ECON DEV BANK REVENUE	2/1/2030	6.00	1,004,928	1,057,200
500,000	CALIFORNIA ST INFRASTRUCTURE & ECON DEV BANK ST SCH FUND APP	8/15/2029	5.75	504,067	527,835
500,000	CALIFORNIA ST MUNI FIN AUTH REVENUE	5/1/2025	6.88	498,982	565,115
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE(b)	8/1/2029	1.64	1,090,141	1,361,790
750,000	CALIFORNIA ST STWD CMNTYS DEV AUTH MFH REVENUE	7/15/2032	4.70	750,000	773,280
780,000	CALIFORNIA ST STWD CMNTYS DEV AUTH REVENUE	1/1/2016	5.25	777,719	785,086

See accompanying notes to the financial statements.	52	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,300,000	CALIFORNIA ST STWD CMNTYS DEV AUTH REVENUE	1/1/2021	6.00	$1,300,000	1,339,780
900,000	CALIFORNIA ST STWD CMNTYS DEV AUTH REVENUE	11/1/2021	6.50	900,000	980,838
1,400,000	CALIFORNIA ST STWD CMNTYS DEVAUTH STUDENT HSG REVENUE	1/15/2036	5.60	1,400,000	1,236,886
500,000	CALIFORNIA STWD CMNTYS DEV AUTH REVENUE	11/1/2023	5.13	500,000	468,805
255,000	CAPITAL TRUST AGY FL MF REVENUE(e)	6/1/2013	4.75	255,000	112,200
750,000	CAPITAL TRUST AGY FL MF REVENUE(e)	6/1/2038	5.88	762,053	427,298
1,000,000	CARLSBAD CA UNIF SCH DIST(b)	8/1/2031	2.26	577,802	720,020
957,332	CARLSBAD NM INDL DEV REVENUE	4/15/2021	5.75	976,997	977,120
1,000,000	CARMEL IN REVENUE	11/15/2022	6.00	982,355	1,024,040
1,000,000	CARMEL IN REVENUE	11/15/2027	7.00	1,025,737	1,070,850
500,000	CEDAR FALLS IA CMNTY SCH DIST SCH INFRASTRUCTURE SALES SVCS	6/1/2027	5.38	498,771	532,990
1,000,000	CENTER CA UNIF SCH DIST(b)	8/1/2031	3.24	347,598	370,770
1,000,000	CENTRL BRADFORD PROGRESS AUTH PA	12/1/2031	5.50	1,033,936	1,074,520
595,000	CHANDLER PARK ACADEMY MI PUBLIC SCH ACADEMY REVENUE	11/1/2022	5.00	462,597	573,872
275,000	CHESTERFIELD CNTY VA INDL DEV AUTH MF REVENUE	7/1/2019	5.20	261,124	275,558
500,000	CHICAGO IL	1/1/2035	5.25	513,245	513,410
5,000	CHICAGO IL MET HSG DEV CORP	7/1/2022	6.85	5,000	5,013
400,000	CITIZEN POTAWATOMI NATION OK SENIOR OBLG TAX REVENUE	9/1/2016	6.50	400,000	388,848
250,000	CLARK CNTY NV ECON DEV REVENUE	5/15/2033	5.38	250,000	250,692
355,000	CLEARWATER FL HSG AUTH	5/1/2024	5.35	271,042	335,958
645,000	CLIFTON TX HGR EDU FIN CORP EDU REVENUE	2/15/2018	7.75	638,819	685,306
500,000	COASTAL CAROLINA UNIV SC HGR EDU REVENUE	6/1/2040	3.50	496,267	415,955
190,000	COLLIER CNTY FL HSG FIN AUTH MF HSG REVENUE	8/15/2015	5.25	189,754	190,553
750,000	COLLIER CNTY FL INDL DEV AUTH	10/1/2039	6.25	735,761	820,702
1,000,000	COLONIAL COUNTRY CLUB FL CDD CAPITAL IMPT REVENUE	5/1/2033	4.10	995,925	893,540
1,500,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH INDEP SCH REVENUE	5/1/2030	6.00	1,461,143	1,543,020
835,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	11/15/2028	6.75	835,000	914,659
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	6/1/2033	5.50	976,293	1,062,290
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	993,814	1,002,580
430,000	COLORADO ST HSG & FIN AUTH	10/1/2029	5.40	430,000	460,930
680,000	COLORADO ST HSG & FIN AUTH	11/1/2029	5.50	680,000	704,500
625,000	COLORADO ST HSG FIN AUTH SF MTGE REVENUE	11/1/2034	5.00	625,034	635,162
1,000,000	COLTON CA JT UNIF SCH DIST(b)	8/1/2035	1.86	575,639	652,220
1,000,000	CONNECTICUT ST HSG FIN AUTH	11/15/2035	4.75	1,000,000	1,029,900

See accompanying notes to the financial statements.	53	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
955,000	CONNECTICUT ST HSG FIN AUTH	11/15/2041	4.63	$950,343	968,742
370,000	CONNECTICUT ST HSG FIN AUTH	11/15/2041	5.00	370,000	387,235
1,500,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2035	3.75	1,500,000	1,378,065
5,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2042	4.15	5,000,000	4,844,250
1,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2042	3.40	996,043	840,400
5,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2047	3.65	5,000,000	4,288,400
500,000	COOK CNTY IL SCH DIST #83	6/1/2031	5.38	490,132	533,810
1,105,000	CORONA-NORCO CA UNIF SCH DIST(b)	8/1/2039	1.35	705,395	1,006,544
637,000	CORTLAND IL SPL TAX REVENUE(e)	3/1/2017	5.50	633,881	223,281
680,000	CROW FIN AUTH MT TRIBAL PURPOSE REVENUE	10/1/2017	5.65	663,019	682,026
750,000	CULLMAN CNTY AL HLTH CARE AUTH	2/1/2023	6.25	736,712	791,835
500,000	CUYAHOGA CNTY OH HSG MTGE REVENUE	3/20/2042	5.70	512,446	534,520
2,000,000	DAMON RUN IN CONSERVANCY DIST	7/1/2025	6.10	2,035,028	2,122,000
1,000,000	DAMON RUN IN CONSERVANCY DIST	1/1/2027	6.38	1,013,608	1,065,270
500,000	DAVIESS CNTY IN HOSP ASSN LEASE RENTAL REVENUE	1/15/2029	5.25	489,567	523,760
1,000,000	DEKALB/KANE/LA SALLE CNTYS IL CMNTY CLG DIST #523(b)	2/1/2029	3.83	400,656	441,500
395,000	DELAWARE ST HSG AUTH REVENUE	7/1/2031	5.20	395,000	416,855
84,147	DENHAM SPRINGS-LIVINGSTON LA HSG & MTGE FIN AUTH	11/1/2040	5.00	86,872	84,406
1,000,000	D’IBERVILLE MS TAX INCR LTD OBLG	4/1/2033	4.75	1,039,881	935,100
500,000	DINUBA CA FING AUTH LEASE REVENUE	9/1/2038	5.38	494,876	478,375
500,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	7/1/2033	5.45	500,000	548,545
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2040	4.90	1,000,000	1,017,230
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	1,035,410
1,000,000	DOUBLE BRANCH FL CDD SPL ASSMNT	5/1/2031	4.13	986,898	902,940
3,000,000	DUBLIN CA UNIF SCH DIST(b)	8/1/2034	3.18	798,101	881,220
550,000	E CHICAGO IN REDEV COMMISSION LAKE FRONT REDEV AREA TAX	7/15/2014	5.00	550,000	552,756
565,000	E CHICAGO IN REDEV COMMISSION LAKE FRONT REDEV AREA TAX	1/15/2015	5.25	565,000	567,526
885,000	EAST POINT GA	2/1/2026	8.00	885,000	886,097
2,045,000	EDEN TWP CA HOSP DIST COPS	6/1/2030	6.00	2,023,472	2,131,790
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	742,013	807,780
1,000,000	ENCINITAS CA UNION SCH DIST(b)	8/1/2035	2.16	521,313	719,450
1,155,000	ENTERPRISE CA ELEM SCH DIST(b)	8/1/2035	1.94	643,454	786,174

See accompanying notes to the financial statements.	54	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	ERIE CNTY PA HOSP AUTH	7/1/2027	7.00	$1,000,000	1,051,860
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	530,355
500,000	FAIRFIELD CNTY OH HOSP REVENUE	6/15/2033	5.13	511,935	505,630
238,000	FARMS NEW KENT VA CMNTY DEV AUTH SPL ASSMNT	3/1/2036	5.13	238,000	134,772
1,000,000	FESTIVAL RANCH AZ CMNTY FACS DIST	7/15/2024	6.25	1,012,479	1,051,340
315,000	FIDDLERS CREEK FL CDD #2 SPL ASSMNT REVENUE(e)	5/1/2013	5.75	314,118	165,573
1,000,000	FISHHAWK FL CDD II SPL ASSMNT REVENUE	5/1/2029	4.13	982,266	892,850
775,000	FLAGSTAFF AZ INDL DEV AUTH	7/1/2022	5.50	722,785	760,988
1,000,000	FLORIDA ST GOVTL UTILITY AUTH UTILITY REVENUE	10/1/2037	5.00	1,048,226	1,017,730
415,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2026	5.00	416,233	438,572
375,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2033	5.45	375,000	393,518
1,415,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2034	5.30	1,423,588	1,479,694
235,000	FOREST CREEK FL CDD CAPITAL IMPT REVENUE	11/1/2013	7.00	242,075	233,693
1,250,000	FORT SILL APACHE TRIBE OK ECONDEV AUTH GAMING ENTERPRISE REV(c)	8/25/2026	8.50	1,250,000	1,369,738
1,145,000	FULTON CNTY GA DEV AUTH	11/1/2028	5.25	990,423	1,038,423
1,000,000	FYI PROPERTIES WA LEASE REVENUE	6/1/2034	5.50	981,637	1,071,860
500,000	GAINESVILLE & HALL CNTY GA DEV AUTH RETMNT CMNTY REVENUE	11/15/2029	6.38	512,426	541,955
400,000	GEISINGER PA AUTH	5/1/2037	0.95	400,000	343,948
500,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	2/15/2031	5.13	495,704	535,975
3,000,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	3/15/2031	5.13	3,000,000	3,209,220
500,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	2/15/2036	5.25	491,869	534,285
3,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	3.80	3,500,000	3,085,075
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	4.00	2,000,000	1,866,720
2,000,000	GLENDALE CA UNIF SCH DIST(b)	9/1/2028	3.82	779,442	885,580
750,000	GTR WENATCHEE WA REGL EVENTS CENTER PUBLIC FACS DIST REVENUE	9/1/2032	5.25	738,834	731,362
165,000	HAMDEN CT FAC REVENUE	1/1/2014	6.13	164,620	165,119
1,250,000	HAMILTON CNTY OH HLTH CARE REVENUE	1/1/2031	6.13	1,217,288	1,263,875
1,000,000	HAMMOND IN LOCAL PUBLIC IMPT BOND BANK SPL REVENUE	8/15/2025	6.50	1,011,759	1,022,060
1,000,000	HAMMOND IN LOCAL PUBLIC IMPT BOND BANK SPL REVENUE	8/15/2030	6.50	1,005,873	1,015,550
500,000	HAMMOND IN REDEV DIST REVENUE	1/15/2017	6.00	500,000	505,890
1,250,000	HARRIS CNTY TX CULTURAL EDU FACS FIN CORP REVENUE(c)	8/15/2021	6.75	1,250,000	1,355,200
1,500,000	HARTNELL CA CMNTY CLG DIST(b)	8/1/2034	2.36	707,883	1,019,610

See accompanying notes to the financial statements.	55	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
590,000	HAWAII ST DEPT OF BUDGET &FIN SPL PURPOSE SENIOR LIVING REV	11/15/2029	8.75	$582,333	680,087
500,000	HAWAII ST DEPT OF BUDGET &FIN SPL PURPOSE SENIOR LIVING REV	11/15/2037	5.25	507,352	507,745
3,500,000	HEALDSBURG CA UNIF SCH DIST(b)	8/1/2037	1.44	2,259,445	1,916,320
1,000,000	HELENDALE CA SCH DIST(b)	8/1/2034	1.82	599,967	762,640
500,000	HERITAGE ISLE AT VIERA FL CDD	5/1/2030	4.13	490,753	442,205
500,000	HIGHLANDS CNTY FL HLTH FACS AUTH	11/15/2032	5.13	501,000	522,905
137,000	HOUMA-TERREBONNE LA PUBLIC TRUST FING AUTH SF MTGE	12/1/2040	5.15	142,079	137,810
1,000,000	HOUSTON TX HOTEL OCCUPANCY TAX & SPL REVENUE	9/1/2030	5.00	1,004,808	1,005,210
1,000,000	HURON SD SCH DIST #2-2	6/15/2039	5.00	1,071,511	1,017,930
245,000	IDAHO ST HSG & FIN ASSN NONPROFIT FACS REVENUE	8/1/2017	6.25	245,000	243,243
750,000	IDAHO ST HSG & FIN ASSN NONPROFIT FACS REVENUE	7/1/2030	5.50	750,000	718,058
430,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	7/1/2026	5.65	438,004	452,700
150,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	1/1/2040	5.50	150,000	156,489
500,000	ILLINOIS ST	7/1/2033	5.50	498,790	515,525
900,000	ILLINOIS ST COPS	7/1/2017	5.80	900,000	901,179
250,000	ILLINOIS ST DEV FIN AUTH	5/15/2021	5.50	250,000	251,030
1,000,000	ILLINOIS ST FIN AUTH CHRT SCH REVENUE	10/1/2031	6.88	1,000,000	1,122,430
1,500,000	ILLINOIS ST FIN AUTH EDU REVENUE	9/1/2027	5.00	1,454,392	1,397,340
350,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2017	6.00	350,000	350,385
610,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2026	6.00	618,323	615,130
500,000	ILLINOIS ST FIN AUTH REVENUE	3/15/2027	5.00	513,344	521,175
1,000,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2027	5.50	1,031,828	1,010,430
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2029	5.25	504,277	518,015
1,045,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2030	5.50	1,070,749	1,034,738
1,500,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2036	5.25	1,475,224	1,547,580
500,000	ILLINOIS ST FIN AUTH REVENUE	3/1/2038	6.00	485,577	538,195
750,000	ILLINOIS ST FIN AUTH SPORTS FAC REVENUE(c)(e)(f)	10/1/2027	6.13	730,795	44,618
500,000	ILLINOIS ST FIN AUTH SPORTS FAC REVENUE(c)(e)(f)	10/1/2037	6.25	484,210	29,745
1,000,000	ILLINOIS ST FIN AUTH STUDENT HSG REVENUE	10/1/2024	6.00	989,902	1,085,910
750,000	ILLINOIS ST HLTH FACS AUTH	8/15/2028	5.38	738,571	750,675
2,100,000	ILLINOIS ST HLTH FACS AUTH REVENUE	8/15/2033	5.10	2,101,473	2,101,218
500,000	ILLINOIS ST HSG DEV AUTH	7/1/2047	4.50	466,248	460,185
1,000,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2032	5.00	1,000,000	1,000,270
1,000,000	IMPERIAL CA CMNTY CLG DIST (b)	8/1/2040	0.84	885,406	964,010
250,000	INDEPENDENCE MO THIRTY-NINTH STREET TRANSPRTN DIST REVENUE	9/1/2032	6.88	250,000	250,665
500,000	INDIANA ST BOND BANK REVENUE	2/1/2029	5.50	491,252	553,870
750,000	INDIANA ST FIN AUTH HOSP REVENUE	5/1/2031	5.75	770,473	814,065
1,000,000	INDIANA ST FIN AUTH REVENUE	3/1/2030	5.00	1,063,153	1,018,250
3,000,000	INDIANA ST FIN AUTH REVENUE	9/15/2030	6.50	3,076,373	3,145,140
500,000	INDIANA ST FIN AUTH REVENUE	2/1/2031	4.00	492,503	463,475
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2031	5.50	492,586	516,225
1,000,000	INDIANA ST FIN AUTH REVENUE	2/1/2037	4.00	960,057	864,390

See accompanying notes to the financial statements.	56	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	INDIANA ST FIN AUTH REVENUE	3/1/2041	5.00	$1,072,598	998,440
1,000,000	INDIANA ST HLTH & EDUCTNL FAC FING AUTH HOSP REVENUE	2/15/2030	5.25	756,972	1,007,990
6,413,554	INTERMEDIATE SCH DIST #287 MN LEASE REVENUE	11/1/2032	5.30	6,188,695	6,551,767
1,150,000	IOWA ST FIN AUTH MIDWSTRN DISASTER AREA REVENUE	12/1/2022	5.50	1,171,701	1,157,981
141,439	IOWA ST FIN AUTH SENIOR HSG REVENUE(e)	12/1/2014	5.00	141,157	4,762
390,000	IOWA ST STUDENT LOAN LIQUIDITY CORP	12/1/2027	5.50	382,020	382,754
2,000,000	JEFFERSON CA UNION HIGH SCH DIST SAN MATEO CNTY(b)	8/1/2031	4.10	512,013	491,300
439,000	JEFFERSON CNTY KY MTGE REVENUE	11/15/2013	6.13	439,000	440,383
640,000	JEFFERSON PARISH LA FIN AUTH	6/1/2038	5.00	666,991	668,806
155,000	JEFFERSON PARISH LA FIN AUTH	12/1/2048	5.70	162,468	163,778
750,000	JOHNSON CITY TN HLTH & EDUCTNL FACS BRD REVENUE	2/15/2034	5.00	776,066	709,335
1,140,000	KALISPEL TRIBE OF INDIANS PRIORITY DIST WA REVENUE	1/1/2016	6.20	1,111,448	1,115,034
1,250,000	KANSAS CITY MO INDL DEV AUTH	9/1/2023	5.45	1,250,000	1,284,975
1,000,000	KANSAS CITY MO INDL DEV AUTH	11/20/2039	5.10	1,000,000	1,042,000
500,000	KENTUCKY ST ECON DEV FIN AUTH MF HSG REVENUE	11/20/2035	5.38	500,000	528,755
1,000,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2028	3.75	983,090	977,510
445,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2039	5.15	445,000	465,817
1,940,000	KERRVILLE TX HLTH FACS DEV CORP HOSP REVENUE	8/15/2035	5.45	1,914,641	1,942,949
750,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	750,000	804,038
500,000	KIRKWOOD MO INDL DEV AUTH RETMNT CMNTY REVENUE	5/15/2021	8.00	500,000	542,900
900,000	KLICKITAT CNTY WA PUBLIC HOSP DIST #2 HOSP REVENUE	12/1/2020	6.00	846,028	912,483
2,500,000	KOYUKUK AK REVENUE	10/1/2023	7.00	2,433,034	2,707,000
1,390,000	KREMMLING CO MEMORIAL HOSP DIST COPS	12/1/2022	6.00	1,377,695	1,461,390
681,000	LAFAYETTE LA PUBLIC TRUST FING AUTH SF MTGE	1/1/2041	5.35	695,582	711,121
2,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2030	7.40	1,980,967	2,305,240
2,000,000	LAS VEGAS NV REDEV AGY TAX INCR REVENUE	6/15/2023	7.50	1,982,508	2,235,400
1,000,000	LEE CNTY FL INDL DEV AUTH	11/15/2029	5.00	837,321	1,010,650
750,000	LEE CNTY FL TOUR DEV TAX REVENUE	10/1/2038	4.00	750,000	684,195
250,000	LEHIGH CNTY PA GEN PURPOSE AUTH	8/15/2042	1.20	250,000	203,085
750,000	LEWISVILLE TX COMB CONTRACT REVENUE	9/1/2024	3.00	739,466	689,722
480,000	LEXINGTON OAKS FL CDD SPL ASSMNT REVENUE	5/1/2033	5.65	480,000	484,613
350,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2015	6.38	350,000	294,343

See accompanying notes to the financial statements.	57	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
550,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2030	5.50	$564,682	334,180
1,000,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2036	5.25	1,007,131	433,260
1,250,000	LOUDOUN CNTY VA INDL DEV AUTH RSDL CARE FAC REVENUE	8/1/2028	6.00	1,266,008	1,299,800
495,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2034	5.10	495,000	522,656
160,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	6/1/2038	5.85	166,787	169,405
795,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2038	5.70	818,518	843,368
235,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	6/1/2039	5.60	242,412	254,423
390,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	6/20/2028	8.00	390,000	253,426
750,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	5/1/2031	6.50	746,792	823,200
490,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	2/15/2036	0.88	490,000	432,621
1,000,000	LOUISIANA ST TRANSPRTN AUTH TOLL REVENUE(b)	12/1/2027	3.68	469,321	469,670
500,000	LUCAS CNTY OH HLTH CARE FACS REVENUE	8/15/2030	5.50	491,800	518,530
1,490,000	LUZERNE CNTY PA	11/1/2026	7.00	1,568,352	1,699,285
342,229	LYONS CO	11/30/2016	4.75	343,880	330,994
1,000,000	MACON CNTY IL SCH DIST #61	1/1/2037	5.25	1,029,261	1,055,160
250,000	MAGNOLIA CREEK FL CDD CAPITAL IMPT REVENUE(e)	5/1/2014	5.60	250,000	86,158
1,000,000	MAINE ST HLTH & HGR EDUCTNL FACS AUTH REVENUE	7/1/2032	7.50	1,050,726	1,208,530
1,000,000	MAINE ST HSG AUTH MTGE REVENUE	11/15/2036	3.60	1,000,000	860,210
1,000,000	MAINE ST HSG AUTH MTGE REVENUE	11/15/2037	4.50	1,000,000	999,950
1,000,000	MAINE ST TECH CLG SYS COPS	1/1/2017	5.80	1,000,000	1,004,240
1,000,000	MALTA IL TAX INCR REVENUE	12/30/2025	5.75	1,000,000	480,180
500,000	MANATEE CNTY FL SCH BRD COPS	7/1/2031	5.63	495,774	539,215
500,000	MANCHESTER NH HSG & REDEV AUTH REVENUE	1/1/2015	6.75	497,632	497,535
500,000	MANCHESTER NH HSG & REDEV AUTH REVENUE(b)	1/1/2020	3.58	350,525	321,940
452,000	MANHATTAN IL SPL SVC AREA SPL TAX(e)	3/1/2022	5.75	452,000	90,183
500,000	MANSFIELD OH	12/1/2024	6.00	520,178	559,325
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(b)	9/1/2041	2.95	78,329	42,259
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE	9/1/2041	5.63	377,845	282,313
925,000	MARTIN CNTY FL HLTH FACS AUTH	11/15/2032	5.50	948,623	959,502
750,000	MARTINEZ CA UNIF SCH DIST(b)	8/1/2035	0.72	630,256	780,315
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2030	5.13	500,000	534,785
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	515,085
500,000	MASHANTUCKET WSTRN PEQUOT TRIBE CT(c)(e)(f)	9/1/2036	5.50	509,035	242,505
1,000,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	7/1/2030	6.38	987,181	1,079,840

See accompanying notes to the financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
290,000	MASSACHUSETTS ST DEV FIN AGY SENIOR LIVING FAC REVENUE(e)	6/1/2014	6.25	$290,000	144,794
1,980,000	MASSACHUSETTS ST EDUCTNL FING AUTH	1/1/2028	5.25	1,982,859	2,088,088
685,000	MASSACHUSETTS ST HLTH & EDUCTNL FACS AUTH	7/1/2013	7.30	685,000	685,342
750,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2031	3.50	750,000	687,622
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2032	4.05	1,000,000	969,840
175,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.35	175,000	182,439
2,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2037	3.45	2,000,000	1,695,940
885,000	MASSACHUSETTS ST HSG FIN AGY	6/1/2040	5.05	885,000	920,772
500,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2042	3.50	499,382	412,370
3,500,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2043	4.00	3,500,000	3,095,120
750,000	MATAGORDA CNTY TX NAV DIST #1	6/1/2030	4.00	750,000	664,215
160,000	MEAD NE TAX INCR REVENUE(e)	7/1/2012	5.13	160,000	72,000
1,000,000	MEDFORD OR HOSP FACS AUTH REVENUE	10/1/2042	5.00	1,053,269	983,310
1,000,000	MESQUITE TX HLTH FAC DEV CORP	2/15/2025	5.50	998,221	1,008,690
1,070,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	12/20/2020	8.00	1,070,000	502,600
855,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	6/20/2036	10.00	855,000	401,611
1,830,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	12/20/2040	7.50	1,830,000	1,005,988
2,000,000	MET WASHINGTON DC ARPTS AUTH DULLES TOLL ROAD REVENUE(b)	10/1/2041	1.14	1,338,873	1,857,840
500,000	MIAMI-DADE CNTY FL HLTH FACS AUTH HOSP REVENUE	8/1/2030	6.00	486,437	554,680
1,000,000	MIAMI-DADE CNTY FL SPL OBLG	10/1/2035	5.00	1,108,480	1,034,390
1,000,000	MICHIGAN ST HOSP FIN AUTH	12/1/2023	6.13	990,492	1,168,440
2,500,000	MICHIGAN ST HOSP FIN AUTH	11/15/2025	5.25	2,296,818	2,411,625
1,500,000	MICHIGAN ST HOSP FIN AUTH	6/1/2034	6.13	1,554,444	1,614,585
625,000	MICHIGAN ST HSG DEV AUTH	10/1/2020	5.38	603,973	679,862
1,000,000	MICHIGAN ST HSG DEV AUTH	10/1/2034	5.63	1,000,000	1,056,690
1,000,000	MICHIGAN ST MUNI BOND AUTH	5/1/2023	5.75	1,022,281	1,134,100
695,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH(c)(f)	9/1/2016	6.00	692,837	486,340
750,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	6/1/2020	6.00	744,724	771,315
450,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	10/1/2023	6.25	450,000	429,322
500,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	11/1/2028	6.35	500,000	503,740
265,000	MICHIGAN ST TOBACCO SETTLEMENT FIN AUTH	6/1/2022	5.13	249,254	235,975
1,000,000	MIDDLEBURG HEIGHTS OH HOSP REVENUE	8/1/2047	5.00	1,075,486	990,590
495,000	MILLSBORO DE SPL OBLG	7/1/2036	5.45	495,000	354,722
281,838	MINNESOTA ST HGR EDU FACS AUTH REVENUE	10/1/2016	4.49	282,880	286,925
415,000	MINNESOTA ST HSG FIN AGY	7/1/2034	5.05	415,000	434,551
830,000	MINNESOTA ST HSG FIN AGY	1/1/2040	5.10	830,000	859,498

See accompanying notes to the financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
970,000	MINNESOTA ST OFFICE OF HGR EDU REVENUE	11/1/2029	5.00	$970,000	1,014,795
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG	10/1/2031	6.50	973,893	1,129,240
145,000	MISSISSIPPI ST HOME CORP SF MTGE REVENUE	6/1/2039	6.75	152,468	148,421
500,000	MISSOURI ST DEV FIN BRD	11/1/2025	5.50	492,934	522,415
980,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH	2/1/2022	5.13	995,205	1,017,916
1,000,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH EDUCTNL FACS REVENUE	3/1/2033	5.75	1,000,000	901,920
140,000	MISSOURI ST HSG DEV COMMISSION SF HSG REVENUE	9/1/2034	5.25	139,115	145,639
260,000	MISSOURI ST HSG DEV COMMISSION SF HSG REVENUE	9/1/2034	5.35	260,000	276,536
947,585	MOBERLY MO INDL DEV AUTH(e)	9/1/2024	6.00	963,425	66,312
1,500,000	MONTANA ST BRD OF HSG	12/1/2038	3.75	1,500,000	1,349,520
885,000	MONTANA ST BRD OF HSG	12/1/2039	5.50	885,101	929,250
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	521,505
2,000,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVE	7/1/2038	4.00	2,000,000	1,836,720
1,500,000	MONTGOMERY CNTY OH HLTH CARE FACS REVENUE	9/20/2032	6.55	1,459,989	1,505,730
650,000	MONTGOMERY CNTY PA INDL DEV AUTH	2/1/2014	5.38	649,537	651,372
800,000	MOUNT CARBON CO MET DIST REVENUE	6/1/2043	7.00	800,000	470,664
200,000	MOUNT CARBON CO MET DIST REVENUE(e)	6/1/2043	8.00	-	20,000
1,500,000	MOUNT VERNON IN SCH BLDG CORP	1/15/2037	5.00	1,531,310	1,481,565
500,000	MULTNOMAH CNTY OR HOSP FACS AUTH REVENUE	12/1/2029	5.00	538,893	512,830
1,500,000	N SUMTER CNTY UTILITY DEPENDENT DIST FL SOLID WASTE REVENUE	10/1/2032	5.00	1,527,701	1,474,395
500,000	N TX TOLLWAY AUTH DALLAS N TOLLWAY SYS REVENUE	1/1/2025	6.00	500,000	579,490
1,000,000	N TX TOLLWAY AUTH REVENUE(b)	1/1/2028	3.44	430,359	494,720
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2034	6.00	1,000,000	1,084,070
1,000,000	N TX TOLLWAY AUTH REVENUE(b)	1/1/2042	0.95	720,390	1,053,330
1,500,000	N W MI CMNTY SCHS	5/1/2029	4.00	1,485,006	1,490,685
500,000	NARCOOSSEE FL CDD SPL ASSMNT	5/1/2033	4.15	497,969	430,460
1,000,000	NATRONA CNTY WY HOSP REVENUE	9/15/2031	6.35	1,000,000	1,085,440
205,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2039	5.38	205,000	212,482
845,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2040	5.10	845,000	877,794
1,000,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	1/1/2034	6.00	970,088	1,064,530
500,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	8/1/2038	6.00	490,453	545,105
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2031	5.20	1,000,000	1,067,410
675,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2034	5.38	675,000	714,150
515,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2038	6.63	534,966	569,168

See accompanying notes to the financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
615,000	NEW JERSEY ST ECON DEV AUTH	12/1/2016	5.75	$615,000	615,375
500,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH	6/1/2024	5.38	497,741	539,215
980,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	4.50	980,000	1,007,175
330,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	6.45	347,982	357,558
590,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2034	5.00	590,000	614,804
745,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2035	5.00	745,000	774,383
1,490,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2037	5.00	1,479,557	1,536,473
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF CONDUIT REVENUE	1/1/2030	3.60	1,000,000	911,210
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF REVENUE	5/1/2041	4.95	970,522	1,006,420
370,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	4.80	370,000	387,064
730,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	5.00	730,000	768,588
740,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2034	5.00	740,000	781,336
680,000	NEW MEXICO ST MTGE FIN AUTH	3/1/2036	5.45	680,000	720,161
960,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	3.90	960,000	872,698
1,440,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	4.13	1,440,000	1,384,358
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(e)	5/1/2013	5.00	114,821	1
70,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE	5/1/2015	5.00	66,866	67,416
135,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(b)	5/1/2018	1.19	122,790	63,966
175,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(b)	5/1/2038	0.64	142,847	74,700
70,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE	5/1/2038	5.75	63,311	56,749
1,000,000	NEW YORK CITY NY HSG DEV CORPMF HSG REVENUE	11/1/2037	3.80	1,000,000	881,650
2,000,000	NEW YORK CITY NY MUNI WTR FINAUTH WTR & SWR SYS REVENUE	6/15/2038	5.00	2,255,583	2,119,120
2,500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2042	3.80	2,500,000	2,216,375
5,000,000	NEW YORK ST HSG FIN AGY REVENUE	5/1/2048	4.10	5,000,000	4,388,000
1,595,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2040	4.13	1,595,000	1,491,405
500,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2042	3.75	500,000	434,905
450,000	NOBLESVILLE IN REDEV AUTH ECON DEV REVENUE	2/1/2031	5.13	446,118	486,770
1,000,000	NORTH CAROLINA ST MED CARE COMMISSION HLTH CARE FACS REVENUE	10/1/2029	6.38	1,000,000	1,003,510
1,300,000	NORTH CAROLINA ST MED CARE COMMISSION HLTH CARE FACS REVENUE	10/1/2035	6.63	1,300,000	1,250,262
1,660,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2032	3.60	1,660,000	1,486,181
1,260,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2040	5.05	1,260,000	1,330,295
1,000,000	NTHRN IL UNIV	4/1/2026	5.50	1,013,424	1,084,310

See accompanying notes to the financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
650,000	NTHRN INYO CNTY CA LOCAL HOSP DIST	12/1/2029	5.00	$678,407	623,942
2,000,000	OAK PARK CA UNIF SCH DIST(b)	8/1/2038	1.86	1,041,404	1,382,140
1,250,000	OAKLAND CNTY MI ECON DEV CORP LTD OBLG REVENUE	12/1/2020	6.50	1,243,417	1,289,200
475,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2033	5.40	475,000	501,914
110,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2033	5.45	110,000	113,760
500,000	OKLAHOMA CNTY OK FIN AUTH REVENUE	4/1/2033	5.00	505,261	482,320
500,000	OKLAHOMA CNTY OK FIN AUTH REVENUE	4/1/2042	5.13	500,000	481,940
355,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	3/1/2032	5.15	355,000	371,852
535,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2038	6.50	556,008	543,630
1,000,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2038	4.00	1,000,000	919,760
2,280,000	PACHECO CA UNION SCH DIST COPS(b)	2/1/2037	2.96	547,699	599,936
1,000,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	11/15/2022	5.38	927,896	1,025,990
500,000	PALMA SOLA TRACE FL CDD CAPITAL IMPT REVENUE	5/1/2029	4.00	500,000	445,705
1,665,000	PATTERSON CA JT UNIF SCH DIST(b)	8/1/2027	3.77	671,881	817,731
1,000,000	PELL CITY AL SPL CARE FACS FING AUTH REVENUE	12/1/2039	5.00	1,063,482	1,013,000
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE	7/1/2039	0.92	500,000	373,695
1,000,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE	5/1/2042	5.38	1,007,313	961,010
500,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2025	5.00	501,500	521,035
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2029	4.63	921,757	1,018,920
625,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2034	4.88	626,728	625,944
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2037	3.65	1,007,098	872,560
500,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2038	4.00	500,000	449,220
940,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.70	940,000	814,576
1,935,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2035	0.90	1,537,075	1,730,645
1,500,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2038	1.02	1,103,342	1,376,460
5,000,000	PEORIA IL PUBLIC BLDG COMMISSION SCH DIST FACS REVENUE(b)	12/1/2026	3.73	2,180,414	2,478,600
500,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE	7/1/2022	5.00	500,000	480,365
3,000,000	PHOENIX AZ INDL DEV AUTH LEASE REVENUE	6/1/2034	5.25	3,056,026	3,088,170
480,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	6/1/2016	6.00	482,387	482,525
825,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	12/1/2017	5.35	754,195	820,157
330,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	12/1/2018	6.38	330,000	341,494
1,970,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2021	6.70	1,970,000	1,976,343

See accompanying notes to the financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
865,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	6/1/2022	5.00	$806,450	840,114
485,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2031	6.75	359,433	485,078
2,625,000	PITTSBURG CALIF UNI SCH DIST FING AUTH REV(b)	9/1/2031	3.78	815,613	870,319
1,000,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2020	7.00	986,571	1,106,560
1,500,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2046	8.25	1,563,151	1,701,450
500,000	PUBLIC FIN AUTH WI EDUCTNL FAC REVENUE	9/1/2022	5.25	500,000	479,915
900,000	PUBLIC FIN AUTH WI REVENUE	4/1/2022	5.00	900,000	886,770
600,000	PUBLIC FIN AUTH WI REVENUE	4/1/2032	5.50	600,000	571,620
221,000	PUBLIC FIN AUTH WI REVENUE(b)	10/1/2042	(0.46)	250,561	87,680
221,000	PUBLIC FIN AUTH WI REVENUE(b)	10/1/2042	(0.46)	250,560	2
515,000	PUBLIC FIN AUTH WI REVENUE	10/1/2042	7.00	580,902	468,815
1,000,000	PUERTO RICO CMWLTH	7/1/2028	6.00	990,181	1,003,140
1,500,000	PUERTO RICO CMWLTH	7/1/2035	5.00	1,500,000	1,394,100
1,500,000	PUERTO RICO CMWLTH	7/1/2040	6.50	1,523,168	1,537,560
500,000	PUERTO RICO ELEC PWR AUTH PWR REVENUE	7/1/2025	0.95	500,000	408,105
1,000,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE(b)	8/1/2033	1.88	607,095	737,570
500,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE	8/1/2057	1.11	500,000	357,140
750,000	QUAIL CREEK AZ CMNTY FACS DIST	7/15/2016	5.15	750,000	773,842
1,260,000	QUECHAN INDIAN TRIBE AZ FORT YUMA INDIAN RESERVATION	5/1/2025	9.75	1,260,000	1,301,177
500,000	RED RIVER TX HLTH FACS DEV CORP FIRST MTGE REVENUE	1/1/2032	5.50	514,656	486,980
1,000,000	REDONDO BEACH CA UNIF SCH DIST(b)	8/1/2034	1.38	699,484	929,680
750,000	REEF-SUNSET CA UNIF SCH DIST(b)	8/1/2038	1.30	503,530	455,482
750,000	RENO NV SPARKS INDIAN COLONY	6/1/2021	5.00	765,004	780,495
500,000	RHODE ISLAND ST HLTH & EDUCTNL BLDG CORP	5/15/2030	6.25	493,806	549,885
1,000,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2028	4.00	994,304	961,210
750,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2037	3.90	750,000	667,448
500,000	RICHMOND CA JT PWRS FING AUTH	7/1/2024	6.25	500,000	561,405
325,000	RICHMOND IN HOSP AUTH REVENUE	1/1/2029	6.50	315,707	357,896
3,000,000	ROBLA CA SCH DIST(b)	8/1/2036	3.22	766,534	812,070
500,000	S BAYSIDE CA WST MGMT AUTH SOL WST ENTERPRISE REVENUE	9/1/2029	6.25	513,088	549,505
1,000,000	S COAST IN CONSERVANCY DIST	1/1/2028	5.25	994,920	928,930
595,000	S WSTRN IL DEV AUTH	10/1/2022	7.00	595,000	611,077
190,000	S WSTRN IL DEV AUTH	11/1/2026	5.63	188,886	152,538
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE	6/1/2039	0.73	350,000	306,537
845,000	SADDLEBACK VLY CA UNIF SCH DIST PUBLIC FING AUTH	9/1/2017	5.65	845,000	848,490
1,000,000	SAGINAW MI HOSP FIN AUTH	7/1/2030	5.00	924,429	1,011,780
147,000	SAINT BERNARD PARISH LA HOME MTGE AUTH SF MTGE	3/1/2039	5.80	144,249	152,601
500,000	SAINT JOHNS CNTY FL INDL DEV AUTH REVENUE	8/1/2040	5.88	492,995	524,610

See accompanying notes to the financial statements.	63	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
460,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2026	6.00	$345,935	470,437
500,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2038	6.00	371,461	504,290
1,000,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2039	6.25	1,015,277	1,019,350
425,694	SAINT JOSEPH CNTY IN HOSP AUTH HLTH FACS REVENUE(e)	2/15/2028	5.25	431,280	46,260
500,000	SAINT LOUIS CNTY MO INDL DEV AUTH	8/15/2032	5.88	500,000	478,395
750,000	SAINT LOUIS CNTY MO INDL DEV AUTH SENIOR LIVING FACS	9/1/2042	5.00	775,059	712,455
96,971	SAINT TAMMANY PARISH LA FIN AUTH SF MTGE REVENUE	12/1/2039	5.25	99,144	98,595
1,000,000	SALEM OR HOSP FAC AUTH REVENUE	5/15/2027	5.75	1,026,136	1,042,630
500,000	SALINE MI ECON DEV CORP	6/1/2032	5.25	503,499	459,215
500,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE	5/1/2029	5.00	500,000	518,120
1,000,000	SAN JOSE CA FING AUTH	6/1/2039	5.00	1,071,020	1,029,140
500,000	SANTA ANA CA CMNTY REDEV AGY	9/1/2022	6.00	495,636	561,745
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	518,199	559,700
1,450,000	SARASOTA CNTY FL HLTH FACS AUTH RETMNT FAC REVENUE	1/1/2027	5.50	1,215,301	1,485,989
500,000	SEMINOLE TRIBE FL SPL OBLG REVENUE(c)	10/1/2024	5.50	503,383	531,280
500,000	SEVEN OAKS FL CMNTY DEV DIST SPL ASSMNT REVENUE	5/1/2033	5.50	488,198	492,250
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	1/1/2019	5.35	134,966	14,967
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	1/1/2029	5.55	556,862	62,362
475,000	SOUTH CAROLINA ST EDU ASSISTANCE AUTH	10/1/2029	5.10	469,810	495,097
205,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2032	5.50	205,000	214,215
356,475	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE	11/15/2032	6.00	357,630	222,690
228,572	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE(b)	11/15/2047	0.04	225,000	4,050
152,775	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE(b)	11/15/2047	0.14	145,079	153
533,336	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE	11/15/2047	6.00	525,091	322,188
338,000	SOUTHSIDE AZ CMNTY FACS DIST #1 SPL ASSMNT REVENUE PRESCOTT	7/1/2018	6.13	259,017	258,523
1,000,000	SPARKS NV REDEV AGY TAX INCR REVENUE	6/1/2020	7.25	991,976	1,052,990
1,000,000	SPARKS NV REDEV AGY TAX INCR REVENUE	1/15/2022	5.00	981,568	1,025,540
1,000,000	SPRINGFIELD IL ELEC REVENUE	3/1/2035	5.00	1,033,223	1,000,430
2,500,000	SULPHUR SPRINGS CA UNION SCH DIST COPS(b)	12/1/2037	1.00	1,887,556	2,412,325
1,500,000	SUTTER BUTTE CA FLOOD AGY ASSMNT REVENUE	10/1/2038	4.00	1,481,117	1,336,560
500,000	TALLAHASSEE FL HLTH FACS REVENUE	12/1/2030	6.38	491,602	500,485
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP HOSP REVENUE	11/15/2038	5.00	1,111,034	1,014,750

See accompanying notes to the financial statements.	64	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
300,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	2/15/2016	7.25	$300,000	300,681
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2019	7.75	750,000	842,925
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2026	6.00	1,020,693	1,044,110
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	5/15/2027	5.13	737,813	1,013,540
750,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2036	6.00	763,401	777,142
3,000,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2043	4.00	3,000,000	2,708,640
660,000	TENNESSEE ST HSG DEV AGY	7/1/2038	5.45	660,000	689,608
2,000,000	TENNESSEE ST HSG DEV AGY	7/1/2043	3.80	2,000,000	1,741,020
145,000	TENNESSEE ST HSG DEV AGY MTGE FIN	7/1/2023	5.20	145,000	145,058
550,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	7/1/2039	5.45	550,000	584,595
250,000	TEXAS ST MUNI GAS ACQUISITION & SPLY CORP I GAS SPLY REVENUE	12/15/2026	1.63	250,000	220,660
2,000,000	TEXAS ST PRIV ACTIVITY BOND SURFACE TRANSPRTN CORP REVENUE	6/30/2033	7.50	2,048,997	2,425,360
800,000	TEXAS ST STUDENT HSG AUTH REVENUE(e)	1/1/2033	11.00	800,000	8
360,257	TODD CREEK FARMS CO MET DIST #1 WTR & WSTWTR REVENUE(d)(e)	12/1/2009	4.75	356,355	180,129
300,000	TOLOMATO FL CDD(e)	5/1/2017	6.38	300,000	121,266
100,000	TOLOMATO FL CDD(e)	5/1/2017	6.38	100,000	1
95,000	TOLOMATO FL CDD	5/1/2017	6.38	95,000	90,354
10,000	TOLOMATO FL CDD(e)	5/1/2017	6.38	10,000	5,694
35,000	TOLOMATO FL CDD(b)	5/1/2039	1.39	22,325	25,916
90,000	TOLOMATO FL CDD(b)	5/1/2040	1.34	57,377	54,366
50,000	TOLOMATO FL CDD(b)	5/1/2040	1.34	31,876	22,382
2,000,000	TORRANCE CA UNIF SCH DIST(b)	8/1/2023	4.12	1,080,548	1,319,700
1,000,000	TRACY CA JT UNIF SCH DIST(b)	8/1/2041	2.00	437,349	495,480
1,000,000	TRAVIS CNTY TX HLTH FACS DEV CORP	11/1/2016	6.25	1,000,000	1,008,260
780,000	TRAVIS CNTY TX HLTH FACS DEV CORP	1/1/2017	5.50	769,452	780,086
1,000,000	TRAVIS CNTY TX HLTH FACS DEV CORP	1/1/2022	6.00	990,983	996,710
840,000	TRAVIS CNTY TX HSG FIN CORP(e)	6/1/2035	9.25	840,000	41,782
500,000	TURLOCK CA PUBLIC FING AUTH WTR REVENUE	5/1/2032	4.75	521,892	510,590
1,250,000	TUSTIN CA UNIF SCH DIST(b)	8/1/2028	2.33	787,636	922,275
600,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	7/15/2018	6.38	600,000	623,646
500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	7/15/2025	6.50	500,000	529,765
1,000,000	UTAH ST HSG CORP MTGE REVENUE	7/1/2030	4.10	1,000,000	1,000,000
470,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2032	4.95	470,000	480,754
725,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	725,000	783,638
500,000	VANCOUVER WA HSG AUTH	3/1/2025	5.00	493,458	516,245
1,000,000	VERMONT ST HSG FIN AGY MULTI FAMILY	8/15/2041	3.80	982,966	861,700

See accompanying notes to the financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	VERONA WALK FL CDD	5/1/2030	4.25	$496,411	455,490
1,000,000	VIRGIN ISLANDS PUBLIC FIN AUTH REVENUE	10/1/2042	5.00	1,041,271	1,002,860
1,000,000	VIRGINIA ST HSG DEV AUTH	7/1/2033	4.13	1,000,000	959,800
750,000	VIRGINIA ST HSG DEV AUTH	12/1/2038	4.60	746,364	762,720
1,000,000	VIRGINIA ST HSG DEV AUTH	12/1/2039	5.00	1,000,000	1,040,480
595,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	7/1/2025	6.00	595,000	653,197
810,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	7/1/2031	6.25	823,798	879,628
2,500,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	1/1/2038	3.88	2,496,270	2,245,425
1,000,000	W CAMPUS HSG LLC AZ STUDENT HSG REVENUE	7/1/2025	5.00	891,652	986,680
1,000,000	WASHINGTON ST HLTH CARE FACS AUTH	3/1/2029	7.12	976,917	1,199,280
400,000	WASHINGTON ST HSG FIN COMMISSION	10/1/2017	5.00	400,000	393,504
1,500,000	WASHINGTON ST HSG FIN COMMISSION	10/1/2022	6.00	1,500,000	1,457,370
1,000,000	WASHINGTON ST HSG FIN COMMISSION	7/15/2029	4.75	1,000,000	1,047,640
1,500,000	WASHINGTON ST HSG FIN COMMISSION	7/1/2030	3.50	1,500,000	1,356,270
500,000	WASHINGTON ST HSG FIN COMMISSION	7/1/2033	5.00	547,333	486,440
500,000	WASHINGTON ST HSG FIN COMMISSION	12/1/2033	3.50	500,000	439,760
935,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT REVENUE	1/1/2017	5.25	933,491	930,129
500,000	WATERLOO IA CMNTY SCH DIST SCH INFRASTRUCTURE SALES & SVCS T	7/1/2029	5.00	500,000	514,625
425,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE(b)	5/1/2039	0.87	348,458	195,075
6,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	5.35	8,427	5,572
1,000,000	WEST TRAVIS CNTY TX PUBLIC UTILITY AGY REVENUE	8/15/2024	5.00	1,004,198	1,004,760
550,000	WESTCHESTER CO NY LOCAL DEV CORP REVENUE	1/1/2034	5.00	589,926	549,296
1,000,000	WISCONSIN ST GEN FUND ANNUAL APPROP REVENUE	5/1/2027	6.00	1,017,163	1,166,020
400,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2023	5.60	400,066	401,128
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	7/1/2030	5.75	1,021,884	1,090,090
750,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	4/15/2033	6.40	750,000	751,117
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2034	6.75	502,367	535,330
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	12/1/2034	6.31	1,000,000	649,290
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	5/15/2036	5.00	1,020,008	1,002,870
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	2/15/2040	5.00	513,179	497,055

See accompanying notes to the financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2043	5.00	$1,052,695	978,600
215,000	WSTRN GENERATION AGY OR COGENERATION PROJ REVENUE	1/1/2021	5.00	215,126	206,556
500,000	WYOMING CMNTY DEV AUTH STUDENTHSG REV	7/1/2031	6.25	500,000	531,675
3,000,000	WYOMING ST CMNTY DEV AUTH HSGREVENUE	12/1/2038	4.05	3,000,000	2,694,270
355,000	ZEPHYR RIDGE FL CDD CAPITAL IMPT REVENUE(e)	5/1/2013	5.25	355,352	139,483
	Sub-total Municipal Bonds:			443,814,649	436,050,474	91.70%
Short-Term Investments:
3,829,464	NORTHERN INSTITUTIONAL FUNDS - TAX-EXEMPT PORTFOLIO, 0.01%(g)			3,829,464	3,829,464
	Sub-total Short-Term Investments:			3,829,464	3,829,464	0.81%
	Grand total(h)			$478,005,068	472,079,814	99.28%

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.

(b)	For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of the Funds.

(d)	This security is being fair valued according to procedures adopted by the Board of Trustees.

(e)	Currently non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(f)

Restricted security that has been deemed illiquid. At June 30, 2013, the value of these restricted illiquid securities amounted to approximately $803,208 or 0.17% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST
ILLINOIS ST FIN AUTH SPORTS FAC REVENUE, 6.13%, 10/1/27	9/28/07	$728,963
ILLINOIS ST FIN AUTH SPORTS FAC REVENUE, 6.25%, 10/1/37	9/28/07	483,580
MASHANTUCKET WSTRN PEQUOT TRIBE CT, 5.50%, 9/1/36	7/19/06	509,675
MICHIGAN ST PUBLIC EDUCTNL FACS AUTH, 6.00%, 9/1/16	9/24/07 - 4/12/11	691,563

(g)

The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2012, the value of the Clearwater Tax-Exempt Bond Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $18,121,788 with net sales of approximately $14,292,324 during the six months ended June 30, 2013.

(h)

At June 30, 2013, the cost for Federal income tax purposes was $478,005,068. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$22,091,240
Gross unrealized depreciation	(28,016,494)
Net unrealized depreciation	$(5,925,254)

See accompanying notes to the financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

Diversification of investments representing geographic diversification, as a percentage of total invesments at fair value, is as follows:

Geographical Diversification	Percent
California	12.09%
Illinois	8.45
Texas	6.66
Florida	6.27
Indiana	5.12
New York	3.98
New Jersey	3.36
Ohio	3.27
Michigan	3.25
Pennsylvania	3.18
Other	44.37
100.00%

See accompanying notes to the financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Tax-Exempt Bond Fund (unaudited)
June 30, 2013

See accompanying notes to the financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Argentina:
147,009	ARCOS DORADOS HOLDINGS, INC., CLASS A	$2,109,602	1,717,065
11,295	MERCADOLIBRE, INC.	1,153,510	1,217,149
		3,263,112	2,934,214	0.67%
Australia:
9,284	AGL ENERGY LTD.	105,943	122,945
51,722	ALUMINA LTD.(b)	50,177	46,593
11,304	AMCOR LTD.	97,450	104,828
36,255	AMP LTD.	95,058	140,917
10,115	APA GROUP	50,066	55,412
21,346	ASCIANO LTD.	100,771	98,000
4,593	ASX LTD.	114,203	138,911
25,843	AURIZON HOLDINGS LTD.	91,220	98,320
50,341	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	712,399	1,315,805
6,281	BENDIGO AND ADELAIDE BANK LTD.	52,780	57,845
179,910	BGP HOLDINGS PLC - (FRACTIONAL SHARES)(b)(c)	-	-
58,607	BHP BILLITON LTD.	1,389,859	1,681,402
10,199	BORAL LTD.	28,970	39,269
32,841	BRAMBLES LTD.	174,637	280,524
601,890	CARDNO LTD.	4,458,740	2,851,375
40,505	CFS RETAIL PROPERTY TRUST GROUP	46,791	74,088
6,261	COCA-COLA AMATIL LTD.	34,318	72,777
971	COCHLEAR LTD.	35,893	54,800
28,239	COMMONWEALTH BANK OF AUSTRALIA	1,300,302	1,786,641
6,418	COMPUTERSHARE LTD.	56,556	60,281
420,175	CREDIT CORP. GROUP LTD.	3,481,019	3,612,148
9,576	CSL LTD.	226,091	539,301
596,228	DECMIL GROUP LTD.	1,600,583	970,599
85,105	DEXUS PROPERTY GROUP	62,970	83,281
22,356	ECHO ENTERTAINMENT GROUP LTD.	70,002	62,564
402,211	EMECO HOLDINGS LTD.	302,613	102,996
25,256	FEDERATION CENTRES LTD.	52,870	54,742
21,110	FORTESCUE METALS GROUP LTD.	37,574	58,691
18,737	GOODMAN GROUP	48,414	83,623
27,685	GPT GROUP	104,093	97,226
36,747	ILUKA RESOURCES LTD.	390,455	335,734
36,603	INCITEC PIVOT LTD.	83,901	95,739
47,825	INSURANCE AUSTRALIA GROUP LTD.	120,292	237,937
2,773	LEIGHTON HOLDINGS LTD.	49,627	39,182
10,015	LEND LEASE GROUP	61,130	76,479
9,837	MACQUARIE GROUP LTD.	195,127	376,680
13,956	METCASH LTD.	38,758	44,927
37,974	MIRVAC GROUP	50,570	55,740
39,852	NATIONAL AUSTRALIA BANK LTD.	675,928	1,081,736
3,985	NEWCREST MINING LTD.	74,588	35,971
5,329	ORICA LTD.	135,508	100,641
20,046	ORIGIN ENERGY LTD.	226,734	230,447
319,647	PACIFIC BRANDS LTD.	185,549	204,633
416	PERPETUAL LTD.	7,027	13,468
36,732	QANTAS AIRWAYS LTD.(b)	46,697	45,351
20,769	QBE INSURANCE GROUP LTD.	283,045	286,624
2,468	RAMSAY HEALTH CARE LTD.	49,765	80,827
7,202	RIO TINTO LTD.	402,208	344,940
56,370	SAI GLOBAL LTD.	224,716	187,138
22,469	SANTOS LTD.	244,511	257,479
4,898	SHOPPING CENTRES AUSTRALASIA PROPERTY GROUP	7,202	7,122
495,611	SLATER & GORDON LTD.	1,025,756	1,260,053
9,824	SONIC HEALTHCARE LTD.	79,849	133,061
34,990	STOCKLAND	132,304	111,360
16,581	SUNCORP GROUP LTD.	177,259	180,757
8,477	TABCORP HOLDINGS LTD.	15,377	23,646
8,846	TATTS GROUP LTD.	14,773	25,646
67,234	TELSTRA CORP. LTD.	282,134	293,302
22,161	TOLL HOLDINGS LTD.	98,848	107,822
21,881	TRANSURBAN GROUP	88,365	135,276
420,202	WEBJET LTD.	1,814,403	1,710,116

See accompanying notes to the financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Australia (Cont’d):
18,428	WESFARMERS LTD.	$698,283	667,392
42,659	WESTFIELD GROUP	253,085	446,318
50,298	WESTFIELD RETAIL TRUST	103,414	142,600
59,259	WESTPAC BANKING CORP.	833,676	1,565,161
12,270	WOODSIDE PETROLEUM LTD.	400,780	392,866
22,832	WOOLWORTHS LTD.	435,292	685,106
3,542	WORLEYPARSONS LTD.	57,010	63,135
		25,046,308	26,828,316	6.12%
Austria:
33,326	ANDRITZ A.G.	1,958,454	1,710,209
5,146	ERSTE GROUP BANK A.G.	114,055	137,349
33,719	IMMOFINANZ A.G.	94,189	125,965
1,383	OMV A.G.	50,806	62,466
3,309	RAIFFEISEN BANK INTERNATIONAL A.G.	106,621	96,480
313	STRABAG S.E. (BEARER)	5,505	6,478
19,070	TELEKOM AUSTRIA A.G.	124,529	120,736
1,368	VOESTALPINE A.G.	51,509	48,309
29,760	WIENERBERGER A.G.	239,407	343,676
		2,745,075	2,651,668	0.60%
Belgium:
9,207	AGEAS	155,603	323,276
13,822	ANHEUSER-BUSCH INBEV N.V.	502,521	1,230,432
10,910	BARCO N.V.	740,520	882,876
2,190	BELGACOM S.A.	49,577	49,130
1,645	COLRUYT S.A.	74,892	86,516
1,238	DELHAIZE GROUP S.A.	51,243	76,528
13,233	GROUPE BRUXELLES LAMBERT S.A.	1,093,923	995,762
4,347	KBC GROEP N.V.	101,356	161,855
415	SOLVAY S.A., CLASS A	57,004	54,397
1,091	UCB S.A.	30,548	58,771
1,457	UMICORE S.A.	72,577	60,555
		2,929,764	3,980,098	0.91%
Bermuda:
111,580	AFRICAN MINERALS LTD.(b)	433,054	321,596
		433,054	321,596	0.07%
Brazil:
81,476	BRF S.A. ADR(d)	1,527,515	1,768,844
13,600	CIA DE SANEAMENTO DE MINAS GERAIS-COPASA	328,620	219,419
52,700	DIAGNOSTICOS DA AMERICA S.A.	304,541	273,260
6,300	LOJAS RENNER S.A.	231,973	180,556
		2,392,649	2,442,079	0.56%
Canada:
31,400	AGF MANAGEMENT LTD., CLASS B	334,748	334,093
4,723	AGNICO EAGLE MINES LTD.	188,800	130,234
3,934	AGRIUM, INC.	176,472	341,069
848	ALIMENTATION COUCHE TARD, INC., CLASS B	49,231	50,314
4,900	ARC RESOURCES LTD.	108,943	128,266
48,100	ATS AUTOMATION TOOLING SYSTEMS, INC.(b)	435,313	507,664
10,306	BANK OF MONTREAL	623,553	597,762
19,232	BANK OF NOVA SCOTIA	982,143	1,028,072
11,176	BARRICK GOLD CORP.	334,680	176,402
3,479	BAYTEX ENERGY CORP.	151,408	125,372
3,700	BCE, INC.	156,653	151,701
12,732	BOMBARDIER, INC., CLASS B	50,302	56,657
3,100	BONAVISTA ENERGY CORP.	50,156	40,235
13,183	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A	220,688	473,821
11,740	CAE, INC.	85,345	121,787
11,081	CAMECO CORP.	198,977	228,743
49,900	CANACCORD FINANCIAL, INC.	261,393	270,922
6,440	CANADIAN IMPERIAL BANK OF COMMERCE	260,643	457,052
22,632	CANADIAN NATIONAL RAILWAY CO.	2,001,787	2,201,415
9,614	CANADIAN NATIONAL RAILWAY CO.	389,611	936,078
19,866	CANADIAN NATURAL RESOURCES LTD.	433,114	560,071
4,722	CANADIAN OIL SANDS LTD.	97,388	87,418
4,295	CANADIAN PACIFIC RAILWAY LTD.	154,434	520,815

See accompanying notes to the financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
744	CANADIAN TIRE CORP. LTD., CLASS A	$50,047	56,014
12,184	CENOVUS ENERGY, INC.	374,298	347,552
10,919	CGI GROUP, INC., CLASS A(b)	90,696	319,773
1,964	CI FINANCIAL CORP.	49,854	56,528
5,882	CRESCENT POINT ENERGY CORP.	190,849	199,497
675	DOLLARAMA, INC.	46,003	47,244
18,500	DOREL INDUSTRIES, INC., CLASS B	668,249	645,574
5,431	ELDORADO GOLD CORP.	48,575	33,618
11,548	ENBRIDGE, INC.	488,852	485,440
11,992	ENCANA CORP.	240,407	202,850
32,200	ENERFLEX LTD.	376,606	413,331
3,995	ENERPLUS CORP.	57,117	59,030
32,600	ENSIGN ENERGY SERVICES, INC.	509,675	504,638
211	FAIRFAX FINANCIAL HOLDINGS LTD.	52,589	82,974
2,200	FINNING INTERNATIONAL, INC.	51,485	45,289
6,854	FIRST QUANTUM MINERALS LTD.	123,021	101,666
3,100	FORTIS, INC.	105,357	94,883
1,695	FRANCO-NEVADA CORP.	78,995	60,680
24,500	GENWORTH MI CANADA, INC.	510,922	571,674
3,052	GILDAN ACTIVEWEAR, INC.	33,435	123,769
16,237	GOLDCORP, INC.	511,665	403,262
2,200	GREAT-WEST LIFECO, INC.	49,273	59,680
38,171	HOME CAPITAL GROUP, INC.	1,952,440	2,015,438
76,400	HUDBAY MINERALS, INC.	729,076	505,604
8,953	HUSKY ENERGY, INC.	227,518	238,531
14,262	IAMGOLD CORP.	78,431	59,939
2,500	IGM FINANCIAL, INC.	100,363	107,184
32,465	IMPERIAL OIL LTD.	1,379,966	1,239,393
1,593	INDUSTRIAL ALLIANCE INSURANCE & FINANCIAL SERVICES, INC.	51,268	63,011
1,899	INTACT FINANCIAL CORP.	119,497	106,985
11,900	KINROSS GOLD CORP.	98,714	60,988
1,500	LOBLAW COS. LTD.	53,150	67,819
4,738	MAGNA INTERNATIONAL, INC.	61,549	337,251
34,374	MANULIFE FINANCIAL CORP.	420,235	550,075
1,542	MEG ENERGY CORP.(b)	49,741	42,270
3,469	METHANEX CORP.	31,828	148,596
1,000	METRO, INC.	54,328	67,015
28,100	MULLEN GROUP LTD.	636,395	610,788
2,501	NATIONAL BANK OF CANADA	186,303	178,449
11,280	NEW GOLD, INC.(b)	90,970	73,041
2,600	ONEX CORP.	105,376	117,973
1,641	OPEN TEXT CORP.	72,477	112,188
4,251	PACIFIC RUBIALES ENERGY CORP.	98,772	74,656
8,812	PAN AMERICAN SILVER CORP.	137,252	102,640
6,322	PEMBINA PIPELINE CORP.	85,382	193,441
19,434	PENGROWTH ENERGY CORP.	99,676	95,535
7,900	PENN WEST PETROLEUM LTD.	85,291	83,379
51,941	POTASH CORP. OF SASKATCHEWAN, INC.	2,107,153	1,980,510
14,521	POTASH CORP. OF SASKATCHEWAN, INC.	406,729	553,944
4,200	POWER CORP. OF CANADA	105,623	112,697
1,900	POWER FINANCIAL CORP.	52,279	55,246
7,700	RESEARCH IN MOTION LTD.(b)	85,461	81,122
2,701	RITCHIE BROS. AUCTIONEERS, INC.	50,064	51,775
10,807	ROGERS COMMUNICATIONS, INC., CLASS B	262,922	423,361
27,108	ROYAL BANK OF CANADA	922,860	1,579,517
2,400	SAPUTO, INC.	103,951	110,313
9,661	SHAW COMMUNICATIONS, INC., CLASS B	153,543	231,857
2,227	SHOPPERS DRUG MART CORP.	94,125	102,742
2,700	SNC-LAVALIN GROUP, INC.	100,004	114,064
11,810	SUN LIFE FINANCIAL, INC.	235,812	349,797
27,174	SUNCOR ENERGY, INC.	655,919	800,983
24,791	TALISMAN ENERGY, INC.	289,882	282,868
4,422	TECK RESOURCES LTD., CLASS B	143,403	94,478
6,148	TELUS CORP.	109,313	179,524
4,489	TIM HORTONS, INC.	137,057	242,782
16,563	TORONTO-DOMINION BANK (THE)	671,143	1,330,300

See accompanying notes to the financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
1,800	TOURMALINE OIL CORP.(b)	$51,783	72,106
3,818	TRANSALTA CORP.	60,803	52,313
10,915	TRANSCANADA CORP.	465,857	469,935
32,500	TRICAN WELL SERVICE LTD.	422,140	432,015
4,105	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.(b)	239,640	353,943
2,256	VERMILION ENERGY, INC.	83,841	110,279
19,653	YAMANA GOLD, INC.	186,540	187,429
		27,657,597	32,049,018	7.31%
China:
118,000	AAC TECHNOLOGIES HOLDINGS, INC.	407,781	666,370
10,468	BAIDU, INC. ADR(b)(d)	980,539	989,540
685,383	CHINA MEDICAL SYSTEM HOLDINGS LTD.	396,543	611,503
2,382,000	KINGDEE INTERNATIONAL SOFTWARE GROUP CO. LTD.(b)	469,113	442,246
488,800	PRINCE FROG INTERNATIONAL HOLDINGS LTD.	238,534	337,797
920,000	SHANDONG WEIGAO GROUP MEDICAL POLYMER CO. LTD., CLASS H	1,253,334	1,005,873
884,000	SPRINGLAND INTERNATIONAL HOLDINGS LTD.	484,941	437,666
51,500	TENCENT HOLDINGS LTD.	1,799,291	2,019,881
759,000	WANT WANT CHINA HOLDINGS LTD.	1,122,003	1,068,621
		7,152,079	7,579,497	1.73%
Denmark:
10	A.P. MOELLER - MAERSK A/S, CLASS A	46,408	67,434
24	A.P. MOELLER - MAERSK A/S, CLASS B	125,436	171,892
11,397	CARLSBERG A/S, CLASS B	896,574	1,020,342
1,500	COLOPLAST A/S, CLASS B	27,666	84,109
13,100	DANSKE BANK A/S(b)	138,182	224,045
200	FLSMIDTH & CO. A/S	6,012	9,106
10,470	NOVO NORDISK A/S ADR(d)	1,771,478	1,622,536
6,890	NOVO NORDISK A/S, CLASS B	664,352	1,073,763
49,742	NOVOZYMES A/S, CLASS B	1,373,149	1,592,064
2,600	PANDORA A/S	18,150	88,117
15,973	TDC A/S	107,272	129,454
3,250	TOPDANMARK A/S(b)	33,362	82,808
		5,208,041	6,165,670	1.41%
Finland:
63,180	AMER SPORTS OYJ	810,482	1,164,494
4,509	FORTUM OYJ	87,100	84,516
57,740	HUHTAMAKI OYJ	966,271	1,072,494
1,396	KESKO OYJ, CLASS B	30,705	38,813
2,451	KONE OYJ, CLASS B	86,493	194,771
1,849	METSO OYJ	62,227	62,864
11,359	NESTE OIL OYJ	110,935	166,188
61,900	NOKIA OYJ(b)	203,584	229,308
2,240	NOKIAN RENKAAT OYJ	31,307	91,291
10,565	POHJOLA BANK PLC, CLASS A	85,425	155,259
2,904	SAMPO OYJ, CLASS A	101,099	113,173
15,829	STORA ENSO OYJ (REGISTERED)	75,698	106,110
11,934	UPM-KYMMENE OYJ	99,928	116,970
2,352	WARTSILA OYJ ABP	56,960	102,345
		2,808,214	3,698,596	0.84%
France:
2,714	ACCOR S.A.	79,809	95,506
3,200	AIR FRANCE-KLM(b)	22,485	28,707
5,429	AIR LIQUIDE S.A.	664,882	670,414
4,036	ALSTOM S.A.	142,736	132,177
15,974	ARCELORMITTAL	233,322	178,275
1,165	ARKEMA S.A.	98,307	106,953
30,343	AXA S.A.	403,058	596,192
26,840	BENETEAU S.A.(b)	272,439	296,609
16,306	BNP PARIBAS S.A.	672,088	890,907
2,660	BUREAU VERITAS S.A.	75,734	68,884
3,068	CAP GEMINI S.A.	111,959	149,156
10,544	CARREFOUR S.A.	248,258	290,001
2,177	CASINO GUICHARD PERRACHON S.A.	172,738	203,941

See accompanying notes to the financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
France (Cont’d):
2,998	CGG(b)	$87,186	66,301
994	CHRISTIAN DIOR S.A.	84,311	160,436
7,447	CIE DE ST-GOBAIN	248,952	301,464
3,404	CIE GENERALE DES ETABLISSEMENTS MICHELIN	180,725	304,397
16,517	CREDIT AGRICOLE S.A.(b)	122,492	141,960
11,002	DANONE S.A.	567,706	825,735
392	DASSAULT SYSTEMES S.A.	50,518	47,953
3,633	EDENRED	65,572	111,129
14,107	ELECTRICITE DE FRANCE S.A.	261,183	327,493
3,084	ESSILOR INTERNATIONAL S.A.	309,422	328,128
2,747	EURAZEO	104,305	147,191
7,112	EUROPEAN AERONAUTIC DEFENCE AND SPACE CO. N.V.	127,911	380,152
3,160	EUTELSAT COMMUNICATIONS S.A.	100,179	89,709
34,547	FRANCE TELECOM S.A.	364,835	326,828
17,386	GDF SUEZ	351,116	340,476
564	GECINA S.A.	51,331	62,386
13,307	GROUPE EUROTUNNEL S.A. (REGISTERED)	102,800	101,224
152	GROUPE FNAC(b)	4,024	3,225
304	ILIAD S.A.	29,549	65,746
15,920	IPSOS	510,553	600,842
2,121	JCDECAUX S.A.	50,974	57,853
1,218	KERING	223,744	247,562
2,335	KLEPIERRE	57,367	92,032
4,713	LAFARGE S.A.	166,939	289,802
1,212	LAGARDERE S.C.A.	30,640	33,761
4,882	LEGRAND S.A.	111,114	226,480
12,851	L’OREAL S.A.	1,468,629	2,111,847
11,635	LVMH MOET HENNESSY LOUIS VUITTON S.A.	1,564,357	1,885,515
15,891	NATIXIS	55,209	66,521
3,500	PERNOD-RICARD S.A.	239,500	388,106
12,969	PEUGEOT S.A.(b)	94,513	106,773
2,007	PUBLICIS GROUPE S.A.	121,945	142,899
5,954	RENAULT S.A.	173,471	400,676
2,444	REXEL S.A.	51,580	54,972
2,397	SAFRAN S.A.	103,557	125,192
20,214	SANOFI	1,218,149	2,094,926
11,344	SCHNEIDER ELECTRIC S.A.	504,223	822,905
1,813	SCOR S.E.	36,441	55,634
5,515	SES S.A.	114,220	157,929
457	SOCIETE BIC S.A.	49,235	45,804
11,367	SOCIETE GENERALE S.A.	395,442	390,611
44,495	SOCIETE TELEVISION FRANCAISE 1	420,702	532,430
4,172	SODEXO	221,116	347,551
13,444	SODEXO PRIME FIDELITE	721,006	1,119,961
1,115	TECHNIP S.A.	111,452	113,219
48,197	TOTAL S.A.	2,452,418	2,352,900
1,808	UNIBAIL-RODAMCO S.E.	228,178	421,256
2,466	VALLOUREC S.A.	112,671	124,784
17,297	VEOLIA ENVIRONNEMENT S.A.	184,022	196,800
7,810	VINCI S.A.	316,569	391,946
30,828	VIVENDI S.A.	595,831	583,852
1,345	WENDEL S.A.	91,561	138,569
480	ZODIAC AEROSPACE	50,096	63,541
		19,259,356	24,625,106	5.62%
Germany:
3,492	ADIDAS A.G.	145,098	377,901
8,718	ALLIANZ S.E. (REGISTERED)	780,413	1,273,789
16,707	BASF S.E.	672,193	1,492,474
15,120	BAYER A.G. (REGISTERED)	808,915	1,612,460
4,692	BAYERISCHE MOTOREN WERKE A.G.	433,184	410,291
1,591	BEIERSDORF A.G.	86,858	138,752
435	BRENNTAG A.G.	47,835	66,078
7,652	CELESIO A.G.	109,250	166,336
11,556	COMMERZBANK A.G.(b)	138,680	100,750
916	CONTINENTAL A.G.	47,943	122,331
24,724	CTS EVENTIM A.G.	732,606	996,676

See accompanying notes to the financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Germany (Cont’d):
17,639	DAIMLER A.G. (REGISTERED)	$589,913	1,067,287
14,849	DEUTSCHE BANK A.G. (REGISTERED)	563,583	621,498
14,246	DEUTSCHE BOERSE A.G.	760,312	937,735
3,261	DEUTSCHE LUFTHANSA A.G. (REGISTERED)(b)	35,709	66,196
19,219	DEUTSCHE POST A.G. (REGISTERED)	228,974	477,688
42,716	DEUTSCHE TELEKOM A.G. (REGISTERED)	491,621	498,410
27,124	E.ON S.E.	500,011	445,208
3,460	FRESENIUS MEDICAL CARE A.G. & CO. KGAA	218,760	245,587
2,289	FRESENIUS S.E. & CO. KGAA	150,261	282,186
1,527	GEA GROUP A.G.	49,653	54,123
11,960	GERRESHEIMER A.G.	619,616	692,764
13,820	GILDEMEISTER A.G.	297,292	308,238
2,580	HANNOVER RUECKVERSICHERUNG S.E. (REGISTERED)	110,106	185,779
14,591	HEIDELBERGCEMENT A.G.	622,267	981,336
1,294	HENKEL A.G. & CO. KGAA	100,737	101,481
2,600	HOCHTIEF A.G.	108,936	169,993
21,437	INFINEON TECHNOLOGIES A.G.	120,692	179,419
37,820	JENOPTIK A.G.	336,538	467,522
2,182	K+S A.G. (REGISTERED)	92,368	80,676
1,680	KABEL DEUTSCHLAND HOLDING A.G.	100,991	184,520
31,830	KLOECKNER & CO. S.E.(b)	328,691	339,987
1,013	LANXESS A.G.	69,793	61,024
3,200	LEONI A.G.	153,070	159,343
2,743	LINDE A.G.	475,408	511,821
465	MAN S.E.	50,636	50,782
1,025	MERCK KGAA	86,079	156,167
1,559	METRO A.G.	48,976	49,352
4,041	MUENCHENER RUECKVERSICHERUNGS A.G. (REGISTERED)	512,591	743,759
2,770	RATIONAL A.G.	702,746	928,615
8,089	RWE A.G.	329,670	258,172
1,130	SALZGITTER A.G.	50,070	37,220
17,263	SAP A.G.	695,154	1,264,184
15,179	SIEMENS A.G. (REGISTERED)	992,308	1,534,189
7,661	THYSSENKRUPP A.G.(b)	152,398	150,527
7,071	TUI A.G.(b)	57,698	84,060
483	VOLKSWAGEN A.G.	48,103	94,147
7,048	WINCOR NIXDORF A.G.	262,852	382,190
27,303	WIRECARD A.G.	624,203	743,119
		15,741,761	22,354,142	5.10%
Greece:
45,170	JUMBO S.A.	289,903	446,846
		289,903	446,846	0.10%
Hong Kong:
220,400	AIA GROUP LTD.	733,244	933,483
5,100	ASM PACIFIC TECHNOLOGY LTD.	52,284	56,188
82,500	BOC HONG KONG HOLDINGS LTD.	169,112	253,689
10,674,072	BONJOUR HOLDINGS LTD.	1,481,505	1,954,240
28,000	CHEUNG KONG HOLDINGS LTD.	277,057	379,781
10,000	CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD.	46,496	66,658
36,500	CLP HOLDINGS LTD.	253,113	295,302
27,800	ESPRIT HOLDINGS LTD.	35,637	41,435
26,000	GALAXY ENTERTAINMENT GROUP LTD.(b)	67,404	127,385
44,000	HANG LUNG PROPERTIES LTD.	116,126	153,454
18,600	HANG SENG BANK LTD.	228,767	275,065
14,300	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	85,364
41,800	HONG KONG & CHINA GAS CO. LTD.	103,880	102,182
10,300	HONG KONG EXCHANGES AND CLEARING LTD.	175,585	155,508
400	HOPEWELL HIGHWAY INFRASTRUCTURE LTD.	229	193
95,000	HOPEWELL HOLDINGS LTD.	362,735	316,624
41,000	HUTCHISON WHAMPOA LTD.	238,015	431,089
12,000	HYSAN DEVELOPMENT CO. LTD.	49,052	52,063
27,000	KERRY PROPERTIES LTD.	90,767	105,827
120,000	LI & FUNG LTD.	153,985	164,929
40,500	LINK REIT (THE)	84,196	199,209
26,800	MGM CHINA HOLDINGS LTD.	51,645	71,526
987,200	MIE HOLDINGS CORP.	244,310	229,106

See accompanying notes to the financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Hong Kong (Cont’d):
30,500	MTR CORP. LTD.	$88,703	112,467
54,000	NEW WORLD DEVELOPMENT CO. LTD.	62,818	74,775
43,500	NWS HOLDINGS LTD.	52,824	66,966
190,000	PCCW LTD.	77,805	88,924
10,238,052	PICO FAR EAST HOLDINGS LTD.	2,829,555	3,471,622
3,257,821	PORTS DESIGN LTD.	2,565,239	2,125,383
24,000	POWER ASSETS HOLDINGS LTD.	139,091	207,013
48,000	SANDS CHINA LTD.	128,061	226,198
22,000	SHANGRI-LA ASIA LTD.	29,501	38,009
59,400	SINO LAND CO. LTD.	80,601	83,631
25,000	SJM HOLDINGS LTD.	52,349	60,791
256,000	STELLA INTERNATIONAL HOLDINGS LTD.	679,964	706,339
27,000	SUN HUNG KAI PROPERTIES LTD.	349,196	348,463
19,000	SWIRE PACIFIC LTD., CLASS A	127,857	230,027
473,500	TECHTRONIC INDUSTRIES CO.	862,031	1,133,072
3,000	TELEVISION BROADCASTS LTD.	9,222	20,616
192,000	TEXWINCA HOLDINGS LTD.	152,622	178,235
84,300	VTECH HOLDINGS LTD.	996,749	1,287,969
14,000	WHARF HOLDINGS LTD.	111,765	117,689
19,000	WHEELOCK & CO. LTD.	30,489	95,293
30,000	WYNN MACAU LTD.	50,423	81,227
2,975,700	XTEP INTERNATIONAL HOLDINGS	1,259,930	1,243,064
504,000	YINGDE GASES GROUP CO. LTD.	500,822	465,268
56,000	YUE YUEN INDUSTRIAL HOLDINGS LTD.	131,926	145,125
		16,430,231	19,058,466	4.35%
Ireland:
11,210	ACCENTURE PLC, CLASS A	397,303	806,672
57,994	COVIDIEN PLC	2,806,004	3,644,343
14,894	CRH PLC	217,633	301,464
9,616	ELAN CORP. PLC(b)	78,624	134,617
12,223	EXPERIAN PLC	202,091	212,490
11,673	JAMES HARDIE INDUSTRIES PLC	105,224	100,243
1,848	KERRY GROUP PLC, CLASS A	101,410	101,991
123	PROTHENA CORP. PLC(b)	551	1,588
9,299	SHIRE PLC	267,371	294,888
38,703	UBM PLC	411,567	386,157
		4,587,778	5,984,453	1.36%
Israel:
21,030	BANK HAPOALIM B.M.(b)	80,002	95,219
21,775	BANK LEUMI LE-ISRAEL B.M.(b)	77,241	72,433
217	DELEK GROUP LTD.	52,364	56,374
53	ISRAEL (THE) CORP. LTD.(b)	37,899	31,909
7,922	ISRAEL CHEMICALS LTD.	95,763	78,250
16,800	MAGIC SOFTWARE ENTERPRISES LTD.	91,674	90,552
5,900	MIZRAHI TEFAHOT BANK LTD.(b)	51,135	59,202
1,494	NICE SYSTEMS LTD.	50,675	54,297
15,762	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(d)	616,142	617,870
		1,152,895	1,156,106	0.26%
Italy:
56,711	AMPLIFON S.P.A.	248,331	283,904
18,467	ASSICURAZIONI GENERALI S.P.A.	269,601	322,584
2,238	ATLANTIA S.P.A.	25,873	36,501
111,934	AZIMUT HOLDING S.P.A.	1,398,103	2,038,327
57,599	ENEL GREEN POWER S.P.A.	98,098	119,583
84,176	ENEL S.P.A.	307,528	264,058
49,857	ENI S.P.A.	958,264	1,024,065
3,610	EXOR S.P.A.	90,616	106,760
24,375	FIAT INDUSTRIAL S.P.A.	141,398	271,748
10,222	FIAT S.P.A.(b)	27,207	71,450
10,070	FINMECCANICA S.P.A.(b)	50,331	50,438
177,988	INTESA SANPAOLO S.P.A.	307,053	285,196
2,826	LUXOTTICA GROUP S.P.A.	118,626	142,872
25,272	MEDIOLANUM S.P.A.	87,322	156,582
2,801	PRYSMIAN S.P.A.	56,504	52,319
3,459	SAIPEM S.P.A.	117,006	56,235
57,530	SNAM S.P.A.	249,716	262,094

See accompanying notes to the financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Italy (Cont’d):
7,497	TENARIS S.A.	$100,710	150,378
34,652	TERNA RETE ELETTRICA NAZIONALE S.P.A.	130,368	143,974
67,174	UNICREDIT S.P.A.	347,501	314,598
25,343	UNIONE DI BANCHE ITALIANE S.C.P.A.	103,374	91,772
		5,233,530	6,245,438	1.42%
Japan:
1,400	ABC-MART, INC.	51,583	54,628
2,794	ADERANS CO. LTD.	29,560	38,820
10,000	AEON CO. LTD.	112,237	131,276
32,458	AEON DELIGHT CO. LTD.	656,409	588,747
6,300	AEON FINANCIAL SERVICE CO. LTD.	81,451	178,430
1,100	AEON MALL CO. LTD.	23,091	27,250
2,300	AISIN SEIKI CO. LTD.	37,584	88,007
17,000	AJINOMOTO CO., INC.	136,093	249,566
1,300	ALFRESA HOLDINGS CORP.	50,794	69,601
2,000	AMADA CO. LTD.	10,582	13,208
17,000	AOZORA BANK LTD.	53,794	53,136
36,100	ASAHI CO. LTD.	561,894	530,690
16,000	ASAHI GLASS CO. LTD.	120,885	104,215
5,600	ASAHI GROUP HOLDINGS LTD.	85,235	138,955
31,000	ASAHI KASEI CORP.	147,138	205,041
59,900	ASICS CORP.	819,109	948,809
7,400	ASTELLAS PHARMA, INC.	236,149	402,158
5,000	BANK OF KYOTO (THE) LTD.	43,972	41,692
37,000	BANK OF YOKOHAMA (THE) LTD.	164,514	191,006
3,000	BENESSE HOLDINGS, INC.	114,910	108,137
13,800	BRIDGESTONE CORP.	205,726	470,296
5,200	BROTHER INDUSTRIES LTD.	38,445	58,564
20,100	CANON, INC.	672,639	655,611
16,600	CAPCOM CO. LTD.	276,543	268,633
1,000	CASIO COMPUTER CO. LTD.	7,474	8,812
2,700	CENTRAL JAPAN RAILWAY CO.	229,516	330,218
15,000	CHIBA BANK (THE) LTD.	81,968	102,238
7,800	CHUBU ELECTRIC POWER CO., INC.	102,883	110,575
4,500	CHUGAI PHARMACEUTICAL CO. LTD.	82,278	93,285
4,000	CHUGOKU BANK (THE) LTD.	53,626	56,140
5,200	CHUGOKU ELECTRIC POWER (THE) CO., INC.	81,720	81,686
7,900	CITIZEN HOLDINGS CO. LTD.	31,581	44,128
38,236	CREDIT SAISON CO. LTD.	462,302	959,562
11,000	DAIDO STEEL CO. LTD.	45,649	55,787
103	DAI-ICHI LIFE INSURANCE (THE) CO. LTD.	120,497	148,715
9,800	DAIICHI SANKYO CO. LTD.	166,638	163,630
4,500	DAIKIN INDUSTRIES LTD.	124,473	181,942
1,200	DAITO TRUST CONSTRUCTION CO. LTD.	117,985	113,128
10,000	DAIWA HOUSE INDUSTRY CO. LTD.	103,706	186,630
31,000	DAIWA SECURITIES GROUP, INC.	119,396	260,365
110,837	DENA CO. LTD.	3,311,867	2,176,956
8,200	DENSO CORP.	185,234	385,693
2,800	DENTSU, INC.	46,871	96,834
48,000	DESCENTE LTD.	278,723	338,778
13,000	DOWA HOLDINGS CO. LTD.	55,385	116,001
7,000	EAST JAPAN RAILWAY CO.	392,789	544,162
3,300	EISAI CO. LTD.	114,484	134,589
730	EPS CORP.	981,473	812,583
1,800	FAMILYMART CO. LTD.	52,590	76,770
14,200	FANUC CORP.	2,044,899	2,058,842
1,100	FAST RETAILING CO. LTD.	136,395	370,992
21,000	FUJI ELECTRIC CO. LTD.	51,969	74,108
11,000	FUJI HEAVY INDUSTRIES LTD.	57,631	271,174
8,800	FUJIFILM HOLDINGS CORP.	165,274	193,870
44,000	FUJITSU LTD.	171,664	181,892
11,000	FUKUOKA FINANCIAL GROUP, INC.	36,036	46,804
32,000	FURUKAWA ELECTRIC CO. LTD.	65,376	74,209
5,354	GMO PAYMENT GATEWAY, INC.	90,828	114,281
12,000	GS YUASA CORP.	47,814	49,849
40	GUNGHO ONLINE ENTERTAINMENT, INC.(b)	50,848	43,557
6,000	GUNMA BANK (THE) LTD.	31,571	33,152

See accompanying notes to the financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
1,500	HAMAMATSU PHOTONICS K.K.	$52,686	54,220
11,000	HANKYU HANSHIN HOLDINGS, INC.	51,221	62,664
500	HIROSE ELECTRIC CO. LTD.	48,402	65,941
7,000	HIROSHIMA BANK (THE) LTD.	26,154	29,855
2,500	HITACHI CONSTRUCTION MACHINERY CO. LTD.	53,411	50,539
95,000	HITACHI LTD.	295,895	610,153
6,000	HITACHI METALS LTD.	45,405	67,514
9,500	HOKKAIDO ELECTRIC POWER CO., INC.(b)	84,575	129,885
7,300	HOKURIKU ELECTRIC POWER CO.	76,486	114,674
28,800	HONDA MOTOR CO. LTD.	780,069	1,070,054
5,300	HOYA CORP.	112,594	109,495
300	IDEMITSU KOSAN CO. LTD.	23,804	23,079
20,000	IHI CORP.	52,673	75,822
10	INPEX CORP.	54,743	41,742
9,800	ISETAN MITSUKOSHI HOLDINGS LTD.	85,535	130,133
9,000	ISUZU MOTORS LTD.	55,583	61,615
27,200	ITOCHU CORP.	291,860	314,015
5,000	IYO BANK (THE) LTD.	43,448	47,792
8,000	J. FRONT RETAILING CO. LTD.	31,099	63,803
1,000	JAPAN AIRLINES CO. LTD.	52,620	51,422
700	JAPAN EXCHANGE GROUP, INC.	56,090	70,720
8	JAPAN REAL ESTATE INVESTMENT CORP.	76,499	89,292
8	JAPAN RETAIL FUND INVESTMENT CORP.	8,807	16,713
8,000	JAPAN STEEL WORKS (THE) LTD.	45,974	44,041
17,700	JAPAN TOBACCO, INC.	521,356	625,514
6,000	JFE HOLDINGS, INC.	94,802	131,700
4,000	JGC CORP.	53,048	143,981
12,000	JOYO BANK (THE) LTD.	54,056	65,699
3,100	JSR CORP.	39,530	62,700
5,000	JTEKT CORP.	36,670	56,261
15,000	JX HOLDINGS, INC.	79,470	72,747
7,000	KAJIMA CORP.	15,004	23,220
18,000	KANSAI ELECTRIC POWER (THE) CO., INC.(b)	164,557	246,642
2,000	KANSAI PAINT CO. LTD.	10,449	25,529
61,213	KAO CORP.	1,543,458	2,083,020
35,000	KAWASAKI HEAVY INDUSTRIES LTD.	71,135	107,633
9,954	KDDI CORP.	239,416	517,873
23,200	KEIHIN CORP.	285,371	354,152
13,000	KEIKYU CORP.	95,311	111,676
5,000	KEIO CORP.	28,322	34,382
5,000	KEISEI ELECTRIC RAILWAY CO. LTD.	23,110	46,834
981	KEYENCE CORP.	180,512	313,054
6,000	KIKKOMAN CORP.	52,867	99,819
49,000	KINTETSU CORP.	153,011	215,406
14,000	KIRIN HOLDINGS CO. LTD.	159,350	219,359
18,300	KOBAYASHI PHARMACEUTICAL CO. LTD.	982,900	965,003
15,400	KOMATSU LTD.	339,281	356,042
2,300	KONAMI CORP.	50,313	48,815
21,000	KUBOTA CORP.	129,773	306,594
3,900	KURARAY CO. LTD.	51,445	54,737
4,300	KURITA WATER INDUSTRIES LTD.	96,931	91,090
2,700	KYOCERA CORP.	198,000	274,955
6,500	KYUSHU ELECTRIC POWER CO., INC.(b)	59,661	98,044
2,800	LAWSON, INC.	120,035	213,712
4,200	LIXIL GROUP CORP.	71,097	102,353
1,000	MAKITA CORP.	48,587	54,043
24,000	MARUBENI CORP.	173,505	160,436
6,500	MARUI GROUP CO. LTD.	32,287	64,816
57,000	MAZDA MOTOR CORP.(b)	95,886	224,713
1,600	MCDONALD’S HOLDINGS CO. JAPAN LTD.	43,060	44,364
51,200	MEGANE TOP CO. LTD.	586,843	714,467
1,700	MEIJI HOLDINGS CO. LTD.	54,895	81,675
31,600	MEITEC CORP.	704,775	734,402
1,800	MIRACA HOLDINGS, INC.	71,311	82,759
40,000	MITSUBISHI CHEMICAL HOLDINGS CORP.	161,621	187,941
25,200	MITSUBISHI CORP.	378,464	431,688
32,000	MITSUBISHI ELECTRIC CORP.	244,114	299,738
27,000	MITSUBISHI ESTATE CO. LTD.	353,310	718,966

See accompanying notes to the financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
17,000	MITSUBISHI GAS CHEMICAL CO., INC.	$75,149	124,955
57,000	MITSUBISHI HEAVY INDUSTRIES LTD.	185,317	316,667
4,000	MITSUBISHI LOGISTICS CORP.	45,017	55,858
18,000	MITSUBISHI MATERIALS CORP.	47,129	63,339
54,000	MITSUBISHI MOTORS CORP.(b)	51,556	74,047
3,800	MITSUBISHI TANABE PHARMA CORP.	49,996	49,234
240,600	MITSUBISHI UFJ FINANCIAL GROUP, INC.	1,162,680	1,484,646
27,000	MITSUBISHI UFJ LEASE & FINANCE CO. LTD.	83,878	127,949
29,600	MITSUI & CO. LTD.	306,203	371,865
37,000	MITSUI CHEMICALS, INC.	87,469	83,565
12,000	MITSUI FUDOSAN CO. LTD.	299,330	352,934
3,000	MITSUI MINING & SMELTING CO. LTD.	5,391	6,382
336,820	MIZUHO FINANCIAL GROUP, INC.	571,325	699,586
6,080	MS&AD INSURANCE GROUP HOLDINGS	125,874	154,605
3,600	MURATA MANUFACTURING CO. LTD.	162,615	274,047
1,500	NAMCO BANDAI HOLDINGS, INC.	14,652	24,350
27,000	NEC CORP.	70,167	59,074
5,000	NGK INSULATORS LTD.	63,090	62,008
3,000	NGK SPARK PLUG CO. LTD.	28,359	60,073
1,500	NIDEC CORP.	70,097	104,658
12,469	NIFCO, INC.	278,882	264,140
6,000	NIKON CORP.	75,728	139,988
2,300	NINTENDO CO. LTD.	230,400	271,325
11	NIPPON BUILDING FUND, INC.	90,970	127,324
11,000	NIPPON ELECTRIC GLASS CO. LTD.	57,054	53,569
17,000	NIPPON EXPRESS CO. LTD.	60,747	80,732
6,000	NIPPON MEAT PACKERS, INC.	72,315	91,773
4,200	NIPPON PAPER INDUSTRIES CO. LTD.(b)	49,572	59,879
103,535	NIPPON STEEL & SUMITOMO METAL CORP.	253,094	279,768
7,600	NIPPON TELEGRAPH & TELEPHONE CORP.	342,697	393,870
17,000	NISHI-NIPPON CITY BANK (THE) LTD.	40,901	44,394
5,000	NISSAN CHEMICAL INDUSTRIES LTD.	50,851	67,352
39,100	NISSAN MOTOR CO. LTD.	362,480	396,204
2,500	NISSHIN SEIFUN GROUP, INC.	25,731	29,946
1,200	NISSIN FOODS HOLDINGS CO. LTD.	43,959	48,578
13,900	NISSIN KOGYO CO. LTD.	186,052	251,988
1,350	NITORI HOLDINGS CO. LTD.	87,310	108,893
3,200	NITTO DENKO CORP.	77,639	205,848
5,700	NKSJ HOLDINGS, INC.	114,918	135,920
72,300	NOMURA HOLDINGS, INC.	256,136	532,883
2,700	NOMURA RESEARCH INSTITUTE LTD.	43,930	87,931
17,800	NORTH PACIFIC BANK LTD.	49,457	65,507
7,000	NSK LTD.	50,459	66,979
14	NTT DATA CORP.	36,520	49,687
265	NTT DOCOMO, INC.	387,833	411,741
65	NTT URBAN DEVELOPMENT CORP.	52,710	79,825
12,000	OBAYASHI CORP.	48,665	62,311
4,000	ODAKYU ELECTRIC RAILWAY CO. LTD.	30,548	39,040
5,100	OLYMPUS CORP.(b)	71,174	155,036
2,000	OMRON CORP.	50,017	59,528
1,300	ONO PHARMACEUTICAL CO. LTD.	55,952	88,213
8,000	ONWARD HOLDINGS CO. LTD.	54,094	66,223
800	ORIENTAL LAND CO. LTD.	50,479	123,735
10,700	ORIX CORP.	118,187	146,184
37,000	OSAKA GAS CO. LTD.	121,878	156,312
5,000	OTSUKA HOLDINGS CO. LTD.	144,921	165,104
33,300	PANASONIC CORP.(b)	217,151	267,595
15,200	RAKUTEN, INC.	97,714	179,770
23,400	RESONA HOLDINGS, INC.	97,985	113,956
10,000	RICOH CO. LTD.	94,506	118,976
1,200	RINNAI CORP.	52,047	85,420
1,500	ROHM CO. LTD.	51,836	60,496
9,938	SANKYO CO. LTD.	511,553	469,445
2,600	SANTEN PHARMACEUTICAL CO. LTD.	85,886	111,938
13,720	SBI HOLDINGS, INC.	111,165	151,476
3,400	SECOM CO. LTD.	133,812	185,118
4,100	SEGA SAMMY HOLDINGS, INC.	38,822	102,645
13,000	SEKISUI CHEMICAL CO. LTD.	66,177	138,022

See accompanying notes to the financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
6,000	SEKISUI HOUSE LTD.	$44,394	86,751
11,600	SERIA CO. LTD.	206,350	349,591
12,800	SEVEN & I HOLDINGS CO. LTD.	281,200	467,836
25,000	SHARP CORP.(b)	50,043	100,827
4,900	SHIKOKU ELECTRIC POWER CO., INC.(b)	52,495	88,485
4,000	SHIMADZU CORP.	25,419	32,184
1,000	SHIMAMURA CO. LTD.	61,206	121,496
1,500	SHIMANO, INC.	58,204	127,344
8,300	SHIN-ETSU CHEMICAL CO. LTD.	411,842	550,655
41,600	SHINKO PLANTECH CO. LTD.	342,251	313,321
4,000	SHIONOGI & CO. LTD.	67,679	83,485
5,900	SHISEIDO CO. LTD.	88,706	87,863
13,000	SHIZUOKA BANK (THE) LTD.	130,502	140,119
21,000	SHOWA DENKO K.K.	33,824	27,737
900	SMC CORP.	106,941	180,762
22,643	SMS CO. LTD.	233,273	287,432
17,900	SOFTBANK CORP.	355,350	1,044,979
14,400	SONY CORP.	173,384	301,706
4,400	SONY FINANCIAL HOLDINGS, INC.	56,074	69,518
35,400	SQUARE ENIX HOLDINGS CO. LTD.	454,922	426,171
58,402	STANLEY ELECTRIC CO. LTD.	859,276	1,137,655
7,000	SUMCO CORP.	47,761	77,001
25,000	SUMITOMO CHEMICAL CO. LTD.	74,256	78,645
21,300	SUMITOMO CORP.	207,214	265,659
13,100	SUMITOMO ELECTRIC INDUSTRIES LTD.	127,803	156,651
12,000	SUMITOMO HEAVY INDUSTRIES LTD.	39,379	50,575
9,000	SUMITOMO METAL MINING CO. LTD.	88,484	100,363
26,400	SUMITOMO MITSUI FINANCIAL GROUP, INC.	824,716	1,211,131
71,310	SUMITOMO MITSUI TRUST HOLDINGS, INC.	214,202	332,895
6,000	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	163,837	239,262
51,000	SUMITOMO RUBBER INDUSTRIES LTD.	592,291	834,059
5,800	SUZUKI MOTOR CORP.	104,611	133,743
32,000	SYSMEX CORP.	1,475,582	2,093,971
4,200	T&D HOLDINGS, INC.	47,440	56,491
31,000	TAIHEIYO CEMENT CORP.	68,814	99,082
11,000	TAISEI CORP.	19,821	39,816
600	TAISHO PHARMACEUTICAL HOLDINGS CO. LTD.	40,190	42,589
10,000	TAKASHIMAYA CO. LTD.	63,872	101,331
14,700	TAKEDA PHARMACEUTICAL CO. LTD.	588,054	664,005
1,500	TDK CORP.	58,582	51,800
29,000	TEIJIN LTD.	67,529	63,743
2,600	TERUMO CORP.	95,419	129,371
2,000	THK CO. LTD.	29,290	42,045
14,000	TOBU RAILWAY CO. LTD.	67,422	72,131
1,000	TOHO CO. LTD.	13,412	20,589
17,000	TOHO GAS CO. LTD.	81,221	87,931
7,200	TOHOKU ELECTRIC POWER CO., INC.(b)	56,650	89,946
14,100	TOKAI RIKA CO. LTD.	186,874	281,488
14,400	TOKIO MARINE HOLDINGS, INC.	359,676	456,624
21,600	TOKYO ELECTRIC POWER CO., INC.(b)	102,702	111,724
3,200	TOKYO ELECTRON LTD.	128,746	161,968
40,000	TOKYO GAS CO. LTD.	151,969	221,012
25,000	TOKYU CORP.	103,448	163,591
23,000	TOKYU LAND CORP.	86,617	211,030
4,000	TONENGENERAL SEKIYU K.K.	37,796	38,758
17,000	TORAY INDUSTRIES, INC.	70,413	110,042
80,000	TOSHIBA CORP.	245,424	384,755
6,000	TOTO LTD.	30,029	61,041
3,000	TOYO SUISAN KAISHA LTD.	74,690	99,819
4,000	TOYOTA INDUSTRIES CORP.	101,266	163,743
50,700	TOYOTA MOTOR CORP.	1,751,092	3,062,039
1,900	TOYOTA TSUSHO CORP.	17,167	48,985
2,500	TREND MICRO, INC.	74,501	79,401
1,700	TSUMURA & CO.	50,505	50,119
20,034	TSURUHA HOLDINGS, INC.	1,566,303	1,896,746
8,000	UBE INDUSTRIES LTD.	13,963	14,842
2,600	UNICHARM CORP.	68,794	147,066
6,500	USHIO, INC.	68,874	85,723

See accompanying notes to the financial statements.	80	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
80	USS CO. LTD.	$3,505	10,155
4,100	WEST JAPAN RAILWAY CO.	134,756	174,037
236	YAHOO JAPAN CORP.	62,283	116,358
1,300	YAKULT HONSHA CO. LTD.	22,252	53,872
2,720	YAMADA DENKI CO. LTD.	102,434	110,385
8,400	YAMAHA MOTOR CO. LTD.	101,558	108,832
3,100	YAMATO HOLDINGS CO. LTD.	48,197	65,357
1,600	YAMATO KOGYO CO. LTD.	50,862	48,961
4,000	YAMAZAKI BAKING CO. LTD.	44,679	46,985
5,000	YASKAWA ELECTRIC CORP.	48,019	60,849
		50,935,071	65,721,628	14.99%
Mexico:
7,116	FRESNILLO PLC	151,933	95,460
520,519	WAL-MART DE MEXICO S.A.B. DE C.V., SERIES V	1,588,758	1,465,453
		1,740,691	1,560,913	0.36%
Netherlands:
39,620	AALBERTS INDUSTRIES N.V.	750,987	885,480
25,740	ACCELL GROUP	426,901	399,708
34,297	AEGON N.V.	128,399	229,419
4,340	AKZO NOBEL N.V.	184,408	244,693
23,430	ARCADIS N.V.	506,394	629,624
8,054	ASML HOLDING N.V.	131,659	635,509
27,184	ASML HOLDING N.V. (REGISTERED)	1,663,147	2,150,254
13,709	CORE LABORATORIES N.V.	1,445,721	2,079,107
1,094	CORIO N.V.	43,642	43,525
28,308	DE MASTER BLENDERS 1753 N.V.(b)	308,423	453,219
3,045	DELTA LLOYD N.V.	50,618	61,019
1,259	FUGRO N.V. - CVA	70,525	68,255
768	GEMALTO N.V.	50,381	69,537
965	HEINEKEN HOLDING N.V.	23,862	54,144
3,662	HEINEKEN N.V.	128,663	233,327
222,668	ING GROEP N.V. - CVA(b)	1,908,959	2,028,851
13,554	KONINKLIJKE AHOLD N.V.	152,134	201,743
2,539	KONINKLIJKE DSM N.V.	86,313	165,443
64,990	KONINKLIJKE KPN N.V.	148,217	135,097
63,264	KONINKLIJKE PHILIPS N.V.	1,335,475	1,724,770
883	KONINKLIJKE VOPAK N.V.	51,486	52,095
9,716	QIAGEN N.V.(b)	139,904	190,904
3,238	RANDSTAD HOLDING N.V.	99,928	132,764
22,774	REED ELSEVIER N.V.	264,057	379,440
67,775	ROYAL DUTCH SHELL PLC, CLASS A	1,891,597	2,164,730
47,797	ROYAL DUTCH SHELL PLC, CLASS B	1,167,518	1,581,883
22,670	ROYAL IMTECH N.V.(b)	591,165	166,546
48,305	SENSATA TECHNOLOGIES HOLDING N.V.(b)	1,678,661	1,685,844
64,356	TNT EXPRESS N.V.	483,286	482,677
27,623	UNILEVER N.V. - CVA	917,402	1,087,833
32,690	USG PEOPLE N.V.	259,392	212,755
6,193	WOLTERS KLUWER N.V.	101,075	131,034
		17,190,299	20,761,229	4.74%
New Zealand:
11,811	CONTACT ENERGY LTD.	51,688	46,863
7,321	FLETCHER BUILDING LTD.	51,323	47,827
18,050	SKYCITY ENTERTAINMENT GROUP LTD.	49,428	60,987
37,843	TELECOM CORP. OF NEW ZEALAND LTD.	73,138	65,984
		225,577	221,661	0.05%
Norway:
3,760	AKER SOLUTIONS ASA	43,776	51,160
13,773	DNB ASA	87,874	199,418
3,900	KVAERNER ASA	6,507	6,234
21,490	NORSK HYDRO ASA	82,180	85,757
103,332	ORKLA ASA	712,205	846,478
12,350	SCHIBSTED ASA	474,811	533,496
4,963	SEADRILL LTD.	89,506	200,339
18,458	STATOIL ASA	342,560	380,747
11,360	TELENOR ASA	229,860	225,167

See accompanying notes to the financial statements.	81	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Norway (Cont’d):
85,000	TOMRA SYSTEMS ASA	$703,315	720,653
4,000	YARA INTERNATIONAL ASA	109,527	159,490
		2,882,121	3,408,939	0.78%
Philippines:
265,880	METROPOLITAN BANK & TRUST	591,567	683,164
		591,567	683,164	0.16%
Poland:
5,272	EUROCASH S.A.	63,752	93,137
		63,752	93,137	0.02%
Portugal:
20,567	EDP - ENERGIAS DE PORTUGAL S.A.	48,529	66,258
10,080	GALP ENERGIA SGPS S.A.	157,855	149,247
60,717	JERONIMO MARTINS SGPS S.A.	1,026,051	1,279,533
25,788	PORTUGAL TELECOM SGPS S.A. (REGISTERED)	118,941	100,365
		1,351,376	1,595,403	0.36%
Russia:
510	X5 RETAIL GROUP N.V.(b)	8,769	9,231
6,460	X5 RETAIL GROUP N.V. GDR (REGISTERED)(b)	122,935	116,926
		131,704	126,157	0.03%
Singapore:
31,000	ASCENDAS REAL ESTATE INVESTMENT TRUST	51,644	54,540
39,500	CAPITALAND LTD.	75,674	95,984
36,000	CAPITAMALL TRUST	34,133	56,663
11,000	CITY DEVELOPMENTS LTD.	71,096	92,860
34,000	DBS GROUP HOLDINGS LTD.	221,626	415,779
169,924	FLEXTRONICS INTERNATIONAL LTD.(b)	1,089,961	1,315,212
22,000	FRASER AND NEAVE LTD.	58,463	148,923
52,000	GENTING SINGAPORE PLC	65,403	54,154
130,000	GLOBAL LOGISTIC PROPERTIES LTD.	203,681	282,051
96,000	GOLDEN AGRI-RESOURCES LTD.	50,472	42,414
59,000	HUTCHISON PORT HOLDINGS TRUST, CLASS U	48,423	43,512
28,000	KEPPEL CORP. LTD.	105,334	229,744
5,600	KEPPEL REIT	1,235	5,722
38,000	OVERSEA-CHINESE BANKING CORP. LTD.	302,981	299,803
17,000	SEMBCORP INDUSTRIES LTD.	31,827	66,390
22,000	SEMBCORP MARINE LTD.	32,803	74,982
12,000	SINGAPORE AIRLINES LTD.	70,334	96,000
31,000	SINGAPORE EXCHANGE LTD.	139,131	171,937
41,000	SINGAPORE PRESS HOLDINGS LTD.	91,268	134,888
21,000	SINGAPORE TECHNOLOGIES ENGINEERING LTD.	48,624	69,420
170,000	SINGAPORE TELECOMMUNICATIONS LTD.	324,551	505,641
22,000	UNITED OVERSEAS BANK LTD.	299,383	344,710
15,000	UOL GROUP LTD.	49,917	79,527
33,000	WILMAR INTERNATIONAL LTD.	95,945	82,012
		3,563,909	4,762,868	1.09%
South Africa:
77,786	SHOPRITE HOLDINGS LTD.	1,596,359	1,459,710
		1,596,359	1,459,710	0.33%
South Korea:
5,245	BINGGRAE CO. LTD.	488,445	496,003
56,830	BS FINANCIAL GROUP, INC.	640,583	719,052
50,050	DGB FINANCIAL GROUP, INC.	625,621	683,665
24,840	HALLA VISTEON CLIMATE CONTROL CORP.	529,036	788,451
6,616	HYUNDAI MIPO DOCKYARD	742,541	729,930
17,720	KIA MOTORS CORP.	835,131	963,541
6,353	KIWOOM SECURITIES CO. LTD.	349,706	307,623
6,820	KOREA INVESTMENT HOLDINGS CO. LTD.	241,658	248,125
9,049	YOUNGONE HOLDINGS CO. LTD.	515,320	544,342
		4,968,041	5,480,732	1.25%
Spain:
7,845	ABERTIS INFRAESTRUCTURAS S.A.	113,552	136,833
1,260	ACCIONA S.A.	78,312	66,505
7,760	ACERINOX S.A.	95,129	72,241
5,299	AMADEUS IT HOLDING S.A., CLASS A	128,322	169,367
97,279	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	737,382	816,087

See accompanying notes to the financial statements.	82	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Spain (Cont’d):
19,444	BANCO POPULAR ESPANOL S.A.(b)	$75,513	59,604
169,709	BANCO SANTANDER S.A.	1,159,868	1,082,860
27,341	CAIXABANK	92,783	84,024
1,388	CONSTRUCCIONES Y AUXILIAR DE FERROCARRILES S.A.	645,501	592,504
9,700	DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	47,567	73,357
85,944	DURO FELGUERA S.A.	552,937	553,752
7,427	ENAGAS S.A.	138,558	183,535
3,362	FERROVIAL S.A.	50,676	53,739
13,148	GAS NATURAL SDG S.A.	203,530	265,097
1,818	GRIFOLS S.A.	52,706	66,732
50,243	IBERDROLA S.A.	239,960	265,258
10,995	INDITEX S.A.	1,484,065	1,357,316
49,976	MAPFRE S.A.	136,153	162,758
21,941	MELIA HOTELS INTERNATIONAL S.A.	146,843	166,502
3,172	RED ELECTRICA CORP. S.A.	137,295	174,443
19,639	REPSOL S.A.	379,635	414,378
5,898	TECNICAS REUNIDAS S.A.	293,674	270,964
56,727	TELEFONICA S.A.(b)	784,783	726,942
4,021	ZARDOYA OTIS S.A.	49,157	56,998
		7,823,901	7,871,796	1.80%
Sweden:
7,400	ASSA ABLOY AB, CLASS B	89,466	289,993
11,337	ATLAS COPCO AB, CLASS A	121,649	273,869
6,368	ATLAS COPCO AB, CLASS B	78,834	136,550
39,960	DUNI AB	351,554	347,097
8,524	ELECTROLUX AB, CLASS B	113,200	215,321
8,575	ELEKTA AB, CLASS B	104,728	130,426
77	GETINGE AB, CLASS B	905	2,340
15,793	HENNES & MAURITZ AB, CLASS B	349,564	519,046
3,700	HEXAGON AB, CLASS B	56,830	98,926
17,500	HUSQVARNA AB, CLASS B	64,201	92,353
10,000	INDUSTRIVARDEN AB, CLASS C	103,927	167,012
32,645	INDUTRADE AB	934,333	1,010,101
3,000	INVESTMENT AB KINNEVIK, CLASS B	51,225	76,900
11,800	INVESTOR AB, CLASS B	161,782	317,254
2,344	LUNDIN PETROLEUM AB(b)	54,274	46,488
1,045	MILLICOM INTERNATIONAL CELLULAR S.A. SDR	88,132	75,281
41,436	NORDEA BANK AB	232,747	463,414
10,770	ORIFLAME COSMETICS S.A. SDR	355,456	340,954
23,773	SANDVIK AB	201,678	284,308
2,429	SCANIA AB, CLASS B	50,725	48,644
15,868	SECURITAS AB, CLASS B	125,722	138,778
41,800	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	171,318	399,544
2,800	SKANSKA AB, CLASS B	23,703	46,471
5,793	SKF AB, CLASS B	143,420	135,709
5,400	SSAB AB, CLASS A	48,129	32,234
82,070	SVENSKA CELLULOSA AB, CLASS B	1,673,266	2,059,674
11,896	SVENSKA HANDELSBANKEN AB, CLASS A	264,805	477,536
9,175	SWEDBANK AB, CLASS A	197,055	210,423
3,023	SWEDISH MATCH AB	101,559	107,332
5,078	TELE2 AB, CLASS B	64,621	59,631
58,718	TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B	533,417	665,011
36,666	TELIASONERA AB	193,138	239,096
21,000	VOLVO AB, CLASS B	127,847	281,207
		7,233,210	9,788,923	2.23%
Switzerland:
44,424	ABB LTD. (REGISTERED)	619,065	964,625
25,927	ACE LTD.	2,097,627	2,319,948
2,362	ACTELION LTD. (REGISTERED)	90,246	142,288
18,895	ADECCO S.A. (REGISTERED)	790,950	1,077,228
2,059	ARYZTA A.G.	50,704	115,751
484	BALOISE HOLDING A.G. (REGISTERED)	26,452	47,065
8,167	CIE FINANCIERE RICHEMONT S.A., CLASS A (BEARER)	550,611	722,410
3,332	COCA-COLA HBC A.G.	76,472	77,993
14,319	CREDIT SUISSE GROUP A.G. (REGISTERED)	340,080	379,748
470	FORBO HOLDING A.G. (REGISTERED)	307,691	299,799
1,115	GEBERIT A.G. (REGISTERED)	110,661	276,581

See accompanying notes to the financial statements.	83	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Switzerland (Cont’d):
174	GIVAUDAN S.A. (REGISTERED)	$105,989	224,558
189,200	GLENCORE XSTRATA PLC	736,586	783,149
4,025	HOLCIM LTD. (REGISTERED)	183,971	280,606
4,134	JULIUS BAER GROUP LTD.	87,890	161,456
408	KUEHNE + NAGEL INTERNATIONAL A.G. (REGISTERED)	48,982	44,793
41	LINDT & SPRUENGLI A.G. (PARTICIPATION CERTIFICATE)	59,775	154,008
3	LINDT & SPRUENGLI A.G. (REGISTERED)	75,352	130,729
45,240	LOGITECH INTERNATIONAL S.A. (REGISTERED)	392,534	318,942
897	LONZA GROUP A.G. (REGISTERED)	50,452	67,568
90,501	NESTLE S.A. (REGISTERED)	3,533,844	5,935,670
40,470	NOBEL BIOCARE HOLDING A.G. (REGISTERED)	378,692	492,727
65,047	NOVARTIS A.G. (REGISTERED)	2,948,866	4,620,882
15,794	PANALPINA WELTTRANSPORT HOLDING A.G. (REGISTERED)	1,250,198	1,703,889
9,929	PARGESA HOLDING S.A. (BEARER)	628,597	662,774
13,103	ROCHE HOLDING A.G. (GENUSSCHEIN)	1,721,829	3,259,970
1,381	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	108,493	192,409
589	SCHINDLER HOLDING A.G. (REGISTERED)	68,597	79,818
1,129	SGS S.A. (REGISTERED)	2,343,604	2,425,219
77	SIKA A.G. (BEARER)	152,753	199,399
1,300	SONOVA HOLDING A.G. (REGISTERED)	84,464	137,907
10,640	STMICROELECTRONICS N.V.	55,625	95,853
635	SULZER A.G. (REGISTERED)	30,609	101,581
510	SWATCH GROUP (THE) A.G. (BEARER)	241,014	279,149
579	SWATCH GROUP (THE) A.G. (REGISTERED)	52,552	54,556
743	SWISS LIFE HOLDING A.G. (REGISTERED)	101,194	120,824
1,576	SWISS PRIME SITE A.G. (REGISTERED)	122,881	115,879
3,269	SWISS RE A.G.	238,123	243,302
743	SWISSCOM A.G. (REGISTERED)	269,477	325,345
1,170	SYNGENTA A.G. (REGISTERED)	237,102	457,818
52,845	TE CONNECTIVITY LTD.	1,016,434	2,406,561
6,004	TRANSOCEAN LTD.	321,336	287,892
55,541	UBS A.G. (REGISTERED)	890,566	945,529
4,316	WOLSELEY PLC	70,476	199,099
2,962	ZURICH INSURANCE GROUP A.G.	537,248	768,292
		24,206,664	34,701,589	7.92%
Taiwan:
866,000	D-LINK CORP.	489,773	530,216
121,000	GIANT MANUFACTURING CO. LTD.	642,690	831,671
203,000	SIMPLO TECHNOLOGY CO. LTD.	1,102,093	880,518
163,991	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD. ADR(d)	2,525,827	3,004,315
129,000	TRIPOD TECHNOLOGY CORP.	311,363	278,479
		5,071,746	5,525,199	1.26%
Thailand:
1,024,700	LPN DEVELOPMENT PCL (REGISTERED)	612,245	796,236
		612,245	796,236	0.18%
Turkey:
38,326	AYGAZ A/S	175,595	176,061
		175,595	176,061	0.04%
United Kingdom:
25,248	3I GROUP PLC	88,645	129,642
13,185	ABERDEEN ASSET MANAGEMENT PLC	49,918	76,766
88,343	ADMIRAL GROUP PLC	1,635,397	1,783,027
6,473	AGGREKO PLC	179,905	161,657
103,832	ALENT PLC	488,356	517,988
18,460	AMEC PLC	250,623	282,171
22,669	ANGLO AMERICAN PLC	440,589	436,497
4,811	ANTOFAGASTA PLC	33,978	58,172
33,451	AON PLC	1,617,255	2,152,572
14,574	ARM HOLDINGS PLC	183,136	176,222
32,055	ARM HOLDINGS PLC ADR(d)	914,776	1,159,750
348,486	ASHMORE GROUP PLC	2,133,607	1,821,712
18,990	ASOS PLC(b)	1,152,223	1,168,311
2,111	ASSOCIATED BRITISH FOODS PLC	52,996	55,706
39,147	ASTRAZENECA PLC	1,628,133	1,854,691

See accompanying notes to the financial statements.	84	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
59,299	AVIVA PLC	$212,664	306,288
5,239	BABCOCK INTERNATIONAL GROUP PLC	47,416	87,890
69,985	BAE SYSTEMS PLC	356,154	407,679
13,290	BALFOUR BEATTY PLC	50,926	48,189
202,354	BARCLAYS PLC	785,219	856,986
26,580	BELLWAY PLC	431,670	513,421
47,320	BERENDSEN PLC	430,401	535,827
61,258	BG GROUP PLC	967,887	1,042,110
39,133	BHP BILLITON PLC	853,977	1,001,115
49,770	BODYCOTE PLC	296,347	396,656
40,090	BOVIS HOMES GROUP PLC	334,837	464,934
347,971	BP PLC	2,336,178	2,409,395
35,098	BRITISH AMERICAN TOBACCO PLC	1,391,296	1,797,649
11,630	BRITISH LAND CO. PLC	61,579	100,206
17,468	BRITISH SKY BROADCASTING GROUP PLC	116,486	210,418
143,369	BT GROUP PLC	523,985	674,232
5,069	BUNZL PLC	39,524	98,684
8,202	BURBERRY GROUP PLC	40,549	168,535
16,980	CAPITA PLC	162,367	249,477
3,001	CARNIVAL PLC	81,398	104,524
19,383	CARPETRIGHT PLC(b)	188,450	172,461
92,189	CENTRICA PLC	340,421	505,054
28,496	COBHAM PLC	93,701	113,597
278,351	COMPASS GROUP PLC	1,770,331	3,556,207
2,950	CRODA INTERNATIONAL PLC	101,220	111,138
192,670	DEBENHAMS PLC	201,104	279,561
78,480	DIAGEO PLC	1,070,935	2,244,046
17,440	DIGNITY PLC	263,164	361,806
200,945	DIPLOMA PLC	1,561,157	1,713,041
119,233	DIRECT LINE INSURANCE GROUP PLC	372,511	422,540
95	DRAX GROUP PLC	544	842
17,860	EURASIAN NATURAL RESOURCES CORP. PLC	68,365	55,415
99,309	FIBERWEB PLC	111,178	106,108
21,685	G4S PLC	77,070	75,990
32,712	GKN PLC	101,683	149,907
91,912	GLAXOSMITHKLINE PLC	1,410,189	2,303,798
101,170	GREGGS PLC	781,008	642,272
17,505	HAMMERSON PLC	69,535	129,740
104,290	HOMESERVE PLC	364,770	444,136
335,233	HSBC HOLDINGS PLC	2,323,658	3,477,331
232,158	ICAP PLC	1,259,540	1,283,521
231,255	IG GROUP HOLDINGS PLC	1,683,027	2,040,018
2,830	IMI PLC	52,352	53,373
18,792	IMPERIAL TOBACCO GROUP PLC	441,174	651,663
11,958	INMARSAT PLC	92,794	122,493
1,818	INTERCONTINENTAL HOTELS GROUP PLC	52,081	49,993
32,745	INTERNATIONAL CONSOLIDATED AIRLINES GROUP S.A.(b)	90,834	131,533
2,722	INTERTEK GROUP PLC	108,909	121,013
6,025	INTU PROPERTIES PLC	23,472	28,646
9,702	INVENSYS PLC	29,802	60,882
11,111	INVESTEC PLC	66,959	69,912
444,560	ITE GROUP PLC	1,583,036	2,016,290
17,144	ITV PLC	9,112	36,531
29,306	J. SAINSBURY PLC	141,007	158,368
3,841	JOHNSON MATTHEY PLC	85,088	153,527
42,914	KINGFISHER PLC	109,517	223,876
195,230	LAIRD PLC	683,216	527,060
15,511	LAND SECURITIES GROUP PLC	113,585	208,548
69,234	LEGAL & GENERAL GROUP PLC	173,141	180,487
2,118,440	LLOYDS BANKING GROUP PLC(b)	1,702,120	2,035,041
6,030	LONDON STOCK EXCHANGE GROUP PLC	69,795	122,621
449,800	MAN GROUP PLC	638,904	569,191
25,083	MARKS & SPENCER GROUP PLC	101,882	164,312
349,915	MEARS GROUP PLC	1,841,014	2,058,296
13,587	MEGGITT PLC	60,745	106,942
15,880	MELROSE INDUSTRIES PLC	52,258	60,213

See accompanying notes to the financial statements.	85	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
92,482	MICHAEL PAGE INTERNATIONAL PLC	$519,290	521,850
167,629	MITIE GROUP PLC	789,786	640,703
57,366	NATIONAL GRID PLC	524,321	650,891
3,200	NEXT PLC	86,367	221,840
96,618	OLD MUTUAL PLC	133,905	265,541
17,030	PEARSON PLC	231,527	303,310
6,290	PETROFAC LTD.	120,064	114,610
39,966	PRUDENTIAL PLC	587,453	653,453
350,880	QINETIQ GROUP PLC	638,683	962,742
772	RANDGOLD RESOURCES LTD.	79,361	47,965
12,630	RECKITT BENCKISER GROUP PLC	545,806	892,862
188,329	REED ELSEVIER PLC	1,477,551	2,139,699
24,403	RESOLUTION LTD.	95,067	105,780
18,486	REXAM PLC	87,980	134,255
18,477	RIO TINTO PLC	802,244	753,993
33,377	ROLLS-ROYCE HOLDINGS PLC	490,757	575,672
30,125	ROYAL BANK OF SCOTLAND GROUP PLC(b)	147,782	125,314
36,342	RSA INSURANCE GROUP PLC	68,056	65,776
14,621	SABMILLER PLC	656,380	701,047
20,657	SAGE GROUP (THE) PLC	74,323	106,885
50,841	SAVILLS PLC	234,523	441,535
10,277	SEGRO PLC	36,889	43,641
96,765	SERCO GROUP PLC	865,757	907,332
4,954	SEVERN TRENT PLC	76,220	125,379
18,823	SMITH & NEPHEW PLC	151,602	210,422
5,478	SMITHS GROUP PLC	80,025	108,979
16,949	SSE PLC	293,983	392,608
44,425	STANDARD CHARTERED PLC	726,163	964,198
48,103	STANDARD LIFE PLC	131,737	252,922
6,872	SUBSEA 7 S.A.(b)	162,265	120,485
54,459	SYNERGY HEALTH PLC	832,417	934,316
8,607	TATE & LYLE PLC	92,385	107,934
521,777	TESCO PLC	2,757,226	2,629,980
18,836	TULLOW OIL PLC	298,063	286,773
24,244	UNILEVER PLC	545,190	981,583
37,893	UNILEVER PLC ADR(d)	923,287	1,532,772
10,541	UNITED UTILITIES GROUP PLC	80,109	109,661
307,500	VECTURA GROUP PLC(b)	435,905	378,831
2,343	VEDANTA RESOURCES PLC	35,450	36,349
112,385	VESUVIUS PLC	541,709	628,346
1,233,177	VODAFONE GROUP PLC	2,490,262	3,523,316
1,806	WEIR GROUP (THE) PLC	44,508	59,084
2,849	WHITBREAD PLC	65,613	132,422
7,337	WILLIAM HILL PLC	50,538	49,201
51,312	WM MORRISON SUPERMARKETS PLC	206,637	204,316
23,432	WPP PLC	141,019	399,868
		63,362,940	78,954,880	18.01%
United States:
41,583	ARCH CAPITAL GROUP LTD.(b)	796,665	2,137,782
24,880	AXIS CAPITAL HOLDINGS LTD.	938,631	1,139,006
9,091	BROOKFIELD OFFICE PROPERTIES, INC.(b)	77,904	151,185
2,505	CATAMARAN CORP.(b)	124,238	121,927
51,424	COCA-COLA ENTERPRISES, INC.	1,613,228	1,808,068
16,410	STEINER LEISURE LTD.(b)	777,562	867,433
8,041	THOMSON REUTERS CORP.	206,631	262,401
		4,534,859	6,487,802	1.48%
	Sub-total Common Stocks:	340,592,974	418,699,336	95.51%
Master Limited Partnerships:
United States:
756	BROOKFIELD PROPERTY PARTNERS L.P.	15,940	15,311
53,789	LAZARD LTD., CLASS A	1,557,119	1,729,317
		1,573,059	1,744,628	0.40%
	Sub-total Master Limited Partnerships:	1,573,059	1,744,628	0.40%
Preferred Stocks:
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G.	49,612	104,000

See accompanying notes to the financial statements.	86	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Shares	Security	Cost	Fair value (a)	Percent of net assets
Germany (Cont’d):
2,200	DRAEGERWERK A.G. & CO. KGAA	$284,294	301,540
2,280	HENKEL A.G. & CO. KGAA	200,431	214,421
3,478	PORSCHE AUTOMOBIL HOLDING S.E.	159,145	269,274
3,577	PROSIEBENSAT.1 MEDIA A.G.(b)	60,490	153,741
2,770	RWE A.G. (NON VOTING)	76,994	85,632
2,175	VOLKSWAGEN A.G.	473,409	440,376
		1,304,375	1,568,984	0.36%
	Sub-total Preferred Stocks	1,304,375	1,568,984	0.36%
Rights:
Austria:
10,586	IMMOEAST A.G.(b)(c)	-	-
		-	-	0.00%
France:
2	GROUPE FNAC(b)	-	5
		-	5	0.00%
Spain:
19,639	REPSOL S.A.(b)	11,550	10,941
		11,550	10,941	0.00%
	Sub-total Rights	11,550	10,946	0.00%
Short-Term Investments:
14,661,462	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 0.01%(e)	14,661,462	14,661,462
	Sub-total Short-Term Investments:	14,661,462	14,661,462	3.35%
	Grand total(f)	$358,143,420	436,685,356	99.62%

Notes to Schedule of Investments:

(a)	Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Currently non-income producing assets.
(c)	Security has been deemed worthless and is a Level 3 investment.
(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.44% of net assets.
(e)	The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds.

At December 31, 2012, the value of the Clearwater International Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was approximately $33,524,860 with net sales of approximately $18,863,398 during the six months ended June 30, 2013.

(f)

At June 30, 2013, the cost for Federal income tax purposes was $359,544,499. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$89,594,099
Gross unrealized depreciation	(12,453,242)
Net unrealized appreciation	$77,140,857

See accompanying notes to the financial statements.	87	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

At June 30, 2013, the industry sectors for the Clearwater International Fund were:

Industry Sector	Percent of Long-Term Investments
Consumer Discretionary	16.52%
Consumer Staples	12.12
Energy	6.11
Financials	21.21
Health Care	9.16
Industrials	15.69
Information Technology	8.62
Materials	5.74
Telecommunication Services	2.86
Utilities	1.97
100.00%

At June 30, 2013, the Clearwater International Fund’s investments were denominated in the following currencies:

Concentration by Currency	Percent of Long-Term Investments
Euro	20.59%
British Pound	18.95
Japanese Yen	15.57
United States Dollar	10.65
Canadian Dollar	6.73
Swiss Franc	6.69
Australian Dollar	6.38
Hong Kong Dollar	6.08
All other currencies less than 5%	8.36
100.00%

At June 30, 2013, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:

Contracts To Deliver Currency	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Gains (Losses)	Counterparty
Australian Dollar	1,787	United States Dollar	1,656	7/1/13	$22	Northern Trust
British Pound	6,243	United States Dollar	9,511	7/1/13	17	Morgan Stanley
Euro	114,569	United States Dollar	149,180	7/1/13	52	Morgan Stanley
Japanese Yen	724,094	United States Dollar	7,365	7/1/13	64	Barclays
Japanese Yen	1,158,805	United States Dollar	11,776	7/1/13	92	Northern Trust
Japanese Yen	1,084,207	United States Dollar	11,018	7/1/13	87	Northern Trust
Japanese Yen	653,685	United States Dollar	6,643	7/1/13	52	Northern Trust
Japanese Yen	453,819	United States Dollar	4,612	7/1/13	36	Northern Trust
Japanese Yen	331,485	United States Dollar	3,369	7/1/13	26	Northern Trust
Japanese Yen	222,847	United States Dollar	2,265	7/1/13	18	Northern Trust
Japanese Yen	220,526	United States Dollar	2,241	7/1/13	18	Northern Trust
Japanese Yen	125,352	United States Dollar	1,274	7/1/13	10	Northern Trust
Japanese Yen	120,709	United States Dollar	1,227	7/1/13	10	Northern Trust
Japanese Yen	120,245	United States Dollar	1,222	7/1/13	9	Northern Trust
Japanese Yen	111,424	United States Dollar	1,132	7/1/13	9	Northern Trust
Japanese Yen	103,067	United States Dollar	1,047	7/1/13	8	Northern Trust
Japanese Yen	102,138	United States Dollar	1,038	7/1/13	8	Northern Trust
Japanese Yen	102,138	United States Dollar	1,038	7/1/13	8	Northern Trust
Japanese Yen	96,135	United States Dollar	977	7/1/13	8	Northern Trust
Japanese Yen	89,139	United States Dollar	906	7/1/13	7	Northern Trust

See accompanying notes to the financial statements.	88	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Contracts To Deliver Currency	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Gains (Losses)	Counterparty
Japanese Yen	81,711	United States Dollar	830	7/1/13	$7	Northern Trust
Japanese Yen	71,033	United States Dollar	722	7/1/13	6	Northern Trust
Japanese Yen	36,213	United States Dollar	368	7/1/13	3	Northern Trust
Japanese Yen	35,098	United States Dollar	357	7/1/13	3	Northern Trust
Japanese Yen	10,845	United States Dollar	110	7/1/13	1	Northern Trust
United States Dollar	111,809	British Pound	72,945	7/1/13	(865)	Northern Trust
United States Dollar	504,988	British Pound	329,454	7/1/13	(3,904)	Northern Trust
United States Dollar	7,781	British Pound	5,075	7/1/13	(62)	State Street
United States Dollar	12,073	Euro	9,282	7/1/13	9	Bank of America
British Pound	3	United States Dollar	5	7/2/13	- *	Northern Trust
British Pound	9,301	United States Dollar	14,110	7/2/13	(37)	Northern Trust
British Pound	13,856	United States Dollar	21,020	7/2/13	(55)	Northern Trust
Canadian Dollar	78	United States Dollar	74	7/2/13	- *	Northern Trust
Canadian Dollar	616	United States Dollar	584	7/2/13	(1)	Northern Trust
Euro	27,077	United States Dollar	35,219	7/2/13	(26)	Citibank
Euro	1,028	United States Dollar	1,336	7/2/13	(2)	Northern Trust
Euro	3,829	United States Dollar	4,977	7/2/13	(7)	Northern Trust
Euro	10,732	United States Dollar	13,950	7/2/13	(20)	Northern Trust
Euro	15,107	United States Dollar	19,636	7/2/13	(28)	Northern Trust
Euro	19,650	United States Dollar	25,542	7/2/13	(36)	Northern Trust
Japanese Yen	5,571	United States Dollar	56	7/2/13	- *	Northern Trust
Japanese Yen	11,699	United States Dollar	118	7/2/13	- *	Northern Trust
Japanese Yen	19,499	United States Dollar	196	7/2/13	- *	Northern Trust
Japanese Yen	23,213	United States Dollar	234	7/2/13	- *	Northern Trust
Japanese Yen	24,792	United States Dollar	250	7/2/13	- *	Northern Trust
Japanese Yen	38,998	United States Dollar	393	7/2/13	(1)	Northern Trust
Japanese Yen	41,784	United States Dollar	421	7/2/13	(1)	Northern Trust
Japanese Yen	48,284	United States Dollar	486	7/2/13	(1)	Northern Trust
Japanese Yen	50,141	United States Dollar	505	7/2/13	(1)	Northern Trust
Japanese Yen	53,112	United States Dollar	535	7/2/13	(1)	Northern Trust
Japanese Yen	64,997	United States Dollar	654	7/2/13	(1)	Northern Trust
Japanese Yen	66,854	United States Dollar	673	7/2/13	(1)	Northern Trust
Japanese Yen	74,747	United States Dollar	753	7/2/13	(1)	Northern Trust
Japanese Yen	78,925	United States Dollar	795	7/2/13	(1)	Northern Trust
Japanese Yen	81,711	United States Dollar	823	7/2/13	(1)	Northern Trust
Japanese Yen	87,746	United States Dollar	883	7/2/13	(1)	Northern Trust
Japanese Yen	88,210	United States Dollar	888	7/2/13	(1)	Northern Trust
Japanese Yen	108,638	United States Dollar	1,094	7/2/13	(2)	Northern Trust
Japanese Yen	108,638	United States Dollar	1,094	7/2/13	(2)	Northern Trust
Japanese Yen	121,637	United States Dollar	1,225	7/2/13	(2)	Northern Trust
Japanese Yen	150,422	United States Dollar	1,514	7/2/13	(2)	Northern Trust
Japanese Yen	152,427	United States Dollar	1,535	7/2/13	(2)	Northern Trust
Japanese Yen	162,493	United States Dollar	1,636	7/2/13	(2)	Northern Trust
Japanese Yen	168,528	United States Dollar	1,697	7/2/13	(3)	Northern Trust
Japanese Yen	216,162	United States Dollar	2,176	7/2/13	(3)	Northern Trust
Japanese Yen	219,412	United States Dollar	2,209	7/2/13	(3)	Northern Trust
Japanese Yen	264,631	United States Dollar	2,664	7/2/13	(4)	Northern Trust
Japanese Yen	264,631	United States Dollar	2,664	7/2/13	(4)	Northern Trust
Japanese Yen	273,916	United States Dollar	2,758	7/2/13	(4)	Northern Trust
Japanese Yen	441,052	United States Dollar	4,442	7/2/13	(6)	Northern Trust
Japanese Yen	1,228,445	United States Dollar	12,367	7/2/13	(19)	Northern Trust

See accompanying notes to the financial statements.	89	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund (unaudited)
June 30, 2013

Contracts To Deliver Currency	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Gains (Losses)	Counterparty
Singapore Dollar	9,520	United States Dollar	7,502	7/2/13	$(9)	Northern Trust
United States Dollar	41,145	British Pound	27,006	7/2/13	(71)	Morgan Stanley
United States Dollar	83,664	Euro	64,253	7/2/13	(29)	Morgan Stanley
United States Dollar	4,607	Hong Kong Dollar	35,744	7/2/13	1	Barclays
United States Dollar	6,617	Hong Kong Dollar	51,331	7/2/13	2	Northern Trust
Japanese Yen	495,203	United States Dollar	5,001	7/3/13	8	Deutsche Bank
United States Dollar	17,121	British Pound	11,267	7/3/13	15	Deutsche Bank
United States Dollar	80,611	Euro	61,975	7/3/13	59	Citibank
United States Dollar	11,940	Hong Kong Dollar	92,613	7/3/13	- *	Northern Trust
Hong Kong Dollar	3,831,412	United States Dollar	493,688	7/5/13	(313)	Northern Trust
Japanese Yen	339,314,948	United States Dollar	3,631,542	8/15/13	209,674	Northern Trust
Japanese Yen	19,649,885	United States Dollar	211,198	8/15/13	13,036	Northern Trust
Japanese Yen	13,784,468	United States Dollar	139,403	8/15/13	392	Northern Trust
Japanese Yen	14,538,502	United States Dollar	146,775	8/15/13	160	Northern Trust
United States Dollar	361,160	Japanese Yen	36,197,307	8/15/13	3,876	Northern Trust
United States Dollar	92,989	Japanese Yen	8,812,754	8/15/13	(4,116)	Northern Trust
					$218,162

*	Amount rounds to less than $1.

The Clearwater International Fund did not have any spot foreign currency transactions outstanding as of June 30, 2013.

See accompanying notes to the financial statements.	90	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater International Fund (unaudited)
June 30, 2013

See accompanying notes to the financial statements.	91	(Continued)

Item 2. Code of Ethics

Not applicable to this filing.

Item 3. Audit Committee Financial Expert

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable to this filing.

Item 6. Investments

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company)

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures

(a)	The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b)	There have been no significant changes in the Trust’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable to this filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3)	No written solicitations to purchase securities were sent or delivered during the period covered by this report by or on behalf of the Trust.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer) and
Treasurer (Principal Financial Officer)

Date: September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer)

Date: September 6, 2013

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
Treasurer (Principal Financial Officer)

Date: September 6, 2013